UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust
(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100
Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Richard Noyes, Esq.
Westcore Trust
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2016 - December 31, 2016

Item 1.	Reports to Stockholders.

Westcore Funds®
Denver Investments

2016 ANNUAL REPORT

DECEMBER 31, 2016

Fund	TICKER SYMBOLS Retail Class	Institutional Class
WESTCORE EQUITY FUNDS		
Westcore Small-Cap Growth Fund	WTSGX	WISGX
Westcore Small-Cap Growth Fund II *(formerly Westcore Select Fund)*	–	WTSLX
Westcore Global Large-Cap Dividend Fund	WTMVX	WIMVX
Westcore Large-Cap Dividend Fund *(formerly Westcore Growth Fund)*	WTEIX	WILGX
Westcore Mid-Cap Value Dividend Fund	WTMCX	WIMCX
Westcore Mid-Cap Value Dividend Fund II *(formerly Westcore MIDCO Growth Fund)*	WTMGX	WIMGX
Westcore Smid-Cap Value Dividend Fund	WTSDX	WISDX
Westcore Small-Cap Value Dividend Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	WIIFX
WESTCORE BOND FUNDS		
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Municipal Opportunities Fund	WTTAX	WITAX
Westcore Colorado Tax-Exempt Fund	WTCOX	WICOX

Westcore Funds are managed by Denver Investments.

The mountain logo together with "Westcore Funds Denver Investments" is a registered service mark of Denver Investments.

TABLE OF CONTENTS

SHAREHOLDER LETTER	1
FUND OVERVIEWS
Westcore Small-Cap Growth Fund	2
Westcore Small-Cap Growth Fund II	4
Westcore Global Large-Cap Dividend Fund	6
Westcore Large-Cap Dividend Fund	8
Westcore Mid-Cap Value Dividend Fund	10
Westcore Mid-Cap Value Dividend Fund II	12
Westcore Smid-Cap Value Dividend Fund	14
Westcore Small-Cap Value Dividend Fund	16
Westcore Micro-Cap Opportunity Fund	18
Westcore International Small-Cap Fund	20
Westcore Flexible Income Fund	22
Westcore Plus Bond Fund	24
Westcore Municipal Opportunities Fund	26
Westcore Colorado Tax-Exempt Fund	28
FUND EXPENSES	30
IMPORTANT DISCLOSURES	33
TRUSTEES AND OFFICERS	37
FINANCIAL STATEMENTS	41
Statements of Investments	42
Statements of Assets and Liabilities	76
Statements of Operations	79
Statements of Changes in Net Assets	82
Financial Highlights	88
Notes to Financial Statements	102
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	124
SHAREHOLDER TAX INFORMATION	125
OTHER IMPORTANT INFORMATION	127

| p: 800.392.CORE (2673) | www.westcore.com

INTENTIONALLY LEFT BLANK

SHAREHOLDER LETTER	(UNAUDITED)

Dear Fellow Shareholders,

In many ways, 2016 was a year that taught us to expect the unexpected. The first two weeks of 2016 were among the worst on record in terms of stock market performance, yet equity returns were generally respectable for the whole year. Meanwhile, the three-decade bull market in bonds appears as if it might be coming to an end as interest rates jumped at the dual threat of a less-accommodative Federal Reserve and increasing inflationary pressure in the United States.

The U.S. Presidential election was the notable event in the second half of 2016. It created volatility and fueled a post-election rally in the stock market. Sector and stock rotations produced new leaders, especially in economically-sensitive stocks.

Following the election, the Federal Reserve raised the federal funds target rate by a quarter percentage point and more increases were signaled for 2017. This was the first rate increase in 12 months and only the second in more than 10 years. Fed officials attributed the move to improving labor and financial markets, a strong U.S. dollar, and an inflation rate approaching their targeted level of 2%.

The 10-year U.S. Treasury Note bottomed out at 1.34% in July and the 30-year Note hit 2.11%. Yields moved higher in the third and fourth quarters, particularly after the November election and the Fed’s December rate hike.

Outside of the United States, hints of inflation, declining unemployment rates, and growing concern that the low interest-rate  policies may backfire, appeared to be pressuring central bankers to consider alternatives to lowering interest rates. Thus, major central banks are currently either holding rates steady or raising them.

Growing optimism in the U.S. economy supported a rising U.S. dollar. This is good news for U.S. consumers buying imported goods; however, it’s a headwind for multinational companies whose exports become more expensive for foreign buyers. International stocks have also been negatively affected by the strengthening U.S. dollar.

Portfolio managers’ commentaries in the following pages will give you more information about the markets in general and more specifically about your Funds. We hope that you will find this helpful as you review the Funds in which you are invested.

In December, we welcomed two new funds to the Westcore Family:

The Westcore Smid-Cap Value Dividend Fund invests primarily in dividend-paying stocks of small- to medium- sized companies that appear to be undervalued. Over time, we believe our dividend focused strategy can produce attractive and consistent risk-adjusted returns with less volatility.

The Westcore Municipal Opportunities Fund focuses primarily on investment-grade quality bonds of intermediate maturity which provide income that is exempt from federal taxes. The U.S. municipal bond market is so diverse and disparate that it remains largely under-researched. We believe our experience will allow us to capitalize on this inefficiency.

Thank you for being a part of the Westcore Family. We appreciate your confidence and loyalty. Please let us know if you have any questions or would like additional information.

Mary K. Anstine Chairman	Janice M. Teague President

The views of the author and information discussed in the shareholder letter and the manager commentaries are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter or the manager commentaries. The subject matter contained in this letter and the manager commentaries has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Denver Investments, Westcore Funds, nor any Westcore Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE SMALL-CAP GROWTH FUND (WTSGX, WISGX)	(UNAUDITED)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	8.79%	2.47%	—	—	2.88%	12/20/2013
Institutional Class (WISGX)	9.22	2.88	—	—	3.29	12/20/2013
Russell 2000® Growth Index	11.32	5.05	—	—	5.58
Lipper Small-Cap Growth Index	8.19	2.93	—	—	3.38

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 4.96%, Net: 1.30%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.21%, Net: 1.05%

The performance data quoted represents past performance and does not guarantee future results.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower.  Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.30% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.
Manager Commentary

MARKET OVERVIEW

Equities continued the march higher in the fourth quarter of 2016 with a strong post-election rally. However, peeling back the layers of the onion, there was wide dispersion in returns. More specifically, value stocks, led by financials, staged a significant advance with the Russell 2000® Value Index finishing the quarter up 14.07% and the year up 31.74%. In comparison the Russell 2000® Growth Index returned just 3.57% for the quarter and 11.32% for the year.

FUND PERFORMANCE

For the full year of 2016, the Westcore Small-Cap Growth Fund (retail class) underperformed its benchmark, returning 8.79% compared to the Russell 2000® Growth Index’s 11.32% return.

CONTRIBUTORS TO RETURN

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the year were energy, consumer discretionary, and financials. The Fund’s best-performing stock was Microsemi Corp., a semiconductor manufacturer. The stock finished the year strong after reporting solid results, as well as being reported in the press as a potential acquisition target. Microsemi, in our opinion, has attractive growth prospects across a multitude of end markets, such as aerospace/defense and data centers. Another top contributor was HealthEquity Inc. This leading provider of health savings accounts through its cloud-based platform had particularly strong execution in 2016. We believe the industry remains in the early innings of growth as more employers encourage individuals to use high-deductible health plans, which creates a tailwind for the adoption of health savings accounts. Saia Inc., a provider of less-than-truckload and logistics services across the United States, was also a top performer in the period. Its stock outperformed due to a more positive freight environment, coupled with the announcement of a planned expansion into the Northeast.

DETRACTORS FROM RETURN

The three sectors that detracted most from the Fund’s performance relative to its benchmark in 2016 were industrials, materials, and information technology. The Fund’s worst-performing stock in the period was ConforMIS Inc., a developer of customized medical devices for the treatment of osteoarthritis and joint damage. The stock severely underperformed during the year following a product recall that was first announced late in 2015. We believed the impact of the recall would be temporary, but this was not the case. Given uncertainty about the ultimate opportunity for the technology, and the announcement that the CEO would be stepping down, we exited the position. The Advisory Board Co., a provider of performance improvement software and solutions to the health care and higher education industries, was a significant detractor as well. The company’s education business outperformed during the year following a solid spring selling season. This, however, was not enough to offset a weak health care consulting environment. We believe that the slowdown in health care consulting is more transient in nature as health care providers, now more than ever, need access to best practices research. RH, a retailer of home furnishings, was also a significant detractor as stock market volatility impacted its core customers’ discretionary spending. Our concerns about potential negative earnings revisions led us to sell the stock early in the year.

| 2016 Annual Report

WESTCORE SMALL-CAP GROWTH FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

As of the end of 2016, the Fund was overweighted relative to its benchmark in the financials and consumer discretionary sectors and underweighted primarily in industrials and the recently formed real estate sector.

While economic prospects appear to have picked up for 2017 on the promise of a pro-growth policy agenda, in our opinion, we remain in the later stages of the business cycle. We believe that growth stocks represent significant value in the market today given the magnitude of outperformance from cyclical areas of the market. We have been actively adding to positions that, in our estimation have strong, longer-term growth prospects, but have recently underperformed despite continued strong fundamentals. We believe this is a winning strategy over time and we remain focused on building a portfolio of the next-generation of great growth companies.

Top Ten Holdings (as of 12/31/16)

Microsemi Corp.	2.9%
Take-Two Interactive Software Inc.	2.5
Evercore Partners Inc.	2.3
Monolithic Power Systems Inc.	2.3
Glaukos Corp.	2.3
Nevro Corp.	2.2
Envestnet Inc.	2.0
Cogent Communications Holdings Inc.	1.9
Eagle Bancorp Inc.	1.9
QTS Realty Trust Inc.	1.9
Total (% of Net Assets)	22.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Portfolio Characteristics (as of 12/31/16)

	Westcore Small-Cap Growth Fund	Russell 2000® Growth Index
Weighted Average Market Capitalization ($ Bil)	$2,647.0	$2,168.0
Price/Earnings (1 year forecast)	29.6x	24.4x
EPS Growth (3-5 year forecast)	17.0%	13.5%
Beta	1.0	1.0
Number of Holdings	74	—
Portfolio Turnover Rate (1 year trailing)	81%	—

Please see page 35 for definition of terms.

Sector Allocation (as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the year ended 12/31/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Microsemi Corp.	1.71%	1.32%	RH	0.19%	-0.79%
HealthEquity Inc.	1.90	1.29	Intersect ENT Inc.	1.09	-0.80
Burlington Stores Inc.	1.49	1.28	Advisory Board Co./The	1.66	-0.84
Saia Inc.	1.45	1.23	PTC Therapeutics Inc.	0.12	-0.86
Glaukos Corp.	1.81	1.06	ConforMIS Inc.	0.27	-0.90

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 35 for a description of the methodology used to construct this chart.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE SMALL-CAP GROWTH FUND II (WTSLX)	(UNAUDITED)

Effective December 27, 2016, the Westcore Select Fund was renamed the Westcore Small-Cap Growth Fund II and was repositioned to focus on small growth companies.

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Institutional Class (WTSLX)*	-9.72%	-5.94%	1.49%	2.98%	8.92%	10/1/1999
Russell Midcap® Growth Index	7.33	6.23	13.51	7.83	6.78
Russell 2000® Growth Index	11.32	5.05	13.74	7.76	6.09
Lipper Small-Cap Growth Index	8.19	2.93	12.07	6.46	6.35

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.10%, Net: 1.10%

*	Effective December 27, 2016 the Retail Class was designated Institutional Class.

Effective December 27, 2016, the Westcore Select Fund was renamed the Westcore Small-Cap Growth Fund II.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s financial statements, will be no more than 1.15% for the Fund’s Retail Class for such period. Please see the Fund’s Prospectus for more information. This agreement may not be terminated or modified prior to this date without the approval of the Board of Trustees. Without the fee waivers and expense reimbursements, total return figures would have been lower.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.
Manager Commentary

MARKET OVERVIEW

Whether it was negative interest rates in most of the world, currency conflicts, Brexit, elections, or terrorist attacks, equity markets had multiple hurdles to overcome in 2016. Given all of this turmoil, the U.S. equity market proved amazingly resilient. However, many sectors that lagged over the last few years were leaders in 2016, while the more traditional growth areas of health care and technology underperformed.

FUND PERFORMANCE

For 2016, the Westcore Small-Cap Growth Fund II returned -9.72%, significantly underperforming the 7.33% return of its benchmark, the Russell Midcap® Growth Index.

As a reminder, the Westcore Small-Cap Growth Fund II was repositioned from the Westcore Select Fund on December 27, 2016. Thus, the Fund’s performance for the year was predominantly based upon the Fund’s previous strategy of investing in a limited number of medium-sized companies. Going forward, the Fund will invest in a diversified portfolio of small-sized companies with growth potential. Additionally, effective January 1, 2017, the benchmark for the Westcore Small-Cap Growth Fund II changed to the Russell 2000® Growth Index. Future reports will reflect these changes.

CONTRIBUTORS TO RETURN

From a sector standpoint, the Fund’s strongest returns relative to its benchmark were generated in energy, industrials, and real estate.

On an individual company basis, the Fund’s strongest returns in 2016 were produced by holdings in Concho Resources Inc., United Rentals Inc., and Wynn Resorts Ltd. Concho Resources is a domestic oil and gas company with high-quality assets in the Permian Basin. Its stock performed well as oil prices increased throughout the year, and supply/demand fundamentals improved for the industry. United Rentals, a company focused primarily on supplying construction equipment in North America, experienced significant share price appreciation as rental rates for its equipment improved along with increased demand for construction equipment. Wynn Resorts delivered strong returns as a rebound in gaming activity in Macau lifted expectations for future growth and drove the shares higher.

| 2016 Annual Report

WESTCORE SMALL-CAP GROWTH FUND II (continued)	(UNAUDITED)

Manager Commentary (continued)

DETRACTORS FROM RETURN

The Fund’s weakest sectors relative to its benchmark were information technology, consumer discretionary, and financials.

Information technology sector holdings Mobileye N.V., Arista Networks Inc., and ServiceNow Inc. were significant detractors during the year. These three companies experienced meaningful share prices declines during the first quarter of the year as growth rates slowed for each company. We sold the Fund’s position in each company early in the year based on fundamental concerns  and valuations.

OUTLOOK AND POSITIONING

While economic prospects appear to have picked up for 2017 on the promise of a pro-growth policy agenda, in our opinion, we remain in the later stages of the business cycle. We believe that growth stocks represent significant value in the market today given the magnitude of outperformance from cyclical areas of the market. We have been actively adding to positions that, in our estimation, have strong longer-term growth prospects, but have recently underperformed despite continued strong fundamentals. We believe this is a winning strategy over time and we remain focused on building a portfolio of the next-generation of great growth companies.

Top Ten Holdings (as of 12/31/16)

Microsemi Corp.	2.9%
Take-Two Interactive Software Inc.	2.4
Evercore Partners Inc.	2.3
Glaukos Corp.	2.3
Monolithic Power Systems Inc.	2.2
Nevro Corp.	2.2
Envestnet Inc.	1.9
Cogent Communications Holdings Inc.	1.9
Eagle Bancorp Inc.	1.9
Advisory Board Co./The	1.8
Total (% of Net Assets)	21.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Portfolio Characteristics (as of 12/31/16)

	Westcore Small-Cap Growth Fund II	Russell Midcap® Growth Index
Weighted Average Market Capitalization ($ Bil)	$2,664.0	$13,433.0
Price/Earnings (1 year forecast)	29.5x	23.0x
EPS Growth (3-5 year forecast)	17.0%	11.6%
Beta	1.15	1.0
Number of Holdings	74	—
Portfolio Turnover Rate (1 year trailing)	182%	—

Please see page 35 for definition of terms.

Due to the change in investment strategy and objective that were implemented on December 27, 2016, the Fund’s portfolio turnover rate for 2016 was significantly higher than the Adviser would generally anticipate under normal circumstances.

Sector Allocation (as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the year ended 12/31/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Concho Resources Inc.	3.13%	2.13%	Palo Alto Networks Inc.	1.59%	-0.89%
United Rentals Inc.	1.70	1.44	Mobileye N.V.	0.13	-1.02
Wynn Resorts Ltd.	3.93	1.19	LinkedIn Corp.	1.42	-1.04
Ross Stores Inc.	3.88	1.10	Arista Networks Inc.	0.33	-1.13
Fiserv Inc.	5.12	1.09	ServiceNow Inc.	0.40	-1.52

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 35 for a description of the methodology used to construct this chart.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND (WTMVX, WIMVX)	(UNAUDITED)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Paul A. Kuppinger, CFA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	8.58%	4.08%	9.75%	4.05%	8.36%	6/1/1988
Institutional Class (WIMVX)	8.63	4.22	9.92	4.20	8.42	9/28/2007
Russell Developed Large-Cap Index	7.70	3.93	10.68	4.06	—
Westcore Global Large-Cap Dividend Fund Custom Index	7.70	3.93	10.96	5.20	9.57
S&P 500® Index	11.96	8.87	14.66	6.95	10.20
Lipper Large-Cap Core Index	12.28	7.48	13.55	6.24	9.15

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.18%, Net: 1.00% Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 0.83%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower.  Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.99% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

It is an understatement to say that 2016 was an eventful year. Stocks declined early in the year as oil prices languished at levels that created credit concerns for many energy companies, a strong U.S. dollar produced earnings headwinds for many U.S. companies, global economies appeared to be weakening, further tightening by the Federal Reserve seemed imminent, and Britain unexpectedly voted to exit the European Union. The market then shifted its focus to an improving U.S. economy and rising oil prices. This rally gained strength following the surprising results of the U.S. presidential election. As U.S. markets moved higher in response to the anticipated pro-business policies of the new administration, international equity markets struggled and investors became concerned that the protectionist policies of the new administration, coupled with the impact of a strong U.S. dollar, would result in slower economic growth abroad.

FUND PERFORMANCE

For the year, the Westcore Global Large-Cap Dividend Fund (retail class) returned 8.58%. This outperformed the 7.70% return of its benchmark, the Russell Developed Large-Cap Index.

CONTRIBUTORS TO RETURN

The health care, consumer discretionary, and utilities sectors were the Fund’s top-contributors for the year, relative to its benchmark. CSX Corp., a rail-based transportation service provider, was the Fund’s strongest performer. Continued efficiency gains and stable pricing helped to offset persistent coal volume weakness. The stock was further supported into the back half of the year as earnings estimates were revised upward. Xilinx Inc., a programmable logic device developer, was another positive contributor. Strong sales and earnings, along with the announcement that Xilinx products would be used in servers at Amazon’s datacenters, boosted the stock higher. QUALCOMM Inc. had a solid year, showing progress in revenue growth beginning mid-year, aided by strong chipset demand, and a positive trend in royalty collections in China. Late in the year, the company also announced its intention to acquire NXP Semiconductor N.V. We believe this is an attractive acquisition which helps QUALCOMM diversify sales into growing markets.

DETRACTORS FROM RETURN

The Fund’s weakest sectors relative to its benchmark were telecommunications services, industrials and energy. Aerospace and defense technology provider Cobham PLC faced multiple headwinds in 2016, including reduced profitability and continued demand weakness in its satellite and wireless communications segments. As a result, we sold the Fund’s position in October. BT Group PLC, a British telecommunications provider, was a detractor during the year. Stronger competition along with the Brexit vote triggered investor concern about future demand. Worries regarding its pension obligation also weighed on the stock. The company’s cash flow was good during the year and U.K. bond yields recovered to levels that should help BT in meeting its pension obligation. Pharmaceutical and diagnostic manufacturer Roche Holding AG was another detractor. Share price weakness resulted primarily from a setback in a developmental product for Lymphoma patients. Additionally, political rhetoric surrounding drug pricing, weighed on the stock. Toward year end, Roche announced favorable study results for its hemophilia A product, marking what we believe will be the first of several important product updates.

| 2016 Annual Report

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

As we analyze what has taken place politically in 2016, we find ourselves with more questions than answers regarding economic outlooks and potential impacts on the financial markets. The stock market quickly priced in higher interest rates and faster economic growth for some sectors and individual stocks. At the same time,  it discounted others that might be hurt by a strong U.S. dollar, have international exposure, are dependent on exports, or are domiciled outside the United States. However, we know from history and experience that policy changes take time and don’t always have expected effect. We also know that, over time, stock prices follow cash flow, not headlines or tweets. As such, we are working diligently to find companies that have been unduly punished, but that we believe still have attractive opportunities to grow cash flow and improve returns.

Top Ten Holdings (as of 12/31/16)

US Bancorp	3.9%
Apple Inc.	3.4
QUALCOMM Inc.	3.4
Whitbread PLC	3.4
Bayer AG	3.4
Wal-Mart Stores Inc.	3.4
Allianz SE	3.4
Novartis AG	3.3
Nestle SA	3.3
Brambles Ltd.	3.3
Total (% of Net Assets)	34.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Portfolio Characteristics (as of 12/31/16)

	Westcore Global Large-Cap Dividend Fund	Russell Developed Large-Cap Index
Weighted Average Market Capitalization ($ Bil)	$95.0	$100.3
Price/Cash Flow (1 year trailing)	12.2x	13.7x
Price/Book Value	3.6x	3.2x
Price/Earnings (1 year trailing)	18.0x	19.5x
Beta	0.8	1.0
Number of Holdings	30	—
Portfolio Turnover Rate (1 year trailing)	61%	—

Please see page 35 for definition of terms.

Sector Allocation (as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the year ended 12/31/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
CSX Corp.	3.51%	1.32%	Novartis AG	3.03%	-0.48%
QUALCOMM Inc.	3.59	1.08	Roche Holding AG	2.61	-0.53
Xilinx Inc.	3.28	1.01	Computershare Ltd.	1.49	-0.74
Edison International	3.45	0.86	BT Group PLC	2.74	-1.14
Canadian Utilities Ltd.	3.57	0.83	Cobham PLC	1.93	-1.67

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 35 for a description of the methodology used to construct this chart.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE LARGE-CAP DIVIDEND FUND (WTEIX, WILGX)	(UNAUDITED)

Effective December 27, 2016, the Westcore Growth Fund was renamed the Westcore Large-Cap Dividend Fund and was repositioned to focus on large, dividend-paying companies.

Fund Strategy

Investing in large, well-established, dividend-paying domestic companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Paul A. Kuppinger, CFA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc. Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTEIX)	-0.38%	3.57%	11.20%	6.17%	8.58%	6/1/1988
Institutional Class (WILGX)	-0.14	3.80	11.43	6.33	8.64	9/28/2007
Russell 1000® Growth Index	7.08	8.55	14.50	8.33	9.85
Russell 1000® Index	12.05	8.59	14.69	7.08	10.33
Lipper Large-Cap Growth Index	12.28	7.48	13.55	6.24	9.15

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.17%, Net: 1.15%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.28%, Net: 0.95%

Effective December 27, 2016, the Westcore Growth Fund was renamed the Westcore Large-Cap  Dividend Fund.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower.  Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.15% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/ reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez, CFA is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

The year was anything but predictable. Brexit, terrorist attacks, elections, currency wars, negative real interest rates, and disappointing global economic growth all caused enormous volatility and massive sector rotation throughout 2016. In fact, many sectors that had significantly underperformed over the last five years were leaders in 2016, while the more traditional growth sectors of health care and information technology lagged for most of the year. In addition, the U.S. presidential election surprised most pundits and created another swing in the market during the fourth quarter, when we saw a significant rotation into economically-sensitive companies whose prospects might be improved by accelerating economic growth and inflation.

FUND PERFORMANCE

For 2016, the Westcore Large-Cap Dividend Fund (retail class) returned -0.38%, underperforming the 7.08% return of its benchmark, the Russell 1000® Growth Index. For most of the year, the Fund’s investments in the health care and technology sectors underperformed, while its underweighted position in consumer staples also hindered returns. Although we were able to generate some outperformance in industrials, energy, and financials, it was not enough to offset the underperformance in technology and health care for the year.

As a reminder, the Westcore Large-Cap Dividend Fund was repositioned from the Westcore Growth Fund on December 27, 2016. Thus, the Fund’s performance for the year was predominantly based upon the Fund’s previous strategy of investing in large growth companies. Going forward, the Fund will invest primarily in large dividend-paying companies. Additionally, effective January 1, 2017, the benchmark for the Westcore Large-Cap Dividend Fund changed to the Russell 1000® Index. Future reports will reflect  these changes.

CONTRIBUTORS TO RETURN

From an individual company standpoint, economic and commodity-sensitive companies EOG Resources Inc. and Union Pacific Corp. were among the Fund’s top contributors. EOG experienced strong returns as oil prices recovered throughout the year along with rising commodity prices and good production growth. In addition, EOG acquired Yates Petroleum Corp. This acquisition gave EOG a stronghold in the Permian Basin, which is one of the leading oil and natural gas producing regions in the United States. Domestic railroad company Union Pacific had a solid second half of the year as rail volumes increased due to improving commodity prices and economic growth. Netflix Inc. was also a top contributor for the year. The company delivered strong subscriber growth in the third quarter, and its share price rebounded strongly after underperforming earlier in the year.

 |  2016 Annual Report

WESTCORE LARGE-CAP DIVIDEND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

DETRACTORS FROM RETURN

On the negative side, health care sector holdings in Bristol-Myers Squibb Co. and Gilead Sciences Inc. hurt the Fund’s performance. Bristol-Myers announced disappointing trial results for its developmental lung cancer drug, CheckMate-026, in August and its shares suffered a significant pullback. Gilead Sciences also experienced a stock decline in 2016, as slowing profit growth in its hepatitis franchise tempered investors’ enthusiasm for the company. Information technology sector holding Ultimate Software Group Inc. was the Fund’s worst-performing holding for the year. The company struggled as investors rotated into more economically-sensitive companies outside of the information technology sector during the second half of  the year.

OUTLOOK AND POSITIONING

As we analyze what has taken place in the political world, we find ourselves with more questions than answers regarding economic outlooks and potential impacts on financial markets. The stock market has quickly priced in higher interest rates and faster economic growth for some sectors and individual stocks. However, we know from history and experience that policy changes take time and don’t always have the expected effect. We also know that, over time, stock prices have historically followed cash flow, not headlines or tweets. As such, we are working diligently to find what we believe are best of breed companies that have been unduly punished and still have attractive opportunities to grow cash flow and improve returns.

Top Ten Holdings (as of 12/31/16)

iShares Russell 1000® ETF	7.8%
Nestle SA	3.2
Ralph Lauren Corp.	3.2
AbbVie Inc.	3.2
Edison International	3.2
Broadridge Financial Solutions Inc.	3.2
Pfizer Inc.	3.2
Chubb Ltd.	3.2
L3 Technologies Inc.	3.2
International Business Machines Corp.	3.2
Total (% of Net Assets)	36.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 12/31/16)

	Westcore Large-Cap Dividend Fund	Russell 1000® Growth Index
Weighted Average Market Capitalization ($ Mil)	$81,449.0	$151,997.0
Price/Cash Flow (1 year trailing)	12.2x	17.0x
Price/Book Value	4.6x	5.2x
Price/Earnings (1 year trailing)	18.1x	22.8x
Beta (3 Years)	1.05	1.00
Number of Holdings	28	—
Portfolio Turnover Rate (1 year trailing)	112.45%	—

Please see page 35 for definition of terms.

Due to the change in investment strategy and objective that were implemented on December 27, 2016, the Fund’s portfolio turnover rate for 2016 was significantly higher than the Adviser would generally anticipate under normal circumstances.

Sector Allocation (as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the year ended 12/31/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Apple Inc.	7.24%	0.89%	Alliance Data Systems Corp.	1.88%	-0.60%
EOG Resources Inc.	2.23	0.89	Bristol-Myers Squibb Co.	1.27	-0.61
Union Pacific Corp.	2.33	0.78	Gilead Sciences Inc.	1.74	-0.72
Netflix Inc.	1.32	0.73	Alexion Pharmaceuticals Inc.	0.41	-0.86
Broadcom Ltd.	2.65	0.72	Ultimate Software Group Inc.	1.40	-0.87

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 35 for a description of the methodology used to construct this chart.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

WESTCORE MID-CAP VALUE DIVIDEND FUND (WTMCX, WIMCX)	(UNAUDITED)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	22.76%	10.87%	14.87%	6.39%	9.68%	10/1/1998
Institutional Class (WIMCX)	22.98	10.93	14.91	6.41	9.69	4/29/2016
Russell Midcap® Value Index	20.00	9.45	15.70	7.59	10.32
Lipper Mid-Cap Value Index	18.45	7.03	14.62	7.21	9.68

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.21%, Net: 1.21%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.18%, Net: 1.02%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower.  Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.25% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

The year reminded us of a roller-coaster ride, as we observed two powerful and diametrically opposed market swings in the span of 12 months. The first occurred within the initial six weeks of the year as investor concern about the economic outlook drove many indexes down double digits. The second was a surge from the February 11 market bottom through the end of the year. Investors became convinced that the economic outlook was improving and got even more excited following the U.S. presidential election. This surge was primarily driven by the outperformance of more economically sensitive stocks with weaker fundamentals.

FUND PERFORMANCE

The Westcore Mid-Cap Value Dividend Fund (retail class) was up 22.76% for the year, outperforming the 20.00% return of its benchmark, the Russell Midcap® Value Index. This upside capture was more than we would normally expect in such a “risk-on” market, but we believe the returns reflect good stock selection offsetting factor headwinds that we faced over that period. This, combined with the Fund’s strong performance during the market downswing early in 2016, allowed the Fund to meaningfully outperform its benchmark for the year.

CONTRIBUTORS TO RETURN

The Fund’s top-performing sectors relative to its benchmark were REITs, interest rate sensitive, and capital goods. Oshkosh Corp., a heavy vehicle manufacturer, was the Fund’s top individual contributor for the year. Weakness in its access equipment segment was largely offset by improved results across all other segments. We believe Oshkosh has potential to benefit further from the improved product mix and enhanced visibility. Corporate Office Properties Trust was among the Fund’s best performers. The company provides office space to key defense and cyber security markets for government agencies and their contractors. The combination of improved visibility of government budgets driving higher demand and ongoing improvement of its portfolio and occupancy resulted in the stock meaningfully outperforming. Dick’s Sporting Goods Inc. performed well as the company began to grow market share following the bankruptcy of The Sports Authority. Impressive e-commerce growth and positive trends in its athletic leisure, licensed apparel, and athletic footwear categories allowed the company to report sales growth and improved profitability in a difficult retail environment. We believe Dick’s can continue to take market share in both stores and online which should drive improved cash flows.

 |  2016 Annual Report

WESTCORE MID-CAP VALUE DIVIDEND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

DETRACTORS FROM RETURN

The medical/healthcare and basic materials sectors were the Fund’s weakest relative to the benchmark for the year. Pharmaceutical drug distributors, AmerisourceBergen Corp. and Cardinal Health Inc., were both laggards this year. Despite achieving solid financial results, these drug distribution stocks have been under pressure given the political rhetoric around drug pricing in Washington. We still see tremendous value not currently appreciated by the market. Energen Corp., an oil and natural gas producer, was among the Fund’s detractors for the year. The company discontinued its dividend during the depths of the energy downturn in February 2016. While we liked the Energens’s asset base and believed it was undervalued by the market, the discontinuation of the dividend compelled us to sell the position.

OUTLOOK AND POSITIONING

As we analyze what has taken place politically in 2016, we find ourselves with more questions than answers regarding economic outlooks and potential impacts on the financial markets. The stock market quickly priced in higher interest rates and faster economic growth for many sectors and individual stocks following the election. However, we know from history and experience that policy changes take time and don’t always have the expected effect. We also know that, over time, stock prices have historically followed cash flow, not headlines or tweets. As such, we are working diligently to find stocks that have been left behind in this rally, but that we believe still have attractive opportunities to grow cash flow and improve returns.

Top Ten Holdings (as of 12/31/16)

Public Service Enterprise Group Inc.	2.6%
CyrusOne Inc.	2.4
Noble Energy Inc.	2.4
Edison International	2.3
AmTrust Financial Services Inc.	2.3
Great Plains Energy Inc.	2.2
CSRA Inc.	2.2
Avnet Inc.	2.2
Ingredion Inc.	2.2
Xcel Energy Inc.	2.0
Total (% of Net Assets)	22.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 12/31/16)

	Westcore Mid-Cap Value Dividend Fund	Russell Midcap® Value Index
Weighted Average Market Capitalization ($ Bil)	$11,310.0	$13,182.0
Price/Cash Flow (1 year trailing)	11.6x	12.5x
Price/Book Value	2.3x	2.3x
Price/Earnings (1 year trailing)	18.9x	19.4x
Beta	0.9	1.0
Number of Holdings	67	—
Portfolio Turnover Rate (1 year trailing)	78%	—

Please see page 35 for definition of terms.

Sector Allocation (as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the year ended 12/31/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Oshkosh Corp.	1.46%	1.23%	Delphi Automotive PLC	0.40%	-0.34%
Targa Resources Corp.	1.09	1.03	Western Digital Corp.	1.04	-0.37
Corporate Office Properties Trust	2.14	0.97	Cardinal Health Inc.	1.61	-0.41
Dick's Sporting Goods Inc.	1.38	0.93	Energen Corp.	0.09	-0.53
Ingredion Inc.	2.31	0.92	AmerisourceBergen Corp.	2.32	-0.97

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392. CORE (2673) or email invest@westcore.com.

Please see page 35 for a description of the methodology used to construct this chart.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

WESTCORE MID-CAP VALUE DIVIDEND FUND II (WTMGX, WIMGX)	(UNAUDITED)

Effective December 27, 2016, the Westcore MIDCO Growth Fund was renamed the Westcore Mid-Cap Value Dividend Fund II and was repositioned to focus on medium-sized dividend-paying companies whose stocks appear undervalued.

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMGX)	-6.24%	-2.37%	7.09%	4.34%	9.56%	8/1/1986
Institutional Class (WIMGX)	-5.89	-2.15	7.35	4.51	9.62	9/28/2007
Russell Midcap® Growth Index	7.33	6.23	13.51	7.83	10.19
Russell Midcap® Value Index	20.00	9.45	15.70	7.59	11.86
Lipper Mid-Cap Value Index	18.45	7.03	14.62	7.21	10.54

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.04%, Net: 1.04%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.90%

Effective December 27, 2016, the Westcore MIDCO Fund was renamed the Westcore Mid-Cap Value Dividend Fund II.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower.  Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/ or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.15% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez, CFA is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

Whether it was negative interest rates in most of the world, currency conflicts, Brexit, elections, or terrorist attacks, equity markets had multiple hurdles to overcome in 2016. Given all of this turmoil, the U.S. equity market proved amazingly resilient. However, many sectors that lagged over the last few years were leaders in 2016, while the more traditional growth areas of health care and information technology underperformed.

FUND PERFORMANCE

For 2016, the Westcore Mid-Cap Value Dividend Fund II (retail class) returned -6.24%, significantly underperforming the 7.33% return of its benchmark, the Russell Midcap® Growth Index.

As a reminder, the Westcore Mid-Cap Value Dividend Fund II was repositioned from the Westcore MIDCO Growth Fund on December 27, 2016. Thus, the Fund’s performance for the year was predominantly based upon the Fund’s previous strategy of investing in medium-sized growth companies. Going forward, the Fund will invest in medium-sized, dividend-paying companies whose stocks appear to be undervalued. Additionally, effective January 1, 2017, the benchmark for the Westcore Mid-Cap Value Dividend Fund II changed to the Russell Midcap® Value Index. Future reports will reflect these changes.

CONTRIBUTORS TO RETURN

From a sector standpoint, the Fund’s strongest returns relative to its benchmark were  generated in energy, real estate, and telecommunication services.

On an individual company basis, the Fund’s strongest returns were produced by holdings in Concho Resources Inc., United Rentals Inc., and Lam Research Corp. Concho Resources is a domestic oil and gas company with high-quality assets in the Permian Basin. Its stock performed well as oil prices increased throughout the year, and supply/demand fundamentals improved for the industry. United Rentals, a company focused primarily on supplying construction equipment in North America, experienced significant share price appreciation as rental rates for its equipment improved along with increased demand for construction equipment. Lam Research, an equipment and services provider  for semiconductor manufacturing, delivered strong returns as improving demand for memory chips brightened its fundamental outlook and growth opportunities.

 |  2016 Annual Report

WESTCORE MID-CAP VALUE DIVIDEND FUND II (continued)	(UNAUDITED)

Manager Commentary (continued)

DETRACTORS FROM RETURN

The Fund’s weakest sectors relative to its benchmark were information technology, consumer discretionary, and health care.

Information technology sector holdings Mobileye N.V., Arista Networks Inc. and Palo Alto Networks Inc. were significant detractors during the year. Mobileye and Arista Networks experienced significant declines in their share prices during the first quarter of the year as growth rates slowed for each company. We sold the Fund’s positions in each company early in the year based on fundamental concerns and valuations. Palo Alto Networks hindered the Fund’s performance in 2016 as a slowdown in spending on security software caused its shares to underperform.

OUTLOOK AND POSITIONING

As we analyze what has taken place in the political world, we find ourselves with more questions than answers regarding economic outlooks and potential impacts on financial markets. The stock market has quickly priced in higher interest rates and faster economic growth for some sectors and individual stocks. However, we know from history and experience that policy changes take time and don’t always have the expected effect. We also know that, over time, stock prices have historically followed cash flow, not headlines or tweets. As such, we are working diligently to find stocks that have been left behind in this rally, but that we believe still have attractive opportunities to grow cash flow and improve returns.

Top Ten Holdings (as of 12/31/16)

Public Service Enterprise Group Inc.	2.5%
CyrusOne Inc.	2.4
Noble Energy Inc.	2.3
Edison International	2.3
AmTrust Financial Services Inc.	2.2
Great Plains Energy Inc.	2.2
CSRA Inc.	2.1
Avnet Inc.	2.1
Ingredion Inc.	2.1
Xcel Energy Inc.	2.0
Total (% of Net Assets)	22.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 12/31/16)

	Westcore Mid-Cap Value Dividend Fund II	Russell Midcap® Growth Index
Weighted Average Market Capitalization ($ Bil)	$11,310.0	$13,182.0
Price/Earnings (1 year forecast)	17.0x	23.0x
EPS Growth (3-5 year forecast)	17.0%	11.6%
Beta	1.16	1.0
Number of Holdings	67	—
Portfolio Turnover Rate (1 year trailing)	158%	—

Please see page 35 for definition of terms.

Due to the change in investment strategy and objective that were implemented on December 27, 2016, the Fund’s portfolio turnover rate for 2016 was significantly higher than the Adviser would generally anticipate under normal circumstances.

Sector Allocation (as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the year ended 12/31/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
United Rentals Inc.	1.74%	1.44%	Arista Networks Inc.	0.17%	-0.61%
Concho Resources Inc.	2.18	1.35	Palo Alto Networks Inc.	1.16	-0.69
Lam Research Corp.	2.33	1.13	Mobileye N.V.	0.09	-0.71
Albemarle Corp.	1.46	0.99	LinkedIn Corp.	0.97	-0.75
Bank of the Ozarks Inc.	2.00	0.78	ServiceNow Inc.	0.28	-1.41

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 35 for a description of the methodology used to construct this chart.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

WESTCORE SMID-CAP VALUE DIVIDEND FUND (WTSDX, WISDX)	(UNAUDITED)

Fund Strategy

Investing in small- and medium-sized, dividend-paying companies whose stocks appear to  be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.
Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSDX)	—	—	—	—	-0.70%	12/16/2016
Institutional Class (WISDX)	—	—	—	—	-0.70	12/16/2016
Russell 2500TM Value Index	—	—	—	—	-0.13
Lipper Mid-Cap Value Index	—	—	—	—	-0.90

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 4.53%, Net: 1.20%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 4.28%, Net: 0.95%

NEW FUND RISK: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

The performance data quoted represents past performance and does not guarantee future results.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower.  Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/ or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.20% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investing in small- and mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez, CFA is a registered representative of ALPS Distributors, Inc.
Manager Commentary

The Westcore Smid-Cap Value Dividend Fund opened to investors on December 16, 2016. We are pleased to add this new option to the Westcore Family of Funds. This new fund invests primarily in small- to medium-sized dividend-paying companies that appear to be mispriced by the market. Over time, we believe this strategy can produce attractive and consistent risk-adjusted returns by participating in rising markets and protecting capital in down markets, all while experiencing less volatility along  the way.

As interest rates began to rise in the second half of 2016, we received questions regarding our dividend-only investment strategy and the impact that rising rates might have on the performance of such strategies. We believe that rising interest rates will not meaningfully influence the success of the Westcore Smid-Cap Value Fund, as our strategy is not focused on the level of dividend yield. Instead, we tend to favor companies that have the ability and desire to grow their dividend over time, and also have the ability to reinvest cash flows into their business to grow the value of the enterprise on a per share basis. As a result, we generally tend to gravitate towards lower-yielding stocks with lower payout ratios. In contrast, we do believe that higher-yielding strategies may be more susceptible to  rising rates.

The markets have had an eventful year, and the returns of small- and mid-cap value stocks have been eye-popping to say the least. Small-cap value stocks handily outperformed small-cap growth stocks in 2016, which leads to the question of whether this outperformance is sustainable. While we do not have a crystal ball, we think it is noteworthy that prior to 2016, small- and mid-cap value stocks underperformed small- and mid-cap growth stocks for seven years.

Despite this recent outperformance, small- and mid-cap value stocks are, in our estimation, still significantly undervalued versus small-cap growth stocks. Additionally, we believe that they offer more leverage to an improving economy. Based on performance in previous cycles and current relative valuations, we believe the recent outperformance of value over growth can continue, but the question is whether the markets see positive returns from here. Like many others, we were surprised at the magnitude of the rally this year, particularly the post-election rally, and it remains unclear how much higher the market may move in 2017, unless the underlying cash flows in the economy show further improvement.

 | 2016 Annual Report

WESTCORE SMID-CAP VALUE DIVIDEND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

As we analyze what has taken place in the political world, we find ourselves with more questions than answers regarding economic outlooks and potential impacts on financial markets. The stock market has quickly priced in higher interest rates and faster economic growth for many sectors and individual stocks. However, we know from history and experience that policy changes take time and don’t always have the expected effect. We also know that, over time, stock prices have historically followed cash flow, not headlines or tweets. As such, we are working diligently to find stocks that have been left behind in this rally but that we believe still have attractive opportunities to grow cash flow and improve returns.

Top Ten Holdings (as of 12/31/16)

Dean Foods Co.	2.3%
CyrusOne Inc.	2.2
Radian Group Inc.	2.1
The GEO Group Inc.	2.1
AmTrust Financial Services Inc.	2.0
Avnet Inc.	1.9
Hancock Holding Co.	1.9
Public Service Enterprise Group Inc.	1.9
Corporate Office Properties Trust	1.8
Phibro Animal Health Corp.	1.8
Total (% of Net Assets)	20.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Sector Allocation (as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

 | p: 800.392.CORE (2673) | www.westcore.com

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (WTSVX, WISVX)	(UNAUDITED)

Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	29.72%	8.26%	13.69%	6.54%	7.72%	12/13/2004
Institutional Class (WISVX)	29.98	8.44	13.89	6.67	7.83	9/28/2007
Russell 2000® Value Index	31.74	8.31	15.07	6.26	7.62
Lipper Small-Cap Value Index	27.00	6.71	13.69	6.84	7.85

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.39%, Net: 1.30%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.22%, Net: 1.13%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower.  Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.30% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

The year reminded us of a roller coaster ride, as we observed two powerful and diametrically opposed market swings in the span of 12 months. The first occurred within the initial six weeks of the year as investor concern about the economic outlook drove many indexes down double digits. The second was a surge from the February 11 market bottom through the end of the year. Investors became convinced that the economic outlook was improving and got even more excited following the U.S. presidential election. This surge was primarily driven by the outperformance of more economically sensitive stocks with weaker fundamentals.

FUND PERFORMANCE

The Westcore Small-Cap Value Dividend Fund (retail class) was up 29.72% for the year, while its benchmark, the Russell 2000® Value Index, returned 31.74%.

CONTRIBUTORS TO RETURN

The Fund’s top-performing sectors relative to its benchmark were technology, REITs, and interest rate sensitive. InterDigital Inc., a developer of technologies that enable wireless communication, was the Fund’s strongest contributor following its success in securing patent deals with two of the world’s largest handset manufacturers. Another top-performer was corn ethanol producer Green Plains Inc. Throughout the year, the company benefited as crude and gasoline prices rose while corn prices stayed flat to down. In addition, current Environmental Protection Agency policy, which mandates ethanol usage, remained favorable for Green Plains and improved incentives for blenders to substitute for gasoline. This backdrop drove the stock price to our assessed intrinsic value and we sold the position in December. Dean Foods Co., a processor and distributor of milk and other fluid dairy products, reported solid financial results and realized benefits from management’s strategic plan. The company also announced an acquisition and a joint venture during the year.

DETRACTORS FROM RETURN

The portfolio’s weakest sectors relative to the benchmark were basic materials, energy, and consumer. KapStone Paper and Packaging Corp. was the Fund’s weakest performer with the majority of the decline occurring in the first six weeks of 2016, the same timeframe in which the market experienced a significant correction. Additionally, the company was hit by a combination of external challenges and internal execution missteps that called into question its ability to navigate a challenging market. Industry pricing pressure and high operating and financial leverage led us to sell the position. Abercrombie & Fitch Co. was another detractor as a number of factors weighed on the company throughout the second half of the year including news of unfavorable weather, a resurging U.S. dollar, slow tourism, weak apparel sales, and a very late start to the holiday shopping season. Longer term, we believe this is a turnaround story, and rarely do turnaround stories avoid setbacks. However, we are monitoring the situation closely. Greenhill & Co. Inc., a mergers and acquisitions advisory company, was another underperformer. Although M&A activity increased, it was dominated by larger transactions than those in which Greenhill typically participates. To make matters worse, the unexpected United Kingdom vote to leave the European Union resulted in significant currency and economic uncertainty. Given Greenhill’s European exposure and that a recovery in M&A activity in Europe was an important reason for owning the stock, we sold the position.

 | 2016 Annual Report

WESTCORE SMALL-CAP VALUE DIVIDEND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

As we analyze what has taken place politically in 2016, we find ourselves with more questions than answers regarding economic outlooks and potential impacts on financial markets. The stock market quickly priced in higher interest rates and faster economic growth for many sectors and individual stocks following the election. However, we know from history and experience that policy changes take time and don’t always have the expected effect. We also know that, over time, stock prices have historically followed cash flow, not headlines or tweets. As such, we are working diligently to find stocks that have been left behind in this rally, but that we believe still have attractive opportunities to grow cash flow and improve returns.

Top Ten Holdings (as of 12/31/16)

Dean Foods Co.	3.7%
CyrusOne Inc.	2.5
First Horizon National Corp.	2.5
AmTrust Financial Services Inc.	2.3
Hancock Holding Co.	2.3
Radian Group Inc.	2.2
The GEO Group Inc.	2.2
Umpqua Holdings Corp.	2.1
CBL & Associates Properties Inc.	2.1
Gramercy Property Trust	2.1
Total (% of Net Assets)	24.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 12/31/16)

	Westcore Small-Cap Value Dividend Fund	Russell 2000® Value Index
Weighted Average Market Capitalization ($ Mil)	$2,809.0	$2,002.0
Price/Cash Flow (1 year trailing)	12.9x	13.8x
Price/Book Value	2.2x	1.8x
Price/Earnings (1 year trailing)	21.7x	19.5x
Beta	0.9	1.0
Number of Holdings	65	—
Portfolio Turnover Rate (1 year trailing)	96%	—

Please see page 35 for definition of terms.

Sector Allocation (as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the year ended 12/31/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
InterDigital Inc.	2.33%	1.84%	SM Energy Co.	0.19%	-0.79%
Mentor Graphics Corp.	1.55	1.34	Energen Corp.	0.13	-0.84
Dean Foods Co.	3.82	1.30	Greenhill & Co. Inc.	0.70	-1.02
Minerals Technologies Inc.	1.46	1.20	Abercrombie & Fitch Co.	1.77	-1.04
Green Plains Inc.	1.61	1.09	KapStone Paper and Packaging Corp.	0.20	-1.71

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 35 for a description of the methodology used to construct this chart.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

 | p: 800.392.CORE (2673) | www.westcore.com

WESTCORE MICRO-CAP OPPORTUNITY FUND (WTMIX)	(UNAUDITED)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	24.49%	6.65%	15.44%	—	10.29%	6/23/2008
Russell Microcap® Index	20.37	5.77	15.59	—	8.97
Lipper Small-Cap Core Index	22.54	6.90	14.03	—	9.09

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 1.67%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results.  Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s financial statements, will be no more than 1.30% for the Fund’s Retail Class for such period. Please see the Fund’s Prospectus for more information. This agreement may not be terminated or modified prior to this date without the approval of the Board of Trustees. Without the fee waivers and expense reimbursements, total return figures would have been lower.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.
Manager Commentary

MARKET OVERVIEW

It was a good year for micro-cap stocks, despite a rocky start that drove many indexes down double digits within the first six weeks. The market surged following the February 11 bottom and, for the most part, continued the upward trajectory through the end of the year.

FUND PERFORMANCE

For the year, the Westcore Micro-Cap Opportunity Fund returned 24.49%, outperforming its benchmark, the Russell Microcap® Index, which returned 20.37%.

Both the Fund and the benchmark produced positive absolute performance in 10 of the 11 sectors. The negative return sector within the Fund was real estate, while in the benchmark, health care was the culprit. The Fund outperformed the benchmark in 8 of the 11 sectors.

From a factor standpoint, much of the Fund’s excess performance was driven by valuation and quality factors with the impacts coming at different times. Companies with high returns on equity, low debt-to-equity ratios, and those which ranked high on the Piotroski Score (a measure of a firm’s financial strength), outperformed their peers during the first part of the year. Valuation factors, such as price-to-cash flow and price-to-earnings, outperformed in the latter part of the year. Growth factors, such as 3- year historical growth rate, did not have much of an impact on performance. Beta, a measure of volatility, assisted the Fund during the year as low beta stocks outperformed high beta stocks. Smaller micro-cap stocks outperformed larger micro-cap stocks for the year, and low-priced stocks (generally those with a price below $3 per share) outperformed higher-priced stocks.

CONTRIBUTORS TO RETURN

The health care, industrials and financials sectors were the Fund’s strongest contributors relative to the benchmark. Among the Fund’s best-performing holdings this year was CryoLife Inc., one of the world’s leading contemporary medical device companies. The company outperformed expectations during the year and raised its full-year earnings estimate. Harsco Corp., a diversified, worldwide industrial services company, was another significant contributor to the Fund’s performance. The company reported significantly higher operating income than expected, driven by its metals and minerals segment. Another strong performer was Healthways Inc., a well-being and wellness provider for employers, health plans and health systems. During the year the company announced that its restructuring was progressing better than expected.

 | 2016 Annual Report

WESTCORE MICRO-CAP OPPORTUNITY FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

DETRACTORS FROM RETURN

Real estate and consumer staples were the only sectors that detracted from the Fund’s performance relative to its benchmark in 2016. Among the worst individual performers during the year was Infinity Pharmaceuticals Inc. The stock suffered a setback in June after management reported disappointing results from an important clinical study of a possible treatment for non-Hodgkin’s lymphoma. Another detractor from the Fund’s performance in the quarter included ZAGG Inc., which is best known for its line of protective coverings for consumer electronics and hand-held devices under the brand name InvisibleShield. The company’s stock struggled after it reported a loss during the second quarter. Civitas Solutions Inc., which provides group homes and home-based care for the developmentally disabled, also struggled as the company underperformed expectations during the year.

OUTLOOK AND POSITIONING

The results of the U.S. elections surprised most, but the overall effect on micro-cap stocks was positive. As pessimism was replaced by optimism, the market was able to leverage off the improving fundamentals we had already begun to see over the last few quarters. While the long-term outlook may appear a bit murky, and global markets could once again slip back into the same story of stagnant global growth, we see signs that stocks, especially small- and micro-cap stocks, could be poised for a strong 2017. Should the government pass some form of fiscal stimulus, it would likely have a positive effect on small companies, which are also poised to benefit from better credit availability. Relative to their large-cap brethren, we believe micro-cap stocks still remain undervalued based on long-term valuation spreads.

Top Ten Holdings (as of 12/31/16)

Harsco Corp.	1.6%
Macatawa Bank Corp.	1.4
Healthways Inc.	1.3
First Financial Corp.	1.2
Independent Bank Corp.	1.1
First Busey Corp.	1.1
SJW Group	1.1
OFG Bancorp	1.1
BioSpecifics Technologies Corp.	1.1
AEP Industries Inc.	1.1
Total (% of Net Assets)	12.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 12/31/16)

	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$737.0	$533.0
Price/Cash Flow (1 year trailing)	13.8x	14.8x
Price/Book Value	2.6x	2.5x
Price/Earnings (1 year trailing)	18.0x	20.0x
Beta	0.8	1.0
Number of Holdings	145	—
Portfolio Turnover Rate (1 year trailing)	43%	—

Please see page 35 for definition of terms.

Sector Allocation (as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Stock Performance (for the year ended 12/31/16)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Harsco Corp.	0.92%	1.29%	Aegerion Pharmaceuticals Inc.	0.09%	-0.41%
Healthways Inc.	0.92	1.03	DHI Group Inc.	0.67	-0.48
Macatawa Bank Corp.	1.16	0.81	Infinity Pharmaceuticals Inc.	0.21	-0.54
OFG Bancorp	0.73	0.73	ZAGG Inc.	0.65	-0.54
CryoLife Inc.	0.86	0.63	Civitas Solutions Inc.	0.55	-0.55

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of  the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 35 for a description of the methodology used to construct this chart.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

 | p: 800.392.CORE (2673) | www.westcore.com

WESTCORE INTERNATIONAL SMALL-CAP FUND (WTIFX, WIIFX)	(UNAUDITED)

Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	1.60%	-5.90%	4.95%	3.44%	4.49%	12/15/1999
Institutional Class (WIIFX)	1.76	-5.85	4.98	3.46	4.50	4/29/2016
MSCI ACWI ex USA Small-Cap Index	3.91	0.76	7.74	2.90	6.39
MSCI EAFE Small-Cap Index	2.18	2.10	10.56	2.95	7.04
Lipper International Small-Cap Index	0.77	0.25	9.42	3.21	6.62

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 1.62%, Net: 1.50%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 1.77%, Net: 1.32%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the "Adviser") has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund's Financial Highlights, will be no more than 1.50% for the Fund's Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/ reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses commencing April 29, 2016 so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (the "Fund") Retail Class of the Trust as reported in the Funds Financial Highlights do not exceed 1.44%. The second and third sentences of the footnote above otherwise remain in full force and effect. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.
Manager Commentary

MARKET OVERVIEW

From a global market perspective, 2016 began with many of the same themes from the recent past including massive quantitative easing in Europe and Japan. In the United States, the Federal Reserve slowly transitioned from a dovish stance to eventually raising rates at the end of the year. Brexit also played a role in volatility but at the end of the day, the U.K. market normalized, while the British pound remained weak. The biggest impact on the Fund, from a general market perspective, was the news of the incoming U.S. administration. Even international stocks were affected by the strengthening of the U.S. dollar after Donald Trump's election.

FUND PERFORMANCE

The strengthening U.S. dollar was a major factor in the meager annual returns of both the Westcore International Small-Cap Fund (retail class), which was up 1.60%, and its benchmark, the MSCI ACWI ex USA Small Cap Index, which returned 3.91%. The U.S. presidential election also affected sentiment in certain sectors. For instance, many cyclical companies such as those in the materials sector, which may benefit from the infrastructure boom promised by President-elect Trump, outperformed the general market. Other commodity-related sectors, such as energy, rallied as oil prices increased. The Fund did not benefit from the rally in these sectors as we generally focus on companies with lower economic sensitivity.

CONTRIBUTORS TO RETURN

Australia-based Webjet Ltd. was among the Fund's top contributors for the year. It operates one of the most heavily trafficked online travel booking websites. The site offers booking for domestic and international flights, hotels, and car rentals. Webjet also operates a business-to-business hotel service in the Middle East and Africa called Lots of Hotels. The company has been growing earnings quickly and its longer-term share price reflects that success. Another Australian holding, Credit Corp. Group Ltd., also contributed to the Fund's overall performance. Credit Corp. is mostly a collector of past-due credit card debt, but over the recent past has also been modestly building a consumer lending business. The company's success in debt collection can be attributed to its high-touch model of working with debtors to payoff obligations through moderate monthly payments.

DETRACTORS FROM RETURN

Caesarstone Ltd., the Israel-based manufacturer of engineered quartz used mainly for kitchen countertops, was a detractor to the Fund's performance. Caesarstone reported disappointing earnings as U.S. sales declined. Some of the recent weakness in sales was caused by a general slowdown in the repair and remodel market towards the end of the year. Despite this disappointment, we are encouraged by Caesarstone's long-term prospects. It has continued to benefit from quartz gaining popularity over granite and its brand maintains a high satisfaction rating from customers. Hong Kong-based PAX Global Technology Ltd. was another of the Fund's significant detractors. PAX is in the electronic funds and point of sales terminal business. The company experienced weakness in its main market, China, as well as in Brazil. We believe the main overhang on the stock centers on increased competition in China, but view this setback as temporary.

| 2016 Annual Report

WESTCORE INTERNATIONAL SMALL-CAP FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

We remain focused on what academic research indicates is the driver of long-term performance – owning fundamentally strong companies that are growing and purchasing them at attractive valuations. We believe the companies currently held in the Fund have the potential to grow earnings at a faster pace than market peers. Additionally, many of the Fund's holdings are, in our estimation, trading at significant discounts compared to the companies in the benchmark. Together, these factors give us optimism that the Fund is in a good position going into the New Year.

Stock Performance
(for the year ended 12/31/16)

5 Highest	Average Weight	Contribution to Return
Webjet Ltd.	3.20%	2.50%
Credit Corp Group Ltd.	3.55	2.10
MTY Food Group Inc.	2.62	1.65
Corporate Travel Management Ltd.	3.21	1.15
Magic Software Enterprises Ltd.	3.62	1.06

5 Lowest
Ingenico Group SA	2.32%	-0.92%
Caesarstone Ltd.	3.05	-1.10
PAX Global Technology Ltd.	3.38	-1.12
OFX Group Ltd.	3.26	-1.56
3P Learning Ltd.	2.82	-1.58

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds' Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 35 for a description of the methodology used to construct this chart.

Top Ten Holdings (as of 12/31/16)

China Medical System Holdings Ltd. [China]	3.3%
Corporate Travel Management Ltd. [Australia]	3.3
PAX Global Technology Ltd. [Hong Kong]	3.2
Sapiens International Corp. NV [Israel]	3.2
Azimut Holding S.p.A. [Italy]	3.1
Diploma PLC [United Kingdom]	3.1
Credit Corp Group Ltd. [Australia]	3.1
Japan Property Management Center Co. Ltd. [Japan]	3.1
Rightmove PLC [United Kingdom]	3.1
Kakaku.com Inc. [Japan]	3.0
Total (% of Net Assets)	31.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 12/31/16)

	Westcore International Small-Cap Fund	MSCI ACWI ex USA Small-Cap Index
Weighted Average Market Capitalization ($ Mil)	$2,089.0	$1,879.0
Number of Countries Represented	14	44
Price/Earnings (1 year trailing)	29.4x	15.3x
Price/Book Value	4.4x	2.5x
Number of Holdings	41	—
Portfolio Turnover Rate (1 year trailing)	44%	—

Please see page 35 for definition of terms.

Regional Allocation (as of 12/31/16)

Percentages are based on Total Equities.

Sector Allocation(as of 12/31/16)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund's sector designations. For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Sector weights may not sum to 100% due to rounding.

Market Capitalization (as of 12/31/16)

*	Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark's market capitalization ranges.

Benchmark Update

Effective August 29, 2016, the Westcore Board of Trustees approved a benchmark change for the Westcore International Small-Cap Fund from the MSCI EAFE Small-Cap Index to the MSCI ACWI ex USA Small-Cap Index. The MSCI ACWI ex USA Small-Cap Index currently better represents the Fund's investable universe. We will continue to present the MSCI EAFE Small-Cap Index for historical comparison purposes to the extent required.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE FLEXIBLE INCOME FUND (WTLTX, WILTX)	(UNAUDITED)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager
Gregory M. Shea, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTLTX)	12.75%	5.21%	6.06%	4.48%	7.46%	4.28%	6/1/1988
Institutional Class (WILTX)	13.10	5.43	6.28	4.61	7.51	4.50	9/28/2007
Barclays U.S. Corporate High Yield Ba Index	12.78	5.56	7.20	7.83	8.71	—
Lipper High Current Yield Index	14.54	3.67	6.72	5.92	6.92	—

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 0.98%, Net: 0.85%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 1.03%, Net: 0.72%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.04% for the retail class and 4.07% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the "Adviser") has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund's Financial Highlights, will be no more than 0.85% for the Fund's Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Gregory M. Shea is a registered representative of ALPS Distributors, Inc.
Manager Commentary

MARKET OVERVIEW

The first six weeks of 2016 were dominated by a "risk-off" movement, which then quickly flipped to a "reach for yield" mentality that overshadowed the remainder of the year, absent a short interruption due to the surprise Brexit vote in late June. During the "risk-off" period, weakness in commodities (particularly oil, which bottomed at $26.21 a barrel on February 11) concerns around China's economy, and negative headlines out of Europe regarding its banking system, pressured the credit markets. This led the additional yield over Treasuries offered by high-yield bonds to increase to levels not seen since 2011. While short-lived, this weakness was dramatic, as indicated by the -4.61% return posted by the Barclays U.S. High Yield Index through February 12, when the market shifted towards a more optimistic growth outlook. The remainder of the year was eventful, but the "reach for yield" mentality benefitted investors that were positioned in lower-rated segments of the corporate bond market. With relative ease, the markets digested Brexit, the election of Donald Trump as U.S. president, the rise of populism across Europe (which could further test the viability of the European Union), and another 0.25% rate increase by the U.S. Federal Reserve. These events were overshadowed as oil markets improved, ending 2016 at $53.72 a barrel, and global growth fears subsided, which led to solidly positive flows into the high-yield market and confidence that the high-yield default rate had stabilized. From February 12 to the end of the year, The Barclays U.S. High Yield Index posted a return of 22.79%. For all of 2016, the Barclays U.S. High Yield Index posted a return of 17.13% and stood out as a top performer relative to other fixed income alternatives. Despite this strong return, high-yield credit fundamentals outside of commodity-related sectors, showed limited improvement during the year, in our opinion.

FUND PERFORMANCE

The Westcore Flexible Income Fund's 12.75% return (retail class) for 2016 almost matched the 12.78% return recorded by its benchmark, the Barclays U.S. Corporate High Yield Ba Index. Throughout the year, the Fund benefited from its overweighted position in oil and gas-related issuers, as well as its exposure to single B-rated issuers. The Fund's positions in investment grade bonds, which tend to exhibit less volatility, failed to keep pace with the high-yield market rally and underperformed.

| 2016 Annual Report

WESTCORE FLEXIBLE INCOME FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

High-yield credit spreads (the additional yield over Treasuries offered by high-yield bonds) have compressed to levels approaching the post-2008 crisis lows established in mid-2014. This has not, in our opinion, been followed by a meaningful improvement in high-yield credit fundamentals to date. We anticipate that market valuations will be driven by the reality of what fiscal policy will actually turn out to be under a Trump presidency and also the speed with which the Federal Reserve continues on its path of normalizing rates. Flows into high-yield markets should keep defaults from going any higher from here absent another shock on the economic front and we believe credit fundamentals should remain fairly stable.

We position the Fund with a longer-term orientation and an emphasis on higher-quality high-yield bonds, with the intention of reducing the volatility of the Fund, while seeking to provide solid risk-adjusted returns over time. Our process entails intensive credit analysis by which we evaluate yield versus risk through business cycles, and it follows that a larger weighting of higher-rated, high-yield issues is a logical result. Most importantly, we believe this strategy is suitable over the long term for shareholders who want comparative yield from a high-yield fund, but who are also more sensitive to volatility and more focused on capital preservation.

Top Ten Corporate Credit Exposure
(as of 12/31/16)

Range Resources Corp.	2.7%
Goodyear Tire & Rubber Co.	2.6
MPLX LP	2.5
Frontier Communications	2.5
Royal Caribbean Cruises Ltd.	2.5
Potlatch Corp.	2.2
Concho Resources Inc.	2.2
CCO Holdings LLC	2.1
Tuckahoe Credit Lease Trust	2.1
Tesoro Corp.	2.1
Total (% of Net Assets)	23.5%

Percentages represent the Fund's aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 12/31/16)

	Westcore Flexible Income Fund	Barclays U.S. Corporate High Yield Ba Index
Effective Duration	4.3 years	4.5 years
Effective Maturity	6.3 years	6.8 years
Portfolio Turnover Rate (1 year trailing)	47%	—

Please see page 35 for definition of terms.

Asset Allocation (as of 12/31/16)

Percentages are based on Total Net Assets.

Ratings Allocation (as of 12/31/16)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor's equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor's or Moody's.

Duration Distribution (as of 12/31/16)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE PLUS BOND FUND (WTIBX, WIIBX)	(UNAUDITED)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

The Lipper Intermediate Investment Grade Index is no longer calculated as of September 30, 2013. The Lipper Core Plus Bond Index is the Westcore Plus Bond Fund's replacement peer group index.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep.Date
Retail Class (WTIBX)	3.82%	3.21%	2.79%	4.22%	6.09%	2.91%	6/1/1988
Institutional Class (WIIBX)	4.01	3.39	2.95	4.35	6.14	3.06	9/28/2007
Barclays U.S. Aggregate Bond Index	2.65	3.03	2.23	4.34	6.47	—
Lipper Core Plus Bond Index*	4.19	3.09	3.37	4.94	—	—

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 0.70%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 0.55%, Net: 0.42%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.67% for the retail class and 2.87% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the "Adviser") has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund's Financial Highlights, will be no more than 0.55% for the Fund's Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

*	A since inception calculation is not provided as the December 31, 1997 inception of the Lipper Core Plus Bond Index followed the June 1, 1988 inception of the Westcore Plus Bond Fund.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.
Manager Commentary

MARKET OVERVIEW

While the 10-year U.S. Treasury ended the year yielding 2.45%, this was only an increase of approximately 0.20% over the course of 2016. Treasury valuations started 2016 benefiting from a "flight to quality" brought about from global economic concerns, falling commodity prices, and the perceived increasing risk of a possible U.S. recession. However, the significant negative sentiment entering 2016 shifted quickly at the mid-point of the first quarter as investors' perceptions of global growth, particularly China's short-term outlook, and chances of a U.S. recession, turned less pessimistic. This more positive outlook was largely sustained throughout the rest of 2016. The potential impact of the June Brexit vote was seemingly dismissed quickly in the bond market. The surprising U.S. election in November provided the next round of volatility, as it was accompanied by the increased potential for tax reform and fiscal stimulus. The optimism surrounding these potential growth initiatives teamed with recent upbeat economic news to propel Treasury rates higher during the fourth quarter. In December, the Federal Reserve accommodated the market's implicit expectations through finally implementing an additional rate hike. Global economic concerns also continued to wane as China's growth accelerated modestly, Japan expanded its stimulus efforts and southern Europe gained strength despite ongoing structural issues. Given the movement in rates, and changing outlook for economic growth, it is not surprising that risk assets provided strong performance during the year.

FUND PERFORMANCE

The Westcore Plus Bond Fund's 3.82% return (retail class) for 2016 outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.65%. Within the fixed income market, corporate bonds outperformed Treasuries and high-yield securities posted the greatest relative performance. The Fund continued to benefit from its overweighted exposure to corporate and taxable municipal bonds, not only due to their accompanying yield advantage, but also through general spread tightening during the year. The strong relative performance of the Fund's high-yield allocation, while limited, also augmented its overall relative performance. Energy-related holdings continued to recover from the sell-off experienced exiting 2015, against the backdrop of OPEC's agreement to reduce output and improving crude and natural gas commodity prices. The Fund's duration, a measure of exposure to interest rate risk, was managed roughly in-line with its benchmark throughout the year, and did not provide a relative return advantage.

| 2016 Annual Report

WESTCORE PLUS BOND FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

OUTLOOK AND POSITIONING

The market outlook contains many unknowns as we move into the New Year with a new U.S. president, a new balance of power in Washington, and great expectations that positive economic policy changes will be quickly implemented. The post-election euphoria seems a bit overdone in our view. However, U.S. fixed income securities in general continue to offer attractive yields versus those available elsewhere in today's global marketplace, particularly versus European and Japanese bond markets which will likely serve as a check on domestic rates. The Fed seems more willing to continue its rate increases slowly in 2017, but we expect that it will likely be much more vigilant on inflation and may raise rates more quickly than anticipated if further signs of wage or price inflation appear. So while optimism abounds and stock prices hit all-time highs, we remain cautious in our outlook.

We believe the Fund is well positioned for what could be a volatile environment in the coming year. We have constructed the Fund with a duration that is just slightly shorter than the benchmark in an effort to maintain higher income levels, while also allowing more protection, if we do see a further increase in rates. We are also aware that a fall in interest rates is plausible if the pendulum of economic data swings back to the weaker side, a flight to quality is caused by another global crisis or there is a sudden decline in stock prices. We have positioned the Fund with overweighted positions in carefully selected income producing securities, including corporate and taxable municipal bonds. These tactics are designed to enable performance over multiple interest rate and economic scenarios.

Top Ten Corporate Credit Exposure
(as of 12/31/16)

San Diego Airport	1.6%
Washington REIT	1.4
Crown Castle Towers LLC	1.4
North Texas Tollway Authority	1.3
General Electric	1.3
Pacific Gas & Electric	1.2
Wells Fargo	1.2
San Francisco City and County CA Public Utilities	1.2
JP Morgan Chase	1.2
Verizon Communication	1.1
Total (% of Net Assets)	12.9%

Percentages represent the Fund's aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 12/31/16)

	Westcore Plus Bond Fund	Barclays U.S. Aggregate Bond Index
Effective Duration	5.7 years	5.9 years
Effective Maturity	8.7 years	8.2 years
Portfolio Turnover Rate (1 year trailing)	52%	—

Please see page 35 for definition of terms.

Asset Allocation (as of 12/31/16)

Percentages are based on Total Net Assets.

Ratings Allocation (as of 12/31/16)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor's equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor's or Moody's.

Duration Distribution (as of 12/31/16)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

| p: 800.392.CORE (2673) | www.westcore.com

WESTCORE MUNICIPAL OPPORTUNITIES FUND (WTTAX, WITAX)	(UNAUDITED)

Fund Strategy

A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	Incep. Date
Retail Class (WTTAX)	—	—	—	—	1.50%	12/16/2016
Institutional Class (WITAX)	—	—	—	—	1.50	12/16/2016
Barclays U.S. 1-15 Year Municipal Bond Index	—	—	—	—	0.70
Lipper Intermediate Municipal Debt Index	—	—	—	—	0.67

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) —  Gross: 2.35%, Net: 0.68%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 2.10%, Net: 0.43%

NEW FUND RISK: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.65% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax.

Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.
Manager Commentary

Welcome to the first annual report write-up for the Westcore Municipal Opportunities Fund. We look forward to one day looking back at this first commentary and reflecting on what has hopefully been a fun, profitable, risk-adjusted, and tax-adjusted journey.

The Westcore Municipal Opportunities Fund was opened to investors on December 16, 2016. We are excited to expand upon Westcore’s municipal offerings and bring our municipal expertise to a broader investor base.

The municipal bond market is an incredibly diverse and dispersed market with over 70,000 individual issuers. The number of issuers is compounded by the fact that each issuer has, on average, multiple individual bonds outstanding. As of the time this commentary was being prepared, the Barclays Municipal Bond Index had 50,117 individual bonds in it. To put this into context, the Barclays Corporate Bond index has 5,919 and the Barclays Corporate High Yield Bond Index has 2,086. Remember that these 50,117 bonds all have different credit profiles, maturities, coupons, etc., and you begin to understand just how inefficient this market can be. In addition, this number doesn’t include some of the most interesting bonds because they are smaller issues. It is a staggeringly fractured market, and subsequently, an active manager’s dream.

We have spent a substantial amount of time looking at the competitive landscape and planning for what we believe are the optimal ways to invest in the municipal market over the next few decades. Based on this, we worked to structure the Westcore Municipal Opportunities Fund to have wide enough parameters to allow us the opportunity to identify large dislocations while also seeking to mitigate risk, and ideally, continue meeting our income objectives when the market gets overly expensive.

We look forward to providing what we believe will be a strong product in one of the most attractive risk-adjusted, tax-adjusted markets in the world.

  |  2016 Annual Report

WESTCORE MUNICIPAL OPPORTUNITIES FUND (continued)	(UNAUDITED)

Top Ten Holdings (as of 12/31/16)

KING CO SWR REV-B-REF 5.000 07/01/2029	5.3%
N TX TOLL AUTH-A-REF 5.000 01/01/2027	5.2
HOUSTON ARPT-B-REF 5.000 07/01/2026	5.1
US TREASURY N/B 1.875 08/31/2017	4.6
N TEX TWY AUTH-BABS 8.910 02/01/2030	4.6
US TREASURY N/B 0.750 12/31/2017	4.5
CLARK CO ARPT-A-2 5.000 07/01/2028	4.5
TEXAS TRANSPRTN-C-REF 5.000 08/15/2028	4.3
OMAHA SANIT SWR-REF 5.000 04/01/2027	3.9
DALLAS RAPID TRANS-A 5.000 12/01/2027	3.8
Total (% of portfolio)	45.7%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX, WICOX)	(UNAUDITED)

Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager
Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

 Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep.Date
Retail Class (WTCOX)	-0.07%	3.35%	2.57%	3.52%	4.57%	2.81%	6/1/1991
Institutional Class (WICOX)	-0.06	3.35	2.58	3.52	4.57	2.93	4/29/2016
Barclays U.S. 10-Year Municipal Bond Index	-0.12	4.05	3.10	4.70	5.80	—
Lipper Intermediate Municipal Debt Index	-0.16	2.91	2.42	3.51	4.60	—

Retail Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 0.77%, Net: 0.65%
Institutional Class Annual Expense Ratio (per the Fees and Expenses table in the current prospectus) — Gross: 0.64%, Net: 0.52%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.60% for the retail class and 2.73% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least April 30, 2017. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 0.65% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/ reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to this date without the approval of the Board of Trustees.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.
Manager Commentary

MARKET OVERVIEW

Concerns about global growth and potential deflation led the 10-year U.S. Treasury note to hit a multi-decade low rate in early July. It seemed as if 1% rates might actually be here to stay for some time. This persisted into the third quarter as rates drifted higher, but the 10-year remained below 2%. The year ended with a sharp move higher in yields spurred by signs of a stronger global economy, post-election optimism, and the December rate increase by the Federal Reserve. Prior to the fourth quarter, municipal bond funds had seen one of the longest sustained periods of inflows in their history. As investors became skittish in the fourth quarter, this period of inflows came to an end. During the fourth quarter, municipal bonds underperformed taxable U.S. Treasury bonds as municipals were further impacted by the possibility that the new administration’s proposed lower marginal tax rates would negatively affect the valuation of tax-exempt income derived from the municipal market.

FUND PERFORMANCE

The Westcore Colorado Tax-Exempt Fund (retail class) returned -0.07% for the year. This compares to a return of -0.12% for its benchmark the Barclays U.S. 10-Year Municipal Bond Index.

CONTRIBUTORS TO RETURN

We continued to position the Fund with shorter duration than its benchmark which contributed to its relative performance. Our emphasis on both yield and bonds with strong fundamentals assisted in mitigating some of the upward move in rates. We have also structured the Fund to be defensive by including larger coupon bonds, which should be solid income contributors if rates do continue to rise slowly.

DETRACTORS FROM RETURN

We used the recent bond market weakness to add to some issues that were previously unavailable. In the short term, the value of these bonds has been hurt by the rise in rates and wider credit spreads. However, we are optimistic about Colorado’s economy and believe that this positioning has great potential over the long term.

OUTLOOK AND POSITIONING

Fund Positioning: As noted above, we utilized the selloff in bonds to add to some positions that we view as our best ideas. We were able to increase the Fund’s positions in these issuers to levels that more accurately reflect our conviction. We remain bullish on the Colorado economy and plan to emphasize bonds that receive the bulk of their revenues from sales and property taxes, which we expect to increase along with the strong underlying economy.

  |  2016 Annual Report

WESTCORE COLORADO TAX-EXEMPT FUND (continued)	(UNAUDITED)

Manager Commentary (continued)

The Fund’s effective duration as of December 31, 2016 was 5.7 and its effective maturity was 10.1 years. This is a shorter effective duration than the benchmark and we do not expect to meaningfully extend at any point in the near future.

As of the end of 2016, no individual holdings within the Fund were subject to the Alternative Minimum Tax (AMT).

Top Ten Holdings (as of 12/31/16)

% of Net Assets
UNIV CO ENTER-B2-BABS CO 6.26%, 06/01/2036	2.4%
DENVER ARPT-B-VAR CO 0.00%, 11/15/2031	2.3
CO HSG FIN AUTH-IV CO 2.20%, 11/01/2018	2.1
CENTRL PLATTE VLY MDD CO 5.00%, 12/01/2043	1.6
CO EDL-RE-VAIL CO 5.00%, 05/01/2035	1.4
CO EDU & CULT FAC-REF CO 5.00%, 05/15/2029	1.3
BRECKENRIDGE-COPS CO 5.00%, 12/01/2035	1.2
ARAPAHOE SD #1 CO 5.00%, 12/01/2029	1.2
UNIV CO HOSP AUTH-A CO 5.00%, 11/15/2036	1.2
AURARIA HGR EDU CTR CO 4.00%, 04/01/2029	1.2
Total (% of Net Assets)	15.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.
Portfolio Characteristics (as of 12/31/16)

	Westcore Colorado Tax-Exempt Fund	Barclays U.S. 10-Year Municipal Bond Index
Effective Duration	5.7 years	6.0 years
Effective Maturity	10.1 years	10.0 years
Number of Holdings	196	—
Portfolio Turnover Rate (1 year trailing)	47%	—

Please see page 35 for definition of terms.

Ratings Allocation (as of 12/31/16)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution (as of 12/31/16)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

FUND EXPENSES	(UNAUDITED)

Disclosure of Fund Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of certain Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2016 and held until December 31, 2016.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period
With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the most recent six months of the fiscal half-year, 182/366 (to reflect the half-year period). The annualized expense ratios for the most recent six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Small-Cap Growth Fund	1.30%	1.05%
Westcore Small-Cap Growth Fund II(a)	N/A	1.15%
Westcore Global Large-Cap Dividend Fund	0.99%	0.81%
Westcore Large-Cap Dividend Fund(b)	1.15%	0.91%
Westcore Mid-Cap Value Dividend Fund	1.25%	1.00%
Westcore Mid-Cap Value Dividend Fund II(c)	1.15%	0.93%
Westcore Smid-Cap Value Dividend Fund(d)	1.20%	1.07%
Westcore Small-Cap Value Dividend Fund	1.30%	1.08%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund	1.44%	1.19%
Westcore Flexible Income Fund	0.85%	0.63%
Westcore Plus Bond Fund	0.55%	0.38%
Westcore Municipal Opportunities Fund(d)	0.65%	0.61%
Westcore Colorado Tax-Exempt Fund	0.65%	0.49%

  | 2016 Annual Report

FUND EXPENSES (continued)	(UNAUDITED)

Fund		Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expense Paid During the Period 7/1/2016 to 12/31/2016
Westcore Small-Cap Growth Fund
Retail Class	Actual	$1,000.00	$1,116.90	$6.92
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Institutional Class	Actual	$1,000.00	$1,117.80	$5.59
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33
Westcore Small-Cap Growth Fund II(a)
Institutional Class	Actual	$1,000.00	$970.10	$5.69
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84
Westcore Global Large-Cap Dividend Fund
Retail Class	Actual	$1,000.00	$1,028.80	$5.05
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03
Institutional Class	Actual	$1,000.00	$1,028.80	$4.13
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.12
Westcore Large-Cap Dividend Fund(b)
Retail Class	Actual	$1,000.00	$1,036.70	$5.89
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84
Institutional Class	Actual	$1,000.00	$1,039.80	$4.67
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.62
Westcore Mid-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,128.10	$6.69
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34
Institutional Class	Actual	$1,000.00	$1,129.20	$5.35
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
Westcore Mid-Cap Value Dividend Fund II(c)
Retail Class	Actual	$1,000.00	$1,000.40	$5.78
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84
Institutional Class	Actual	$1,000.00	$1,004.70	$4.69
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.72
Westcore Smid-Cap Value Dividend Fund(d)
Retail Class	Actual	$1,000.00	$993.00	$0.42
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Institutional Class	Actual	$1,000.00	$993.00	$0.38
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.43
Westcore Small-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$1,222.80	$7.26
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Institutional Class	Actual	$1,000.00	$1,223.20	$6.04
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.48
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,252.00	$7.36
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Westcore International Small-Cap Fund
Retail Class	Actual	$1,000.00	$1,010.10	$7.28
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.30
Institutional Class	Actual	$1,000.00	$1,011.10	$6.02
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$6.04

 |  p: 800.392.CORE (2673)  |  www.westcore.com

FUND EXPENSES (continued)	(UNAUDITED)

Fund		Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expense Paid During the Period 7/1/2016 to 12/31/2016
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,044.80	$4.37
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32
Institutional Class	Actual	$1,000.00	$1,047.60	$3.24
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$3.20
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$981.50	$2.74
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80
Institutional Class	Actual	$1,000.00	$983.00	$1.89
	Hypothetical (5% return before expenses)	$1,000.00	$1,023.23	$1.93
Westcore Municipal Opportunities Fund(d)
Retail Class	Actual	$1,000.00	$1,015.00	$0.23
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30
Institutional Class	Actual	$1,000.00	$1,015.00	$0.22
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	$3.10
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$963.80	$3.21
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30
Institutional Class	Actual	$1,000.00	$964.70	$2.42
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.67	$2.49

(a)	Prior to December 27, 2016 known as the Westcore Select Fund – Retail Class.
(b)	Prior to December 27, 2016 known as the Westcore Growth Fund.
(c)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund.
(d)
Fund commenced operations on December 19, 2016. Actual expenses on this Fund is equal to the Fund’s annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (13), divided by 366.

  |  2016 Annual Report

IMPORTANT DISCLOSURES	(UNAUDITED)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Barclays U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from 1 to 17 years. It is a broad index that is representative of the tax-exempt bond market.

The Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays U.S. Corporate High Yield Index measures the performance of the high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper Large-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Large-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The Lipper Small-Cap Growth Index tracks the performance of funds that invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) below Lipper’s USDE Small-cap ceiling.

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

IMPORTANT DISCLOSURES (continued)	(UNAUDITED)

Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current  index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 2500TM Value Index measures the performance of the small- to mid-cap segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

The Russell Developed Large-Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of the developed equity universe.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000® Index. The Russell 1000® Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Westcore Global Large-Cap Dividend Fund Custom Index is comprised of the S&P 500® Index from the Fund’s inception to 4/30/2013 and the Russell Developed Large-Cap Index for the time period 5/1/2013 to the most recent period end to reflect the change in the Fund’s investment strategy on 4/30/2013. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 4/30/2013.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

  |  2016 Annual Report

IMPORTANT DISCLOSURES (continued)	(UNAUDITED)

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during 2016.

Definition of Terms

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

•	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
•	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
•	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
•
A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

•
BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

•
Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.

•	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For  more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for  Moody’s, visit www.moodys.com.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (the Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

IMPORTANT DISCLOSURES (continued)	(UNAUDITED)

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Piotroski Score: A discrete score between zero and nine, which reflects nine criteria used to determine the strength of a firm’s financial position. The Piotroski score is used to determine the best value stocks, with nine being the best. It was named after American professor Joseph Piotroski, who devised the scale according to specific criteria found in financial statements.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept  that describes market sentiment as either “risk on” or “risk off”.  During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns.  When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Tax-Adjusted Return: Is the return on an investment after taxes.

Weighted Average: An average that takes into account the proportional relevance of each component, rather than treating each  component equally.

  |  2016 Annual Report

TRUSTEES AND OFFICERS	(UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Name, Address and Age (1)	Position(s) Held with The Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
INTERESTED TRUSTEE
Janice M. Teague (5), Retired CPA Age 63	Trustee President	Since February 13, 2007 Since June 2, 2016	■ Retired, June 2003 to present ■ Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996-May 2003 ■ Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996-May 2003 ■ Vice President and Secretary, Berger Distributors LLC (investment management), August 1998-May 2003.	14	None
INDEPENDENT TRUSTEES
Mary K. Anstine Age 76	Chairman Trustee	Since January 1, 2013 Since February 22, 2006	■ Retired, September 2004 - Present; ■ President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994-2004; ■ Various positions leading to Executive Vice President of First Interstate Bank of Corporation and predecessors (banking), 1961-1994.	14	Ms. Anstine is a Trustee of ALPS ETF Trust (24funds); Financial Investors Trust (36 funds); ALPS Variable Investment Trust (9 funds); and Reaves Utility Income Fund (1 fund).
John A. DeTore, CFA Age 58	Trustee	Since December 31, 2009	■ CEO/Founder, United Alpha, LLC (investment management firm), 2003-present ■ CIO, GRT United Alpha, LLC (investment management), 2006-present ■ CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009-2011 ■ Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999-2000 ■ Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994-1999.	14	None

  |  p: 800.392.CORE (2673)  |  www.westcore.com

TRUSTEES AND OFFICERS (continued)	(UNAUDITED)

Name, Address and Age (1)	Position(s) Held with The Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
INDEPENDENT TRUSTEES (continued)
Rick A. Pederson Age 64	Trustee	Since February 13, 2007
■    President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present
■    Advisory Board member, Bow River Capital Partners (private equity management), 2003 – present
■    Advisor, Pauls Corporation (real estate investment management and development), 2008 – present
■    Chairman, Ross Consulting Group (real estate consulting services), 1983 - 2013
■    Advisory Board, Neenan Company (construction services), 2002 – present
■    Board Member, Prosci Inc. (private business services), 2013 – present
■    Board Member, Citywide Banks (Colorado community bank), 2014 – present
■    Board Member, Professional Pediatric Health Care, Inc. (a Denver-based home nursing firm), 2014 - present
■    Director, National Western Stock Show (not-for-profit organization), 2010 – present
■    Director, Biennial of the Americas (not-for-profit-organization), 2012 – 2015.
■    Board Member, Strong-Bridge Consulting (management consulting form), 2015-present.
■    Board Member, History Colorado (nonprofit association), 2015 – present.
				14	Mr. Pederson is a Trustee of ALPS ETF Trust (24 funds); and Principal Real Estate Income Fund (1 fund).
James A. Smith Age 64	Trustee	Since December 31, 2009	■ Private Equity Consultant, 2003-present ■ Trustee, The Nature Conservancy (non-profit), July 2007-present; Chairman June 2014-present ■ Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007-May 2009 ■ Chairman and CEO, StellarOne Corp. (software development company), 2003 ■ Executive VP – Consumer Markets, Qwest Communications (telecommunications industry), 2001-2002 ■ President and CEO Qwest Dex (yellow pages), 1997-2001 ■ Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979-1997.	14	None
Douglas M. Sparks CPA (Inactive) Age 73	Trustee	Since December 31, 2009	■ Retired, 2000-present ■ General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998-2000 ■ Partner, Ernst & Young LLP, (public accounting) 1981-1995 ■ Senior Manager, Ernst & Young LLP, (public accounting) 1977-1981 ■ Staff Professional, Ernst & Young LLP, (public accounting) 1968-1977.	14	None

  |  2016 Annual Report

TRUSTEES AND OFFICERS (continued)	(UNAUDITED)

Name, Address and Age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s)
OFFICERS
Jasper R. Frontz, CPA, CFA Age 48 Denver Investments 370 17th Street, Suite 5000 Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004
■    Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014-present, Partner, Denver Investments, January 1, 2014-present; prior thereto, Vice President, Denver Investments, May 2000-December 2013, Director of Mutual Fund Administration, Denver Investments, June 1997-May 2000
■    Registered Representative, ALPS Distributors, Inc., 1995- present
■    Treasurer, November 1997-2011 and Chief Compliance Officer September 2004-2011, Blue Chip Value Fund, Inc. (mutual fund).

Jill A. Kerschen Age 41 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since November 21, 2013
■    Vice President and Fund Controller, ALPS Fund Services, Inc., July 2013- Present
■    Senior Manager, Financial & Tax Reporting 2007-2013, Senior Manager, Financial Reporting, Tax Reporting & Compliance 2007-2011, Senior Investment Analyst, Financial Reporting 2004-2007, and Assistant Manager, Mutual Fund Reconciliation & Revenue 2001-2004, Great-West Financial.

Richard C. Noyes Age 46 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since February 17, 2016
■    Senior Vice President and Director of Legal Administration, ALPS Fund Services, Inc. 2016 - Present
■    Vice President and Senior Counsel, ALPS Fund Services, Inc. 2015-2016
■    Assistant Vice President and Senior Legal Counsel, Janus Capital Management LLC, 2008-2015.

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)
Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)
The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently sixteen Funds in the Fund Complex, including fourteen Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, and the Clearwater International Fund, which are also advised or sub-advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	Ms. Teague is an interested trustee as a result of her service as President of the Trust.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

FINANCIAL STATEMENTS TABLE OF CONTENTS

STATEMENTS OF INVESTMENTS
Westcore Small-Cap Growth Fund	42
Westcore Small-Cap Growth Fund II	44
Westcore Global Large-Cap Dividend Fund	46
Westcore Large-Cap Dividend Fund	48
Westcore Mid-Cap Value Dividend Fund	49
Westcore Mid-Cap Value Dividend Fund II	51
Westcore Smid-Cap Value Dividend Fund	53
Westcore Small-Cap Value Dividend Fund	55
Westcore Micro-Cap Opportunity Fund	57
Westcore International Small-Cap Fund	60
Westcore Flexible Income Fund	63
Westcore Plus Bond Fund	66
Westcore Municipal Opportunities Fund	71
Westcore Colorado Tax-Exempt Fund	72
Common and Currency Abbreviations	75
STATEMENTS OF ASSETS AND LIABILITIES	76
STATEMENTS OF OPERATIONS	79
STATEMENTS OF CHANGES IN NET ASSETS	82
FINANCIAL HIGHLIGHTS	88
NOTES TO FINANCIAL STATEMENTS	102
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	124
SHAREHOLDER TAX INFORMATION	125
OTHER IMPORTANT INFORMATION	127

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		96.81%
Consumer Discretionary		18.03%
Diversified Consumer Services		2.26%
Bright Horizons Family Solutions Inc.**	605	$42,362
Grand Canyon Education Inc.**	921	53,833
		96,195

Hotels Restaurants & Leisure		4.50%
Jack in the Box Inc.	320	35,725
Sonic Corp.	1,645	43,609
Vail Resorts Inc.	418	67,427
Wingstop Inc.	1,530	45,273
		192,034

Internet & Direct Marketing Retail		1.39%
Duluth Holdings Inc. - Class B**	895	22,733
Nutrisystem Inc.	1,060	36,729
		59,462

Leisure Equipment & Products		0.73%
Callaway Golf Co.	2,825	30,962

Media		6.40%
IMAX Corp. (Canada)**	2,430	76,302
Lions Gate Entertainment Corp. - Class A	1,532	41,211
Lions Gate Entertainment Corp. - Class B**	1,527	37,472
Live Nation Entertainment Inc.**	2,385	63,441
National CineMedia Inc.	3,690	54,354
		272,780

Multiline Retail		0.77%
Big Lots Inc.	650	32,636

Specialty Retail		1.98%
Burlington Stores Inc.**	665	56,359
Party City Holdco Inc.**	1,975	28,045
		84,404

Total Consumer Discretionary
(Cost $661,530)		768,473

Consumer Staples		2.53%
Beverages		1.34%
MGP Ingredients Inc.	1,145	57,227

Food & Staples Retailing		1.19%
PriceSmart Inc.	607	50,685
	Shares	Market Value
Total Consumer Staples
(Cost $92,010)		$107,912

Energy		3.62%
Oil Gas & Consumable Fuels		3.62%
PDC Energy Inc.**	885	64,233
RSP Permian Inc.**	1,145	51,090
Synergy Resources Corp.**	4,366	38,901
		154,224

Total Energy
(Cost $124,088)		154,224

Financials		9.75%
Banks		5.18%
Bank of the Ozarks Inc.	1,373	72,206
Customers Bancorp Inc.**	1,875	67,163
Eagle Bancorp Inc.**	1,335	81,368
		220,737

Capital Markets		3.30%
Evercore Partners Inc. - Class A	1,456	100,027
MarketAxess Holdings Inc.	276	40,550
		140,577

Thrift & Mortgage Finance		1.27%
LendingTree Inc.**	535	54,222

Total Financials
(Cost $275,929)		415,536

Health Care		22.90%
Biotechnology		3.63%
Insmed Inc.**	2,789	36,899
Prothena Corp. PLC (Ireland)**	695	34,187
Sage Therapeutics Inc.**	638	32,576
Veracyte Inc.**	6,608	51,146
		154,808

Health Care Equipment & Supplies		8.56%
Endologix Inc.**	4,815	27,542
Glaukos Corp.**	2,875	98,612
K2M Group Holdings Inc.**	2,295	45,992
Nevro Corp.**	1,315	95,548
NxStage Medical Inc.**	1,935	50,716
Oxford Immunotec Global PLC (Great Britain)**	3,090	46,196
		364,606
	Shares	Market Value
Health Care Providers & Services		5.49%
Acadia Healthcare Co. Inc.**	1,332	$44,089
Amedisys Inc.**	1,425	60,748
HealthEquity Inc.**	1,740	70,505
LHC Group Inc.**	1,290	58,953
		234,295

Health Care Technology		2.71%
Medidata Solutions Inc.**	885	43,958
Veeva Systems Inc. - Class A**	1,755	71,428
		115,386

Life Sciences Tools & Services		1.17%
Albany Molecular Research Inc.**	2,655	49,808

Pharmaceuticals		1.34%
Intersect ENT Inc.**	3,015	36,481
Pacira Pharmaceuticals Inc.**	640	20,672
		57,153

Total Health Care
(Cost $895,137)		976,056

Industrials		7.68%
Commercial Services & Supplies		2.78%
Herman Miller Inc.	1,395	47,709
Ritchie Bros Auctioneers Inc. (Canada)	2,078	70,652
		118,361

Electrical Equipment		1.27%
Generac Holdings Inc.**	1,335	54,388

Professional Services		2.60%
Advisory Board Co./The**	2,371	78,836
Huron Consulting Group Inc.**	633	32,061
		110,897

Road & Rail		1.03%
Saia Inc.**	995	43,929

Total Industrials
(Cost $307,478)		327,575

Information Technology		25.92%
Communications Equipment		1.04%
Arista Networks Inc.**	457	44,224

Internet Software & Services		3.67%
Envestnet Inc.**	2,370	83,542
GoDaddy Inc. - Class A**	2,090	73,046
		156,588

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2016 (continued)

	Shares	Market Value
IT Services		0.57%
Square Inc.**	1,795	$24,466

Semiconductors & Semiconductor Equipment		8.21%
Inphi Corp.**	1,198	53,455
M/A-COM Technology Solutions Holdings Inc.**	1,550	71,734
Microsemi Corp.**	2,333	125,913
Monolithic Power Systems Inc.	1,205	98,725
		349,827

Software		12.43%
Cyber-Ark Software Ltd. (Israel)**	984	44,772
Fortinet Inc.**	1,485	44,728
Globant SA (Luxembourg)**	1,238	41,287
Guidewire Software Inc.**	732	36,110
Proofpoint Inc.**	696	49,173
RingCentral Inc. - Class A**	3,254	67,032
Take-Two Interactive Software Inc.**	2,181	107,502
Tyler Technologies Inc.**	435	62,105
Zendesk Inc.**	3,647	77,316
		530,025

Total Information Technology
(Cost $830,005)		1,105,130

Materials		2.60%
Chemicals		2.60%
Flotek Industries Inc.**	4,030	37,842
PolyOne Corp.	2,273	72,827
		110,669

Total Materials
(Cost $105,562)		110,669

Real Estate		1.86%
Equity Real Estate Investment Trusts (REITs)		1.86%
QTS Realty Trust Inc. - Class A	1,594	79,142

Total Real Estate
(Cost $59,710)		79,142

Telecommunication Services		1.92%
Diversified Telecommunication Services		1.92%
Cogent Communications Holdings Inc.	1,980	81,873
	Shares	Market Value
Total Telecommunication Services
(Cost $71,160)		$81,873

Total Common Stocks
(Cost $3,422,609)		4,126,590

MONEY MARKET MUTUAL FUNDS		3.36%
Goldman Sachs Financial Square – Government Fund (7 Day Yield 0.447%)	143,406	143,406

Total Money Market Mutual Funds
(Cost $143,406)		143,406

Total Investments
(Cost $3,566,015)	100.16%	4,269,996

Liabilities in Excess of Other Assets	(0.17%)	(7,288)

Net Assets	100.00%	$4,262,708

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND II AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		96.46%
Consumer Discretionary		18.15%
Diversified Consumer Services		2.27%
Bright Horizons Family Solutions Inc.**	5,000	$350,100
Grand Canyon Education Inc.**	7,600	444,220
		794,320

Hotels Restaurants & Leisure		4.56%
Jack in the Box Inc.	2,700	301,428
Sonic Corp.	13,500	357,885
Vail Resorts Inc.	3,500	564,585
Wingstop Inc.	12,400	366,916
		1,590,814

Internet & Direct Marketing Retail		1.39%
Duluth Holdings Inc. - Class B**	7,400	187,960
Nutrisystem Inc.	8,600	297,990
		485,950

Leisure Equipment & Products		0.73%
Callaway Golf Co.	23,200	254,272

Media		6.46%
IMAX Corp. (Canada)**	20,000	628,000
Lions Gate Entertainment Corp. - Class A	12,640	340,016
Lions Gate Entertainment Corp. - Class B**	12,757	313,057
Live Nation Entertainment Inc.**	19,713	524,366
National CineMedia Inc.	30,500	449,265
		2,254,704

Multiline Retail		0.76%
Big Lots Inc.	5,300	266,113

Specialty Retail		1.98%
Burlington Stores Inc.**	5,500	466,125
Party City Holdco Inc.**	15,800	224,360
		690,485

Total Consumer Discretionary (Cost $6,345,100)		6,336,658

Consumer Staples		2.52%
Beverages		1.35%
MGP Ingredients Inc.	9,400	469,812

Food & Staples Retailing		1.17%
PriceSmart Inc.	4,900	409,150

Total Consumer Staples (Cost $903,098)		878,962
	Shares	Market Value
Energy		3.64%
Oil Gas & Consumable Fuels		3.64%
PDC Energy Inc.**	7,300	$529,834
RSP Permian Inc.**	9,400	419,428
Synergy Resources Corp.**	36,100	321,651
		1,270,913

Total Energy (Cost $1,307,509)		1,270,913

Financials		9.78%
Banks		5.18%
Bank of the Ozarks Inc.	11,223	590,217
Customers Bancorp Inc.**	15,300	548,046
Eagle Bancorp Inc.**	11,000	670,450
		1,808,713

Capital Markets		3.33%
Evercore Partners Inc. - Class A	12,000	824,400
MarketAxess Holdings Inc.	2,300	337,916
		1,162,316

Thrifts & Mortgage Finance		1.27%
LendingTree Inc.**	4,400	445,940

Total Financials (Cost $3,323,990)		3,416,969

Health Care		22.33%
Biotechnology		3.45%
Insmed Inc.**	23,000	304,290
Prothena Corp. PLC (Ireland)**	5,600	275,464
Sage Therapeutics Inc.**	5,200	265,512
Veracyte Inc.**	46,682	361,319
		1,206,585

Health Care Equipment & Supplies		8.12%
Endologix Inc.**	39,800	227,656
Glaukos Corp.**	23,700	812,910
K2M Group Holdings Inc.**	19,200	384,768
Nevro Corp.**	10,800	784,728
NxStage Medical Inc.**	15,900	416,739
Oxford Immunotec Global PLC (Great Britain)**	13,961	208,717
		2,835,518

Health Care Providers & Services		5.53%
Acadia Healthcare Co. Inc.**	11,100	367,410
Amedisys Inc.**	11,700	498,771
HealthEquity Inc.**	14,300	579,436
LHC Group Inc.**	10,600	484,420
		1,930,037
	Shares	Market Value
Health Care Technology		2.70%
Medidata Solutions Inc.**	7,300	$362,591
Veeva Systems Inc.**	14,300	582,010
		944,601

Life Sciences Tools & Services		1.19%
Albany Molecular Research Inc.**	22,100	414,596

Pharmaceuticals		1.34%
Intersect ENT Inc.**	24,700	298,870
Pacira Pharmaceuticals Inc.	5,200	167,960
		466,830

Total Health Care (Cost $7,892,728)		7,798,167

Industrials		7.72%
Commercial Services & Supplies		2.78%
Herman Miller Inc.	11,500	393,300
Ritchie Bros Auctioneers Inc. (Canada)	17,000	578,000
		971,300

Electrical Equipment		1.27%
Generac Holdings Inc.**	10,900	444,066

Professional Services		2.64%
Advisory Board Co./The**	19,800	658,350
Huron Consulting Group Inc.**	5,200	263,380
		921,730

Road & Rail		1.03%
Saia Inc.**	8,100	357,615

Total Industrials (Cost $2,740,740)		2,694,711

Information Technology		25.92%
Communications Equipment		1.03%
Arista Networks Inc.**	3,700	358,049

Internet Software & Services		3.68%
Envestnet Inc.**	19,400	683,850
GoDaddy Inc. - Class A**	17,200	601,140
		1,284,990

IT Services		0.57%
Square Inc.**	14,600	198,998

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP GROWTH FUND II AS OF DECEMBER 31, 2016 (continued)

	Shares	Market Value
Semiconductors & Semi Equipment		8.20%
Inphi Corp.**	9,700	$432,814
M/A-Com Technology Solutions Holdings Inc.**	12,500	578,500
Microsemi Corp.**	19,300	1,041,621
Monolithic Power Systems Inc.	9,900	811,107
		2,864,042

Software		12.44%
Cyber-Ark Software Ltd. (Israel)**	8,000	364,000
Fortinet Inc.**	12,000	361,440
Globant SA (Luxembourg)**	10,200	340,170
Guidewire Software Inc.**	6,021	297,016
Proofpoint Inc.**	5,700	402,705
RingCentral Inc. - Class A**	26,900	554,140
Take-Two Interactive Software Inc.**	17,884	881,502
Tyler Technologies Inc.**	3,558	507,976
Zendesk Inc.**	30,000	636,000
		4,344,949

Total Information Technology (Cost $9,343,878)		9,051,028

Materials		2.59%
Chemicals		2.59%
Flotek Industries Inc.**	32,800	307,992
PolyOne Corp.	18,600	595,944
		903,936

Total Materials (Cost $942,261)		903,936

Real Estate		1.88%
Equity Real Estate Investment
Trusts (REITs)		1.88%
QTS Realty Trust Inc. - Class A	13,200	655,380

Total Real Estate (Cost $642,038)		655,380

Telecommunication Services		1.93%
Diversified Telecommunication Services		1.93%
Cogent Communications Holdings Inc.	16,300	674,005

Total Telecommunication Services (Cost $683,296)		674,005
	Shares	Market Value
Total Common Stocks (Cost $34,124,638)		$33,680,729

MONEY MARKET MUTUAL FUNDS		9.40%
Fidelity Institutional Money Market Government Portfolio – Class I (7 Day Yield 0.057%)	1,500,000	1,500,000
Goldman Sachs Financial Square – Government Fund (7 Day Yield 0.447%)	1,780,800	1,780,800

Total Money Market Mutual Funds (Cost $3,280,800)		3,280,800

SHORT TERM INVESTMENTS		4.85%
Bank of New York Cash Reserve (7 Day Yield 0.050%)	1,694,916	1,694,916

Total Short Term Investments (Cost $1,694,916)		1,694,916

Total Investments (Cost $39,100,354)	110.71%	38,656,445

Liabilities in Excess of Other Assets	(10.71%)	(3,739,683)

Net Assets	100.00%	$34,916,762

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		96.12%
Consumer Discretionary		15.92%
Automobiles		3.27%
Toyota Motor Corp. (Japan)	26,500	$1,559,503

Hotels Restaurants & Leisure		6.55%
McDonald’s Corp.	12,435	1,513,588
Whitbread PLC (United Kingdom)	34,748	1,617,014
		3,130,602

Leisure Equipment & Products		2.84%
Mattel Inc.	49,240	1,356,562

Specialty Retail		3.26%
Lowe’s Cos Inc.	21,900	1,557,528

Total Consumer Discretionary (Cost $6,875,529)		7,604,195

Consumer Staples		13.00%
Food & Staples Retailing		3.37%
Wal-Mart Stores Inc.	23,327	1,612,362

Food Products		3.33%
Nestle SA ADR (Switzerland)	22,145	1,588,682

Household Products		2.99%
Kimberly-Clark Corp.	12,514	1,428,098

Tobacco		3.31%
British American Tobacco PLC ADR (United Kingdom)	14,015	1,579,070

Total Consumer Staples (Cost $5,698,678)		6,208,212

Energy		6.16%
Oil Gas & Consumable Fuels		6.16%
Occidental Petroleum Corp.	20,121	1,433,219
Total SA ADR (France)	29,630	1,510,241
		2,943,460

Total Energy (Cost $2,433,811)		2,943,460

Financials		13.74%
Banks		3.85%
US Bancorp	35,806	1,839,354

Insurance		9.89%
Allianz SE (Germany)	9,700	1,603,082
Chubb Ltd. (Switzerland)	11,800	1,559,016
	Shares	Market Value
Power Financial Corp. (Canada)	62,500	$1,562,209
		4,724,307

Total Financials (Cost $5,907,622)		6,563,661

Health Care		12.96%
Biotechnology		3.17%
AbbVie Inc.	24,189	1,514,715

Pharmaceuticals		9.79%
Bayer AG (Germany)	15,500	1,617,413
Novartis AG ADR (Switzerland)	21,910	1,595,924
Roche Holding AG (Switzerland)	6,400	1,461,888
		4,675,225

Total Health Care (Cost $5,183,639)		6,189,940

Industrials		9.67%
Commercial Services & Supplies		3.32%
Brambles Ltd. (Australia)	177,400	1,587,457

Professional Services		3.12%
Adecco Group AG (Switzerland)	22,800	1,492,311

Road & Rail		3.23%
CSX Corp.	42,900	1,541,397

Total Industrials (Cost $4,110,200)		4,621,165

Information Technology		12.70%
IT Services		3.32%
Broadridge Financial Solutions Inc.	23,900	1,584,570

Semiconductors & Semi Equipment		3.39%
QUALCOMM Inc.	24,837	1,619,372

Software		2.57%
The Sage Group PLC (United Kingdom)	152,152	1,228,205

Technology Hardware
Storage & Peripherals		3.42%
Apple Inc.	14,100	1,633,062

Total Information Technology (Cost $5,289,745)		6,065,209
	Shares	Market Value
Materials		2.96%
Chemicals		2.96%
Koninklijke DSM N.V. (Netherlands)	23,559	$1,412,573

Total Materials (Cost $1,591,948)		1,412,573

Telecommunication Services		2.95%
Diversified Telecommunication Services		2.95%
BT Group PLC (United Kingdom)	311,500	1,408,503

Total Telecommunication Services (Cost $1,411,056)		1,408,503

Utilities		6.06%
Electric Utilities		2.94%
Edison International	19,511	1,404,597

Multi-Utilities		3.12%
Canadian Utilities Ltd. - Class A (Canada)	55,235	1,488,813

Total Utilities (Cost $2,814,709)		2,893,410

Total Common Stocks (Cost $41,316,937)		45,910,328

MONEY MARKET MUTUAL FUNDS		0.98%
Goldman Sachs Financial Square - Government Fund (7 Day Yield 0.447%)	466,110	466,110

Total Money Market Mutual Funds (Cost $466,110)		466,110

SHORT TERM INVESTMENTS		0.14%
Bank of New York Cash Reserve (7 Day Yield 0.050%)	67,711	67,711

Total Short Term Investments (Cost $67,711)		67,711

Total Investments (Cost $41,850,758)	97.24%	46,444,149

Other Assets in Excess of Liabilities	2.76%	1,318,651

Net Assets	100.00%	$47,762,800

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND AS OF DECEMBER 31, 2016 (continued)

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Westcore Global Large-Cap Dividend Fund Country Breakdown as of December 31, 2016

Country	Market Value	%
United States	$20,572,245	43.07%
Switzerland	7,697,821	16.11%
United Kingdom	5,832,792	12.21%
Germany	3,220,495	6.75%
Canada	3,051,022	6.39%
Australia	1,587,457	3.32%
Japan	1,559,503	3.27%
France	1,510,241	3.16%
Netherlands	1,412,573	2.96%
Total Investments	46,444,149	97.24%
Other Assets in Excess of Liabilities	1,318,651	2.76%
Net Assets	$47,762,800	100.00%

Please note the country breakdown is based on the company headquarters.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE LARGE-CAP DIVIDEND FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		109.08%
Consumer Discretionary		22.22%
Hotels Restaurants & Leisure		7.40%
McDonald’s Corp.	3,835	$466,796
Yum! Brands Inc.	7,371	466,806
		933,602

Leisure Equipment & Products		3.71%
Mattel Inc.	16,960	467,248

Multiline Retail		3.67%
Target Corp.	6,404	462,561

Specialty Retail		3.69%
Lowe’s Cos. Inc.	6,535	464,769

Textiles Apparel & Luxury Goods		3.75%
Ralph Lauren Corp.	5,239	473,186

Total Consumer Discretionary (Cost $2,823,752)		2,801,366

Consumer Staples		14.92%
Food & Staples Retailing		3.71%
Wal-Mart Stores Inc.	6,772	468,080

Food Products		7.50%
General Mills Inc.	7,588	468,711
Nestle SA ADR (Switzerland)	6,635	475,995
		944,706

Household Products		3.71%
Kimberly-Clark Corp.	4,100	467,892

Total Consumer Staples
(Cost $1,894,398)		1,880,678

Energy		3.69%
Oil Gas & Consumable Fuels		3.69%
Occidental Petroleum Corp.	6,524	464,705

Total Energy (Cost $472,045)		464,705

Financials		16.49%
Banks		3.68%
US Bancorp	9,023	463,511

Diversified Financial Services		9.08%
iShares Russell 1000® ETF	9,200	1,145,032

Insurance		3.73%
Chubb Ltd.	3,557	469,951
	Shares	Market Value
Total Financials (Cost $2,093,279)		$2,078,494

Health Care		14.81%
Biotechnology		7.39%
AbbVie Inc.	7,552	472,907
Gilead Sciences Inc.	6,402	458,447
		931,354

Health Care Providers & Services		3.68%
Cardinal Health Inc.	6,459	464,854

Pharmaceuticals		3.74%
Pfizer Inc.	14,510	471,285

Total Health Care (Cost $1,870,240)		1,867,493

Industrials		7.37%
Aerospace & Defense		3.72%
L-3 Communications Holdings Inc.	3,085	469,259

Road & Rail		3.65%
CSX Corp.	12,809	460,228

Total Industrials (Cost $943,216)		929,487

Information Technology		18.48%
IT Services		7.46%
Broadridge Financial Solutions Inc.	7,120	472,056
International Business Machines Corp.	2,824	468,756
		940,812

Semiconductors & Semi Equipment		7.32%
QUALCOMM Inc.	7,019	457,639
Xilinx Inc.	7,707	465,271
		922,910

Technology Hardware
Storage & Peripherals		3.70%
Apple Inc.	4,026	466,291

Total Information Technology (Cost $1,924,703)		2,330,013

Materials		3.68%
Chemicals		3.68%
Eastman Chemical Co.	6,171	464,121
	Shares	Market Value
Total Materials (Cost $470,292)		$464,121

Utilities		7.42%
Electric Utilities		3.75%
Edison International	6,561	472,326

Independent Power and Renewable
Electricity Producers		3.67%
AES Corp.	39,798	462,453

Total Utilities (Cost $938,359)		934,779

Total Common Stocks (Cost $13,430,284)		13,751,136

MONEY MARKET MUTUAL FUNDS		8.64%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.057%)	350,000	350,000
Goldman Sachs Financial Square - Government Fund (7 Day Yield 0.447%)	738,987	738,987

Total Money Market Mutual Funds (Cost $1,088,987)		1,088,987

Total Investments (Cost $14,519,271)	117.72%	14,840,123

Liabilities in Excess of Other Assets	(17.72%)	(2,233,530)

Net Assets	100.00%	$12,606,593

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

  |  2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		95.36%
Basic Materials		6.11%
Chemicals		1.85%
Compass Minerals International Inc.	9,595	$751,768
Eastman Chemical Co.	9,750	733,298
		1,485,066

Forestry & Paper		3.32%
International Paper Co.	22,045	1,169,708
WestRock Co.	29,550	1,500,252
		2,669,960

Specialty Chemicals		0.94%
The Mosaic Co.	25,700	753,781

Total Basic Materials (Cost $3,890,056)		4,908,807

Capital Goods		11.10%
Aerospace / Defense Suppliers		1.74%
CAE Inc. (Canada)	50,445	704,717
FLIR Systems Inc.	19,150	693,038
		1,397,755

Agricultural Products		3.22%
Ingredion Inc.	13,690	1,710,702
Tyson Foods Inc. - Class A	14,270	880,174
		2,590,876

Engineering & Construction		1.22%
EMCOR Group Inc.	13,875	981,795

Environmental / Pollution Control		1.01%
Republic Services Inc.	14,300	815,815

Farm Equipment		1.48%
AGCO Corp.	20,547	1,188,849

Industrial Products		1.53%
Parker Hannifin Corp.	8,775	1,228,500

Transportation Equipment & Parts		0.90%
Oshkosh Corp.	11,150	720,402

Total Capital Goods (Cost $6,396,279)		8,923,992

Consumer		14.11%
Beverages: Non-Alcoholic		1.58%
Dr. Pepper Snapple Group Inc.	14,033	1,272,372
	Shares	Market Value
Clothing & Accessories		2.46%
Foot Locker Inc.	17,300	$1,226,397
PVH Corp.	8,300	748,992
		1,975,389

Consumer Durables		1.80%
Whirlpool Corp.	7,940	1,443,254

General Merchandise		1.10%
Dollar General Corp.	11,900	881,433

Motor Vehicle Parts		1.76%
The Goodyear Tire & Rubber Co.	45,955	1,418,631

Publishing & Media		2.11%
Cinemark Holdings Inc.	17,620	675,903
Scripps Networks Interactive Inc. - Class A	14,271	1,018,521
		1,694,424

Restaurants		1.23%
Brinker International Inc.	20,000	990,600

Specialty Retail		2.07%
Dick’s Sporting Goods Inc.	11,950	634,545
Williams-Sonoma Inc.	21,336	1,032,449
		1,666,994

Total Consumer (Cost $9,802,168)		11,343,097

Energy		8.45%
Exploration & Production		4.11%
EQT Corp.	21,700	1,419,180
Noble Energy Inc.	49,600	1,887,776
		3,306,956

Oil Services		1.57%
Helmerich & Payne Inc.	16,250	1,257,750

Pipelines		1.53%
Targa Resources Corp.	21,900	1,227,933

Refining & Marketing		1.24%
Marathon Petroleum Corp.	19,800	996,930

Total Energy (Cost $5,596,558)		6,789,569
	Shares	Market Value
Interest Rate Sensitive		17.93%
Life & Health Insurance		2.92%
CNO Financial Group Inc.	53,351	$1,021,671
UNUM Group	30,245	1,328,663
		2,350,334

Other Banks		2.54%
BOK Financial Corp.	13,335	1,107,339
FNB Corp.	8,374	134,235
PacWest Bancorp	14,700	800,268
		2,041,842

Property Casualty Insurance		6.40%
American Financial Group Inc.	11,960	1,053,915
AmTrust Financial Services Inc.	66,036	1,808,066
Validus Holdings Ltd. (Bermuda)	24,595	1,352,971
WR Berkley Corp.	13,925	926,152
		5,141,104

Regional Banks		4.59%
Fifth Third Bancorp	43,100	1,162,407
KeyCorp	51,800	946,386
M&T Bank Corp.	5,080	794,664
Zions Bancorporation	18,275	786,556
		3,690,013

Securities & Asset Management		1.48%
NASDAQ Inc.	17,740	1,190,709

Total Interest Rate Sensitive (Cost $10,554,105)		14,414,002

Medical / Healthcare		6.73%
Healthcare Services		4.05%
AmerisourceBergen Corp.	18,055	1,411,721
Cardinal Health Inc.	13,335	959,720
Universal Health Services Inc. - Class B	8,311	884,124
		3,255,565

Pharmaceuticals		2.68%
Grifols SA ADR (Spain)	72,700	1,168,289
Perrigo Co. PLC (Ireland)	11,800	982,114
		2,150,403

Total Medical / Healthcare (Cost $4,612,952)		5,405,968

  |  p: 800.392.CORE (2673)  |  www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2016 (continued)

	Shares	Market Value
REITs		11.12%
Diversified And Specialty REITs		3.46%
CyrusOne Inc.	42,900	$1,918,917
Weyerhaeuser Co.	28,598	860,514
		2,779,431

Multi-Family		1.27%
Equity Residential	15,900	$1,023,324

Office		3.76%
Corporate Office Properties Trust	46,000	1,436,120
Gramercy Property Trust	173,100	1,589,058
		3,025,178

Retail		2.63%
Retail Properties of America
Inc. - Class A	71,600	1,097,628
Tanger Factory Outlet Centers Inc.	28,400	1,016,152
		2,113,780

Total REITs
(Cost $8,468,692)		8,941,713

Technology		9.39%
Cable/Satellite/TelcommSvc		1.49%
TELUS Corp. (Canada)	37,700	1,200,745

IT Services		3.12%
Amdocs Ltd. (Guernsey)	13,200	768,900
CSRA Inc.	54,700	1,741,648
		2,510,548

Semiconductor Cap Equipment		1.55%
Lam Research Corp.	11,800	1,247,614

Technology Resellers / Distributors		2.15%
Avnet Inc.	36,200	1,723,482

Telecomm Equipment & Solutions		1.08%
Juniper Networks Inc.	30,600	864,756

Total Technology
(Cost $6,568,061)		7,547,145

Utilities		10.42%
Independent Power		2.54%
Public Service Enterprise
Group Inc.	46,500	2,040,420

	Shares	Market Value
Integrated Gas & Electric		3.40%
OGE Energy Corp.	33,950	$1,135,627
Xcel Energy Inc.	39,165	1,594,016
		2,729,643

Regulated Electric		4.48%
Edison International	25,599	1,842,872
Great Plains Energy Inc.	64,315	1,759,015
		3,601,887
Total Utilities
(Cost $7,499,600)		8,371,950

Total Common Stocks
(Cost $63,388,471)		76,646,243

MONEY MARKET MUTUAL FUNDS		3.23%
Goldman Sachs Financial
Square -
Government Fund
(7 Day Yield 0.447%)	2,595,442	2,595,442

Total Money Market Mutual Funds
(Cost $2,595,442)		2,595,442

SHORT TERM INVESTMENTS		0.31%
Bank of New York
Cash Reserve
(7 Day Yield 0.050%)	252,317	252,317

Total Short Term Investments
(Cost $252,317)		252,317

Total Investments
(Cost $66,236,230)	98.90%	79,494,002

Other Assets in Excess of Liabilities	1.10%	881,519

Net Assets	100.00%	$80,375,521

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

 | 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND II AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		97.20%
Consumer Discretionary		12.76%
Auto Components		1.79%
Goodyear Tire & Rubber Co.	20,786	$641,664

Hotels Restaurants & Leisure		1.25%
Brinker International Inc.	9,080	449,732

Household Durables		1.83%
Whirlpool Corp.	3,600	654,372

Media		2.15%
Cinemark Holdings Inc.	8,000	306,880
Scripps Networks Interactive Inc. - Class A	6,480	462,477
		769,357

Multiline Retail		1.12%
Dollar General Corp.	5,400	399,978

Specialty Retail		3.67%
Dick’s Sporting Goods Inc.	5,420	287,802
Foot Locker Inc.	7,850	556,487
Williams-Sonoma Inc.	9,690	468,899
		1,313,188

Textiles, Apparel & Luxury Goods		0.95%
PVH Corp.	3,770	340,205

Total Consumer Discretionary
(Cost $4,513,868)		4,568,496

Consumer Staples		4.90%
Beverages		1.62%
Dr Pepper Snapple Group
Inc.	6,378	578,293

Food Products		3.28%
Ingredion Inc.	6,210	776,002
Tyson Foods Inc. - Class A	6,480	399,686
		1,175,688

Total Consumer Staples
(Cost $1,758,373)		1,753,981

Energy		8.61%
Energy Equipment & Services		1.59%
Helmerich & Payne Inc.	7,380	571,212

	Shares	Market Value
Oil Gas & Consumable Fuels		7.02%
EQT Corp.	9,850	$644,190
Marathon Petroleum Corp.	8,990	452,646
Noble Energy Inc.	22,520	857,111
Targa Resources Corp.	9,940	557,336
		2,511,283

Total Energy
(Cost $3,148,154)		3,082,495

Financials		18.28%
Banks		7.27%
BOK Financial Corp.	6,050	502,392
Fifth Third Bancorp	19,560	527,533
FNB Corp.	3,803	60,962
KeyCorp	23,510	429,528
M&T Bank Corp.	2,310	361,353
PacWest Bancorp	6,670	363,115
Zions Bancorporation	8,300	357,232
		2,602,115

Capital Markets		1.51%
The NASDAQ OMX Group Inc.	8,050	540,316

Insurance		9.50%
American Financial Group Inc.	5,430	478,492
AmTrust Financial Services Inc.	29,980	820,852
CNO Financial Group Inc.	24,220	463,813
Unum Group	13,730	603,159
Validus Holdings Ltd. (Bermuda)	11,160	613,912
WR Berkley Corp.	6,320	420,343
		3,400,571

Total Financials
(Cost $6,597,486)		6,543,002

Health Care		6.86%
Biotechnology		1.48%
Grifols SA (Spain)	33,000	530,310

Health Care Providers & Services		4.13%
AmerisourceBergen Corp.	8,200	641,158
Cardinal Health Inc.	6,050	435,418
Universal Health Services Inc. - Class B	3,770	401,053
		1,477,629

Pharmaceuticals		1.25%
Perrigo Co. PLC (Ireland)	5,360	446,113

Total Health Care
(Cost $2,466,186)		2,454,052

	Shares	Market Value
Industrials		7.15%
Aerospace & Defense		0.89%
CAE Inc.	22,900	$319,913

Commercial Services & Supplies		1.04%
Republic Services Inc.	6,490	370,255

Construction & Engineering		1.25%
EMCOR Group Inc.	6,300	445,788

Machinery		3.97%
AGCO Corp.	9,330	539,834
Oshkosh Corp.	5,060	326,926
Parker Hannifin Corp.	3,969	555,660
		1,422,420

Total Industrials
(Cost $2,535,535)		2,558,376

Information Technology		8.93%
Communications Equipment		1.10%
Juniper Networks Inc.	13,890	392,531

Electronic Equipment Instruments &
Components		3.07%
Avnet Inc.	16,430	782,232
FLIR Systems Inc.	8,690	314,491
		1,096,723

IT Services		3.18%
Amdocs Ltd. (Guernsey)	5,990	348,918
CSRA Inc.	24,830	790,587
		1,139,505

Semiconductors & Semi Equipment		1.58%
Lam Research Corp.	5,349	565,550

Total Information Technology
(Cost $3,010,816)		3,194,309

Materials		6.23%
Chemicals		1.89%
Eastman Chemical Co.	4,430	333,181
The Mosaic Co.	11,670	342,281
		675,462

Containers & Packaging		3.39%
International Paper Co.	10,010	531,130
WestRock Co.	13,410	680,826
		1,211,956

  | p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MID-CAP VALUE DIVIDEND FUND II AS OF DECEMBER 31, 2016 (continued)

	Shares	Market Value
Metals & Mining		0.95%
Compass Minerals
International Inc.	4,360	$341,606

Total Materials
(Cost $2,272,098)		2,229,024

Real Estate		11.34%
Equity Real Estate Investment Trust (REITs)		11.34%
Corporate Office Properties Trust	20,880	651,874
CyrusOne Inc.	19,470	870,893
Equity Residential	7,220	464,679
Gramercy Property Trust	78,580	721,365
Retail Properties of America Inc. - Class A	32,500	498,225
Tanger Factory Outlet
Centers Inc.	12,890	461,204
Weyerhaeuser Co.	12,980	390,568
		4,058,808

Total Real Estate
(Cost $3,985,389)		4,058,808

Telecommunication Services		1.52%
Diversified Telecommunication Services		1.52%
TELUS Corp. (Canada)	17,110	544,954

Total Telecommunication Services
(Cost $540,823)		544,954

Utilities		10.62%
Electric Utilities		8.03%
Edison International	11,620	836,524
Great Plains Energy Inc.	29,200	798,620
OGE Energy Corp.	15,410	515,464
Xcel Energy Inc.	17,780	723,646
		2,874,254

Multi-Utilities		2.59%
Public Service Enterprise Group Inc.	21,110	926,307

Total Utilities
(Cost $3,795,969)		3,800,561

Total Common Stocks
(Cost $34,624,697)		34,788,058

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		3.89%
Goldman Sachs Financial Square -Government Fund (7 Day Yield 0.447%)	1,392,229	$1,392,229

Total Money Market Mutual Funds
(Cost $1,392,229)		1,392,229

Total Investments
(Cost $36,016,926)	101.09%	36,180,287

Liabilities in Excess of Other Assets	(1.09%)	(388,834)

Net Assets	100.00%	$35,791,453

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

 | 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE SMID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		97.88%
Basic Materials		4.75%
Chemicals		2.25%
Compass Minerals International Inc.	49	$3,839
Eastman Chemical Co.	59	4,438
		8,277

Forestry & Paper		1.45%
WestRock Co.	105	5,331

Specialty Chemicals		1.05%
Minerals Technologies Inc.	50	3,862

Total Basic Materials
(Cost $17,858)		17,470

Capital Goods		12.14%
Aerospace / Defense Suppliers		0.86%
CAE Inc.	226	3,157

Agricultural Products		2.41%
Dean Foods Co.	406	8,843

Engineering & Construction		1.28%
Tetra Tech Inc.	109	4,703

Farm Equipment		1.51%
AGCO Corp.	96	5,554

Industrial Products		3.34%
Global Brass & Copper Holdings Inc.	108	3,704
Regal Beloit Corp.	66	4,571
The Timken Co.	101	4,010
		12,285

Transportation Equipment & Parts		2.74%
The Greenbrier Cos Inc.	157	6,523
Oshkosh Corp.	55	3,554
		10,077

Total Capital Goods
(Cost $44,872)		44,619

Consumer		12.71%
Clothing & Accessories		4.83%
Abercrombie & Fitch Co. - Class A	339	4,068
Caleres Inc.	138	4,529
The Cato Corp. - Class A	121	3,640
Foot Locker Inc.	78	5,529
		17,766
	Shares	Market Value
Consumer Durables		1.63%
Whirlpool Corp.	33	$5,999

General Merchandise		1.26%
Big Lots Inc.	92	4,619

Motor Vehicle Parts		1.63%
The Goodyear Tire & Rubber Co.	194	5,989

Publishing & Media		2.02%
AMC Entertainment Holdings Inc. - Class A	113	3,802
Sinclair Broadcast Group Inc. - Class A	108	3,602
		7,404

Restaurants		1.34%
Bloomin’ Brands Inc.	274	4,940

Total Consumer
(Cost $48,631)		46,717

Energy		6.43%
Exploration & Production		5.12%
Enerplus Corp. (Canada)	391	3,707
EQT Corp.	46	3,008
Noble Energy Inc.	179	6,813
SM Energy Co.	154	5,310
		18,838

Oil Services		1.31%
Helmerich & Payne Inc.	62	4,799

Total Energy
(Cost $24,421)		23,637

Interest Rate Sensitive		27.77%
Insurance / Real Estate Brokers		1.44%
Realogy Holdings Corp.	205	5,275

Life & Health Insurance		2.98%
CNO Financial Group Inc.	251	4,807
Unum Group	140	6,150
		10,957

Other Banks		6.89%
BOK Financial Corp.	68	5,647
Hancock Holding Co.	166	7,155
PacWest Bancorp	66	3,593
United Community Banks Inc.	157	4,650
Valley National Bancorp	368	4,283
		25,328
	Shares	Market Value
Property Casualty Insurance		5.93%
AmTrust Financial Services Inc.	278	$7,612
Radian Group Inc.	440	7,911
Validus Holdings Ltd. (Bermuda)	114	6,271
		21,794

Regional Banks		6.13%
Fifth Third Bancorp	237	6,392
First Horizon National Corp.	256	5,123
KeyCorp	368	6,723
Zions Bancorporation	100	4,304
		22,542

Securities & Asset Management		3.24%
Artisan Partners Asset Management Inc. - Class A	219	6,515
NASDAQ Inc.	80	5,370
		11,885

Thrifts		1.16%
IBERIABANK Corp.	51	4,271

Total Interest Rate Sensitive
(Cost $101,641)		102,052

Medical / Healthcare		5.92%
Healthcare Services		2.00%
Aceto Corp.	139	3,054
AmerisourceBergen Corp.	55	4,300
		7,354

Pharmaceuticals		3.92%
Grifols SA ADR (Spain)	285	4,580
Perrigo Co. PLC	35	2,913
Phibro Animal Health Corp. - Class A	236	6,915
		14,408

Total Medical / Healthcare
(Cost $21,723)		21,762

REITs		12.76%
Diversified & Specialty REITs		4.39%
CyrusOne Inc.	184	8,230
The GEO Group Inc.	220	7,905
		16,135

Multi-Family		1.00%
Equity Residential	57	3,668

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SMID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2016 (continued)

	Shares	Market Value
Office		3.72%
Corporate Office Properties Trust	225	$7,024
Gramercy Property Trust	725	6,656
		13,680

Retail		3.65%
CBL & Associates Properties Inc.	588	6,762
Retail Properties of America Inc. - Class A	227	3,480
Tanger Factory Outlet Centers Inc.	88	3,149
		13,391

Total REITs
(Cost $46,437)		46,874

Technology		8.61%
Computer Software		1.50%
NICE Systems Ltd. ADR (Israel)	80	5,501

Electronic Equipment		0.99%
MTS Systems Corp.	64	3,629

IT Services		2.04%
Amdocs Ltd. (Guernsey)	62	3,612
CSRA Inc.	122	3,884
		7,496

Semiconductor Cap Equipment		2.09%
Lam Research Corp.	35	3,700
MKS Instruments Inc.	67	3,980
		7,680

Technology Resellers & Distributors		1.99%
Avnet Inc.	154	7,332

Total Technology
(Cost $31,989)		31,638

Utilities		6.79%
Independent Power		1.93%
Public Service Enterprise Group Inc.	162	7,108

Integrated Gas & Electric		0.93%
OGE Energy Corp.	102	3,412

Regulated Electric		3.93%
Edison International	53	3,816
Great Plains Energy Inc.	201	5,497
Hawaiian Electric Industries Inc.	155	5,126
		14,439
	Shares	Market Value
Total Utilities
(Cost $25,092)		$24,959

Total Common Stocks
(Cost $362,664)		359,728

MONEY MARKET MUTUAL FUNDS		7.23%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.057%)	10,000	10,000
Goldman Sachs Financial Square - Government Fund (7 Day Yield 0.447%)	16,570	16,570

Total Money Market Mutual Funds
(Cost $26,570)		26,570

Total Investments
(Cost $389,234)	105.11%	386,298

Liabilities in Excess of Other Assets	(5.11%)	(18,764)

Net Assets	100.00%	$367,534

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		96.24%
Basic Materials		4.53%
Chemicals		1.49%
Compass Minerals International Inc.	41,100	$3,220,185

Non-Ferrous Metals		1.21%
Materion Corp.	66,350	2,627,460

Specialty Chemicals		1.83%
Minerals Technologies Inc.	51,439	3,973,663

Total Basic Materials
(Cost $7,405,112)		9,821,308

Capital Goods		16.63%
Aerospace / Defense Suppliers		1.72%
Cubic Corp.	77,907	3,735,641

Agricultural Products		3.73%
Dean Foods Co.	370,743	8,074,783

Electrical Equipment		1.63%
Watts Water Technologies Inc. - Class A	54,105	3,527,646

Engineering & Construction		3.29%
Chicago Bridge & Iron Co. N.V. (Netherlands)	93,700	2,974,975
Tetra Tech Inc.	96,350	4,157,502
		7,132,477

Industrial Products		4.45%
Global Brass & Copper Holdings Inc.	79,630	2,731,309
ITT Corp.	38,200	1,473,374
Regal Beloit Corp.	46,046	3,188,685
The Timken Co.	56,450	2,241,065
		9,634,433

Transportation Equipment & Parts		1.81%
The Greenbrier Cos Inc.	94,100	3,909,855

Total Capital Goods
(Cost $29,081,258)		36,014,835

Consumer		11.25%
Clothing & Accessories		3.79%
Abercrombie & Fitch Co. - Class A	203,535	2,442,420
Caleres Inc.	118,256	3,881,162
The Cato Corp. - Class A	17,900	538,432
The Childrens Place Inc.	13,451	1,357,878
		8,219,892
	Shares	Market Value
General Merchandise		1.54%
Big Lots Inc.	66,600	$3,343,986

Publishing & Media		3.59%
AMC Entertainment Holdings Inc. - Class A	111,755	3,760,556
Sinclair Broadcast Group Inc. - Class A	120,200	4,008,670
		7,769,226

Restaurants		2.33%
Bloomin’ Brands Inc.	178,600	3,220,158
Brinker International Inc.	36,700	1,817,751
		5,037,909

Total Consumer
(Cost $22,774,031)		24,371,013

Energy		2.83%
Alternative Energy		0.36%
Green Plains Inc.	27,794	774,063

Exploration & Production		2.47%
Enerplus Corp. (Canada)	234,400	2,222,112
SM Energy Co.	90,900	3,134,232
		5,356,344

Total Energy
(Cost $6,070,277)		6,130,407

Interest Rate Sensitive		29.93%
Insurance / Real Estate Brokers		1.45%
Realogy Holdings Corp.	122,100	3,141,633

Life & Health Insurance		1.85%
CNO Financial Group Inc.	210,000	4,021,500

Other Banks		13.11%
First Midwest Bancorp Inc.	102,378	2,582,997
FNB Corp.	189,315	3,034,720
Hancock Holding Co.	113,855	4,907,151
Umpqua Holdings Corp.	244,950	4,600,161
United Community Banks Inc.	142,215	4,212,408
Valley National Bancorp	286,100	3,330,204
Westamerica Bancorporation	37,725	2,374,034
Wintrust Financial Corp.	46,262	3,357,233
		28,398,908

Property Casualty Insurance		4.49%
AmTrust Financial Services Inc.	179,635	4,918,406
Radian Group Inc.	267,166	4,803,645
		9,722,051
	Shares	Market Value
Regional Banks		3.77%
First Horizon National Corp.	270,265	$5,408,002
Great Western Bancorp Inc.	63,110	2,750,965
		8,158,967

Securities & Asset Management		1.61%
Artisan Partners Asset Management Inc. – Class A	117,000	3,480,750

Thrifts		3.65%
IBERIABANK Corp.	37,795	3,165,331
Northwest Bancshares Inc.	143,025	2,578,741
Webster Financial Corp.	39,845	2,162,787
		7,906,859

Total Interest Rate Sensitive
(Cost $46,969,692)		64,830,668

Medical / Healthcare		4.61%
Healthcare Services		1.55%
Aceto Corp.	152,739	3,355,676

Medical Technology		1.43%
Bio-Techne Corp.	30,035	3,088,499

Pharmaceuticals		1.63%
Phibro Animal Health Corp. - Class A	120,924	3,543,073

Total Medical / Healthcare
(Cost $8,572,216)		9,987,248

REITs		10.80%
Diversified And Specialty REITs		4.70%
CyrusOne Inc.	122,305	5,470,703
The GEO Group Inc.	130,895	4,703,057
		10,173,760

Office		4.00%
Corporate Office Properties Trust	134,356	4,194,595
Gramercy Property Trust	488,157	4,481,281
		8,675,876

Retail		2.10%
CBL & Associates Properties Inc.	395,545	4,548,767

Total REITs
(Cost $19,536,506)		23,398,403

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2016 (continued)

	Shares	Market Value
Technology		9.60%
Computer Software		4.26%
Mentor Graphics Corp.	95,415	$3,519,859
National Instruments Corp.	75,216	2,318,157
NICE Systems Ltd. ADR (Israel)	49,255	3,386,774
		9,224,790

Electronic Equipment		1.18%
Belden Inc.	26,880	2,009,818
MTS Systems Corp.	9,619	545,397
		2,555,215

IT Services		1.10%
EVERTEC Inc. (Puerto Rico)	16,439	291,792
ManTech International Corp. - Class A	49,615	2,096,234
		2,388,026

Semiconductor Cap Equipment		1.11%
MKS Instruments Inc.	40,450	2,402,730

Telecommunication
Equipment & Solutions		1.95%
InterDigital Inc.	17,110	1,562,999
Plantronics Inc.	48,542	2,658,160
		4,221,159

Total Technology
(Cost $14,676,952)		20,791,920

Utilities		6.06%
Gas Utilities		0.96%
WGL Holdings Inc.	27,288	2,081,529

Regulated Electric		5.10%
ALLETE Inc.	63,200	4,056,808
Hawaiian Electric Industries Inc.	92,350	3,054,014
Portland General Electric Co.	90,800	3,934,364
		11,045,186

Total Utilities
(Cost $10,415,722)		13,126,715

Total Common Stocks
(Cost $165,501,766)		208,472,517

MONEY MARKET MUTUAL FUNDS		4.91%
Goldman Sachs Financial Square - Government Fund (7 Day Yield 0.447%)	10,626,507	10,626,507
	Shares	Market Value
Total Money Market Mutual Funds
(Cost $10,626,507)		$10,626,507

Total Investments
(Cost $176,128,273)	101.15%	219,099,024

Liabilities in Excess of Other Assets	(1.15%)	(2,483,409)

Net Assets	100.00%	$216,615,615

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		98.42%
Consumer Discretionary		13.81%
Auto Components		0.44%
Tower International Inc.	2,073	$58,770

Automobiles		0.58%
Winnebago Industries Inc.	2,430	76,909

Diversified Consumer Services		0.75%
American Public Education Inc.**	4,062	99,722

Hotels Restaurants & Leisure		3.79%
Denny’s Corp.**	9,536	122,347
ILG Inc.	5,536	100,589
Marcus Corp.	4,019	126,598
Red Robin Gourmet Burgers Inc.**	1,009	56,908
Ruth’s Hospitality Group Inc.	5,401	98,838
		505,280

Household Durables		3.00%
CSS Industries Inc.	2,025	54,817
Libbey Inc.	2,760	53,709
Lifetime Brands Inc.	5,056	89,744
NACCO Industries Inc. - Class A	1,464	132,565
ZAGG Inc.**	9,727	69,062
		399,897

Internet & Direct Marketing Retail		0.87%
1-800-Flowers.com Inc. - Class A**	10,784	115,389
Leisure Equipment & Products		0.52%

American Outdoor Brands Corp.**	3,278	69,100

Specialty Retail		2.22%
Big 5 Sporting Goods Corp.	6,880	119,368
Francesca’s Holdings Corp.**	2,859	51,548
Haverty Furniture Co Inc.	2,540	60,198
Zumiez Inc.**	2,940	64,239
		295,353

Textiles Apparel & Luxury Goods		1.64%
Culp Inc.	3,098	115,091
Unifi Inc.**	3,170	103,437
		218,528

Total Consumer Discretionary (Cost $1,166,063)		1,838,948
	Shares	Market Value
Consumer Staples		2.64%
Food & Staples Retailing		0.62%
Ingles Markets Inc. - Class A	1,718	$82,636

Food Products		0.73%
John B Sanfilippo & Son Inc.	1,377	96,927

Personal Products		1.29%
Medifast Inc.	2,255	93,876
Nutraceutical International Corp.	2,250	78,637
		172,513

Total Consumer Staples (Cost $211,917)		352,076

Energy		4.30%
Energy Equipment & Services		1.87%
Atwood Oceanics Inc.	6,323	83,021
Bristow Group Inc.	4,201	86,036
Unit Corp.**	2,986	80,234
		249,291

Oil Gas & Consumable Fuels		2.43%
Alon USA Energy Inc.	5,547	63,125
Evolution Petroleum Corp.	5,860	58,600
Panhandle Oil and Gas Inc. - Class A	2,259	53,199
Renewable Energy Group Inc.**	5,648	54,786
REX American Resources Corp.**	943	93,121
		322,831

Total Energy (Cost $338,247)		572,122

Financials		26.42%
Banks		15.05%
Bancorp Inc.**	15,255	119,904
Centerstate Banks Inc.	5,303	133,477
Central Pacific Financial Corp.	4,058	127,502
First Busey Corp.	4,761	146,544
First Financial Corp.	2,952	155,866
First Interstate BancSystem Inc. - Class A	2,776	118,119
Great Southern Bancorp Inc.	2,056	112,360
Independent Bank Corp.	6,950	150,815
Macatawa Bank Corp.	18,128	188,712
MainSource Financial Group Inc.	4,055	139,492
Mercantile Bank Corp.	2,474	93,270
OFG Bancorp (Puerto Rico)	11,076	145,096
	Shares	Market Value
Old Second Bancorp Inc.	4,207	$46,487
Park Sterling Corp.	11,792	127,236
TriState Capital Holdings Inc.**	6,312	139,495
Univest Corp. of Pennsylvania	1,917	59,235
		2,003,610

Capital Markets		1.57%
Diamond Hill Investment Group Inc.	587	123,493
INTL. FCStone Inc.**	1,137	45,026
Westwood Holdings Group Inc.	680	40,793
		209,312

Insurance		3.41%
EMC Insurance Group Inc.	2,323	69,713
HCI Group Inc.	1,316	51,956
National Western Life Insurance Co. - Class A	385	119,658
United Fire Group Inc.	1,503	73,902
Universal Insurance Holdings Inc.	4,865	138,166
		453,395

Mortgage Real Estate Investment Trust (REITs)		1.48%
Apollo Commercial Real Estate Finance Inc.	2,092	34,769
Arbor Realty Trust Inc.	13,610	101,531
Drive Shack Inc.	15,900	59,784
		196,084

Thrifts & Mortgage Finance		4.91%
BankFinancial Corp.	7,575	112,261
ESSA Bancorp Inc.	7,111	111,785
Flagstar Bancorp Inc.**	4,284	115,411
HomeStreet Inc.**	3,881	122,640
Waterstone Financial Inc.	6,907	127,089
Western New England Bancorp Inc.	6,912	64,627
		653,813

Total Financials (Cost $2,223,189)		3,516,214

Health Care		18.54%
Biotechnology		5.58%
BioSpecifics Technologies Corp.**	2,545	141,757
Cytokinetics Inc.**	7,868	95,596
Emergent Biosolutions Inc.**	2,694	88,471
Fortress Biotech Inc.**	25,106	67,786
Genomic Health Inc.**	1,526	44,849
MiMedx Group Inc.**	8,124	71,979

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2016 (continued)

	Shares	Market Value
Natera Inc.**	7,279	$85,237
Repligen Corp**	1,989	61,301
Xencor Inc.**	3,245	85,408
		742,384

Health Care Equipment & Supplies		5.02%
Anika Therapeutics Inc.**	2,297	112,461
Atrion Corp.	263	133,394
CryoLife Inc.**	7,228	138,416
Exactech Inc.**	4,153	113,377
Meridian Bioscience Inc.	3,126	55,330
OraSure Technologies Inc.**	13,219	116,063
		669,041

Health Care Providers & Services		4.88%
Aceto Corp.	2,459	54,024
Addus HomeCare Corp.**	2,587	90,674
Ensign Group Inc.	4,255	94,504
Healthways Inc.**	7,772	176,813
LHC Group Inc.**	2,466	112,696
RadNet Inc.**	9,990	64,436
Triple-S Management Corp. - Class B (Puerto Rico)**	2,709	56,076
		649,223

Health Care Technology		0.95%
Omnicell Inc.**	1,677	56,850
Quality Systems Inc.**	5,299	69,682
		126,532

Life Sciences Tools & Services		0.85%
Albany Molecular Research Inc.**	3,901	73,183
Enzo Biochem Inc.**	5,695	39,523
		112,706

Pharmaceuticals		1.26%
SciClone Pharmaceuticals Inc.**	9,963	107,600
Teligent Inc.**	9,201	60,819
		168,419

Total Health Care (Cost $1,649,240)		2,468,305

Industrials		10.47%
Aerospace & Defense		0.48%
National Presto Industries Inc.	605	64,372

Commercial Services & Supplies		2.78%
ACCO Brands Corp.**	9,610	125,410
McGrath RentCorp	3,340	130,895
SP Plus Corp.**	1,843	51,880
Viad Corp.	1,397	61,608
		369,793
	Shares	Market Value
Machinery		5.06%
Altra Industrial Motion Corp.	1,571	$57,970
American Railcar Industries Inc.	2,011	91,078
Blue Bird Corp.**	3,074	47,493
Douglas Dynamics Inc.	4,207	141,566
Greenbrier Cos Inc.	3,045	126,520
Harsco Corp.	15,325	208,420
		673,047

Professional Services		1.32%
GP Strategies Corp.**	1,380	39,468
ICF International Inc.**	2,462	135,902
		175,370

Trading Companies & Distributors		0.83%
H&E Equipment Services Inc.	4,759	110,647

Total Industrials (Cost $928,774)		1,393,229
Information Technology		14.13%
Communications Equipment		2.60%
ADTRAN Inc.	3,045	68,056
Bel Fuse Inc. - Class B	3,212	99,251
Extreme Networks Inc.**	10,680	53,720
Ituran Location and Control Ltd. (Israel)	4,735	125,478
		346,505

Electronic Equipment Instruments & Components		3.36%
Insight Enterprises Inc.**	2,770	112,019
Kimball Electronics Inc.**	6,578	119,719
Methode Electronics Inc.	2,874	118,840
Park Electrochemical Corp.	5,155	96,141
		446,719

Internet Software & Services		2.54%
IntraLinks Holdings Inc.**	8,654	117,002
LivePerson Inc.**	4,024	30,381
REIS Inc.	4,015	89,334
RetailMeNot Inc.**	10,846	100,868
		337,585

IT Services		3.21%
Datalink Corp.**	9,674	108,929
Hackett Group Inc.	3,370	59,514
ManTech International Corp. - Class A	2,547	107,611
Net 1 UEPS Technologies Inc. (South Africa)**	7,754	89,016
PRGX Global Inc.**	10,638	62,764
		427,834
	Shares	Market Value
Semiconductors & Semi Equipment		1.00%
IXYS Corp.	3,862	$45,958
Photronics Inc.**	7,763	87,722
		133,680

Software		1.42%
American Software Inc. - Class A	3,207	33,128
Monotype Imaging Holdings Inc.	2,867	56,910
The Rubicon Project Inc.**	5,714	42,398

VASCO Data Security International Inc.**	4,091	55,842
		188,278

Total Information Technology (Cost $1,429,042)		1,880,601

Materials		4.14%
Chemicals		1.24%
Core Molding Technologies Inc.**	2,544	43,528
Koppers Holdings Inc.**	3,003	121,021
		164,549

Construction Materials		0.66%
United States Lime & Minerals Inc.	1,152	87,264

Containers & Packaging		1.06%
AEP Industries Inc.	1,221	141,758

Metals & Mining		0.67%
Schnitzer Steel Industries Inc. - Class A	3,487	89,616

Paper & Forest Products		0.51%
P.H. Glatfelter Co.	2,855	68,206

Total Materials (Cost $357,440)		551,393
Real Estate		1.18%

Equity Real Estate Investment Trust (REITs)		1.18%
Ashford Hospitality Prime Inc.	3,401	46,424
CorEnergy Infrastructure Trust Inc.	1,267	44,193
Investors Real Estate Trust	9,363	66,758
		157,375

Total Real Estate (Cost $144,162)		157,375

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2016 (continued)

	Shares	Market Value
Telecommunication Services		1.30%
Diversified Telecommunication Services		0.70%
Inteliquent Inc.	4,073	$93,353

Wireless Telecommunication Services		0.60%
Spok Holdings Inc.	3,855	79,991

Total Telecommunication Services (Cost $64,918)		173,344

Utilities		1.49%
Multi-Utilities		0.39%
Unitil Corp.	1,147	52,005

Water Utilities		1.10%
SJW Group	2,608	145,996

Total Utilities (Cost $138,557)		198,001

Total Common Stocks (Cost $8,651,549)		13,101,608

RIGHTS AND WARRANTS		0.03%
Health Care		0.03%
Pharmaceuticals		0.03%
Valeant Pharmaceuticals International Inc.(1)

Total Health Care (Cost $0)		4,361

Total Rights and Warrants (Cost $0)		4,361

MONEY MARKET MUTUAL FUNDS		1.62%
Goldman Sachs Financial Square - Government Fund (7 Day Yield 0.447%)	216,203	216,203

Total Money Market Mutual Funds (Cost $216,203)		216,203

SHORT TERM INVESTMENTS		0.07%
Bank of New York Cash Reserve (7 Day Yield 0.050%)	9,194	9,194

Total Short Term Investments (Cost $9,194)		9,194

Total Investments (Cost $8,876,946)	100.14%	13,331,366
	Shares	Market Value
Liabilities in Excess of Other Assets	(0.14%)	$(19,895)

Net Assets	100.00%	$13,311,471

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub- classifications for reporting ease. Industries are shown as a percentage of net assets.

(1)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2016 these securities represented 0.03% of the Fund’s net assets.

**	Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		99.90%
Consumer Discretionary		21.52%
Diversified Consumer Services		4.12%
3P Learning Ltd. (Australia)**	1,578,792	$1,310,236
G8 Education Ltd. (Australia)	609,196	1,578,258
		2,888,494

Hotels Restaurants & Leisure		11.94%
Arcland Service Co. Ltd. (Japan)	86,944	2,136,498
Corporate Travel Management Ltd. (Australia)	172,866	2,285,397
Domino’s Pizza Group PLC (United Kingdom)	466,695	2,075,160
MTY Food Group Inc. (Canada)	49,839	1,876,781
		8,373,836

Internet & Direct Marketing Retail		2.98%
Webjet Ltd. (Australia)	272,909	2,087,615

Media		2.48%
CTS Eventim AG & Co. KGaA (Germany)	55,145	1,738,550

Total Consumer Discretionary (Cost $10,550,564)		15,088,495

Consumer Staples		3.01%
Food & Staples Retailing		3.01%
Tsuruha Holdings Inc. (Japan)	22,220	2,110,306

Total Consumer Staples (Cost $843,504)		2,110,306

Financials		12.16%
Capital Markets		7.15%
Azimut Holding S.p.A. (Italy)	131,050	2,187,884
CETIP SA - Mercados Organizados (Brazil)	120,316	1,648,722
VZ Holding AG (Switzerland)	3,923	1,176,939
		5,013,545

Consumer Finance		3.10%
Credit Corp. Group Ltd. (Australia)	168,159	2,177,054

Diversified Financial Services		1.19%
OzForex Group Ltd. (Australia)	686,494	832,286
	Shares	Market Value
Thrifts & Mortgage Finance		0.72%
Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	117,931	$503,234

Total Financials (Cost $5,318,277)		8,526,119

Health Care		12.96%
Health Care Equipment & Supplies		2.31%
Cellavision AB (Sweden)	171,286	1,616,863

Health Care Providers & Services		1.76%
Qualicorp SA (Brazil)	208,800	1,234,953

Health Care Technology		1.94%
EMIS Group PLC (United Kingdom)	114,674	1,363,073

Life Science Tools & Services		1.79%
Eurofins Scientific SE (Luxembourg)	2,950	1,257,654

Pharmaceuticals		5.16%
China Medical System Holdings Ltd. (China)	1,480,265	2,344,143
Sino Biopharmaceutical Ltd. (Hong Kong)	1,806,798	1,272,179
		3,616,322

Total Health Care (Cost $6,733,119)		9,088,865

Industrials		12.88%
Building Products		2.43%
Caesarstone Ltd. (Israel)**	59,500	1,704,675

Commercial Services & Supplies		2.88%
Boyd Group Income Fund (Canada)	31,639	2,016,186

Professional Services		4.45%
Nihon M&A Center Inc. (Japan)	70,579	1,962,625
Utilitywise PLC (United Kingdom)	470,757	1,157,421
		3,120,046

Trading Companies & Distributors		3.12%
Diploma PLC (United Kingdom)	170,745	2,186,329

Total Industrials (Cost $7,233,254)		9,027,236
	Shares	Market Value
Information Technology		34.30%
Electronic Equipment Instruments & Components		6.05%
Ingenico Group SA (France)	24,740	$1,975,850
PAX Global Technology Ltd. (Hong Kong)	3,417,492	2,265,253
		4,241,103

Internet Software & Services		10.04%
iomart Group PLC (United Kingdom)	261,934	984,563
Kakaku.com Inc. (Japan)	129,274	2,139,174
Rightmove PLC (United Kingdom)	44,699	2,150,048
SMS Co. Ltd. (Japan)	79,687	1,766,580
		7,040,365

IT Services		3.37%
CANCOM SE (Germany)	15,372	728,403
Econocom Group SA (Belgium)	111,223	1,632,081
		2,360,484

Software		14.84%
Constellation Software Inc. (Canada)	4,640	2,108,485
The Descartes Systems Group Inc. (Canada)**	93,000	1,983,086
Linx SA (Brazil)	375,750	2,003,030
Magic Software Enterprises Ltd. (Israel)	310,866	2,067,259
Sapiens International Corp. NV (Israel)	156,130	2,238,904
		10,400,764

Total Information Technology (Cost $20,232,385)		24,042,716

Real Estate		3.07%
Real Estate Management & Development		3.07%
Japan Property Management Center Co. Ltd. (Japan)	193,501	2,153,966

Total Real Estate (Cost $2,239,231)		2,153,966

Total Common Stocks (Cost $53,150,334)		70,037,703

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2016 (continued)

	Shares	Market Value
RIGHTS AND WARRANTS		0.03%
Consumer Discretionary		0.03%
Hotels Restaurants & Leisure		0.03%
Corporate Travel Management Ltd. (Australia), Strike Price 15.000, Expiration Date 01/17/2017	8,232	$20,436

Total Consumer Discretionary (Cost $0)		20,436

Total Rights and Warrants (Cost $0)		20,436

MONEY MARKET MUTUAL FUNDS		0.28%
Goldman Sachs Financial Square - Government Fund (7 Day Yield 0.447%)	193,620	193,620

Total Money Market Mutual Funds (Cost $193,620)		193,620

Total Investments (Cost $53,343,954)	100.21%	70,251,759

Liabilities in Excess of Other Assets	(0.21%)	(147,151)

Net Assets	100.00%	$70,104,608

Westcore International Small-Cap Fund Country Breakdown as of December 31, 2016

Country	Market Value	%
Japan	$12,269,149	17.50%
United Kingdom	10,419,828	14.86%
Australia	10,291,282	14.68%
Canada	7,984,538	11.39%
Israel	6,010,838	8.57%
Brazil	4,886,705	6.97%
Hong Kong	3,537,432	5.05%
Germany	2,466,953	3.52%
China	2,344,143	3.34%
Italy	2,187,884	3.12%
France	1,975,850	2.82%
Belgium	1,632,081	2.33%
Sweden	1,616,863	2.31%
Luxembourg	1,257,654	1.79%
Switzerland	1,176,939	1.68%
United States	193,620	0.28%
Total Investments	70,251,759	100.21%
Liabilities in Excess of Other Assets	(147,151)	(0.21%)
Net Assets	$70,104,608	100.00%
Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2016 (continued)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (a)

Contract Description	Contracted Amount	Purchase/Sale Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
AUD	10,533,348	Sale	3/23/2017	$7,655,067	$7,586,999	$68,068
CAD	3,127,659	Sale	3/23/2017	2,344,174	2,331,637	12,537
CHF	1,097,642	Purchase	3/23/2017	1,073,943	1,083,204	9,261
CLP	117,761,597	Purchase	3/23/2017	173,886	174,857	971
CZK	367,100	Purchase	3/23/2017	14,261	14,360	99
DKK	5,150,988	Purchase	3/23/2017	725,451	732,514	7,063
EUR	2,407,884	Purchase	3/23/2017	2,520,015	2,544,803	24,788
GBP	1,313,675	Sale	3/23/2017	1,636,181	1,622,184	13,997
HUF	6,377,594	Purchase	3/23/2017	21,344	21,752	408
IDR	5,402,795,222	Purchase	3/23/2017	396,252	396,463	211
ILS	2,016,841	Purchase	3/23/2017	521,247	524,738	3,491
INR	121,932,942	Purchase	3/23/2017	1,780,651	1,780,673	22
JPY	464,105,522	Purchase	3/23/2017	3,940,294	3,986,663	46,369
NOK	7,663,524	Purchase	3/23/2017	882,084	887,909	5,825
NZD	775,358	Purchase	3/23/2017	536,001	537,381	1,380
PHP	8,835,657	Purchase	3/23/2017	174,069	177,245	3,176
PLN	692,515	Purchase	3/23/2017	163,051	165,264	2,213
QAR	412,217	Purchase	3/23/2017	112,927	113,026	99
RUB	6,129,988	Purchase	3/23/2017	97,000	98,303	1,303
SEK	9,049,337	Purchase	3/23/2017	968,070	997,902	29,832
THB	21,514,166	Purchase	3/23/2017	600,396	600,560	164
ZAR	12,285,874	Purchase	3/23/2017	855,475	881,588	26,113
						$257,390

AED	441,751	Purchase	3/23/2017	$120,229	$120,226	$(3)
BRL	12,906,691	Sale	3/23/2017	3,714,516	3,880,869	(166,353)
COP	148,671,799	Purchase	3/23/2017	48,956	48,871	(85)
HKD	11,241,082	Sale	3/23/2017	1,447,535	1,450,036	(2,501)
KRW	3,143,469,444	Purchase	3/23/2017	2,648,168	2,602,918	(45,250)
MXN	9,787,639	Purchase	3/23/2017	473,098	467,242	(5,856)
MYR	2,179,424	Purchase	3/23/2017	484,666	484,586	(80)
SGD	1,266,407	Purchase	3/23/2017	875,007	874,159	(848)
TRY	573,377	Purchase	3/23/2017	160,079	159,855	(224)
TWD	85,301,116	Purchase	3/23/2017	2,669,035	2,656,190	(12,845)
						$(234,045)

(a)	As of December 31, 2016, BNY Mellon is the counter party for all forward foreign currency contracts.

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
COMMON STOCKS		1.03%
Consumer Non Cyclical		1.03%
Food & Beverage		1.03%
The WhiteWave Foods Co.**	14,000	$778,400

Total Consumer Non Cyclical (Cost $766,401)		778,400

Total Common Stocks (Cost $766,401)		778,400

PREFERRED STOCKS		1.68%
Financial Institutions		1.68%
Banking		1.68%
ING Group NV (Netherlands),
6.125%	29,000	725,290
Royal Bank of Scotland Group PLC (United Kingdom),
6.600%	21,800	546,090
		1,271,380

Total Financial Institutions (Cost $1,285,548)		1,271,380

Total Preferred Stocks (Cost $1,285,548)		1,271,380

EXCHANGE TRADED FUNDS		1.62%
SPDR® Barclays High Yield Bond ETF	17,000	619,650
iShares® iBoxx $ High Yield Corporate Bond ETF	7,000	605,850

Total Exchange Traded Funds (Cost $1,157,810)		1,225,500

	Principal Amount	Market Value
CORPORATE BONDS		87.66%
Financial Institutions		6.67%
Banking		0.97%
Emigrant Capital Trust II - 144A:
3.596%, 4/14/2034(1)(2)	$500,000	$306,875
Washington Mutual Bank:
5.550%, 6/16/2010**(3)	2,000,000	427,500
		734,375

Finance Companies		3.40%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Ireland):
4.625%, 7/1/2022	1,000,000	1,032,500
International Lease Finance Corp.:
5.875%, 8/15/2022	250,000	271,875
	Principal Amount	Market Value
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.750%, 6/15/2021(2)	$1,250,000	$1,262,500
		2,566,875

Real Estate Investment Trusts (REITs)		2.30%
CBL & Associates LP:
4.600%, 10/15/2024	750,000	703,304
Omega Healthcare Investors Inc.:
5.875%, 3/15/2024	1,000,000	1,031,620
		1,734,924

Total Financial Institutions (Cost $6,727,567)		5,036,174

Industrial		79.13%
Basic Industry		8.77%
CF Industries Inc.:
3.450%, 6/1/2023	500,000	452,000
5.375%, 3/15/2044	500,000	415,155
Compass Minerals International Inc. - 144A:
4.875%, 7/15/2024(2)	1,400,000	1,330,000
FMG Resources August 2006 Pty Ltd. - 144A (Australia):
9.750%, 3/1/2022(2)	750,000	873,802
Potlatch Corp.:
7.500%, 11/1/2019	1,500,000	1,651,875
Teck Resources Ltd. - 144A (Canada):
8.000%, 6/1/2021(2)	750,000	826,875
West Fraser Timber Co. Ltd. - 144A (Canada):
4.350%, 10/15/2024(2)	1,150,000	1,069,867
		6,619,574

Capital Goods		9.33%
Ball Corp.:
5.250%, 7/1/2025	700,000	734,125
CNH Industrial N.V. (United Kingdom):
4.500%, 8/15/2023	1,250,000	1,237,500
Huntington Ingalls Industries Inc. - 144A:
5.000%, 11/15/2025(2)	1,000,000	1,041,250
James Hardie International Finance Ltd. - 144A (Ireland):
5.875%, 2/15/2023(2)	950,000	988,000
Masco Corp.:
6.500%, 8/15/2032	1,376,000	1,503,197
United Rentals North:
4.625%, 7/15/2023	1,500,000	1,535,625
		7,039,697
	Principal Amount	Market Value
Communications		16.73%
AMC Networks Inc.:
4.750%, 12/15/2022	$975,000	$983,531
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A:
5.875%, 4/1/2024(2)	1,500,000	1,605,000
DISH DBS Corp.:
5.875%, 7/15/2022	1,250,000	1,318,750
Frontier Communications Corp.:
8.875%, 9/15/2020	1,750,000	1,870,313
Lamar Media Corp.:
5.000%, 5/1/2023	1,250,000	1,293,750
Lions Gate Entertainment Corp. - 144A:
5.875%, 11/1/2024(2)	1,000,000	1,020,000
Nexstar Escrow Corp. - 144A:
5.625%, 8/1/2024(2)	1,000,000	995,000
Sirius XM Radio Inc. - 144A:
4.625%, 5/15/2023(2)	1,000,000	993,750
T-Mobile USA Inc.:
6.542%, 4/28/2020	600,000	618,750
6.500%, 1/15/2024	650,000	698,750
Virgin Media / Secured Finance PLC (United Kingdom):
5.250%, 1/15/2021	1,160,000	1,228,150
		12,625,744

Consumer Cyclical		15.68%
Allison Transmission Inc. - 144A:
5.000%, 10/1/2024(2)	750,000	759,375
Cinemark USA Inc.:
4.875%, 6/1/2023	1,250,000	1,271,875
CoreCivic Inc.:
4.125%, 4/1/2020	750,000	751,875
DriveTime Automotive Group Inc. / DT Acceptance Corp. - 144A:
8.000%, 6/1/2021(2)	750,000	730,313
General Motors Co.:
4.875%, 10/2/2023	575,000	602,989
General Motors Financial Co. Inc:
4.250%, 5/15/2023	425,000	430,733
Goodyear Tire & Rubber Co.:
8.750%, 8/15/2020	1,644,000	1,968,690
Hanesbrands Inc. - 144A:
4.625%, 5/15/2024(2)	1,000,000	975,000
Meritor Inc.:
6.250%, 2/15/2024	1,250,000	1,231,250
Royal Caribbean Cruises Ltd. (Liberia):
5.250%, 11/15/2022	575,000	617,406
7.500%, 10/15/2027	1,050,000	1,244,250
Speedway Motorsports Inc.:
5.125%, 2/1/2023	1,250,000	1,253,125
		11,836,881

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2016 (continued)

	Principal Amount	Market Value
Consumer Non-Cyclical		4.96%
Constellation Brands Inc.:
6.000%, 5/1/2022	$925,000	$1,047,877
Quintiles IMS Inc. - 144A:
4.875%, 5/15/2023(2)	1,250,000	1,275,000
Tesco PLC - 144A (United Kingdom):
6.150%, 11/15/2037(2)	650,000	631,333
Vista Outdoor Inc.:
5.875%, 10/1/2023	750,000	788,910
Winn-Dixie Stores Inc.:
Series Escrow Units, 4/1/2008(3)(4)	2,150,000	0
		3,743,120

Energy - Independent		10.76%
Concho Resources Inc.:
5.500%, 4/1/2023	1,575,000	1,640,048
Diamondback Energy Inc. - 144A (Australia):
4.750%, 11/1/2024(2)	1,500,000	1,477,500
Kerr-McGee Corp.:
6.950%, 7/1/2024	250,000	295,067
Range Resources Corp.:
4.875%, 5/15/2025	2,100,000	2,044,874
Southwestern Energy Co.:
7.500%, 2/1/2018	1,115,000	1,165,175
Whiting Petroleum Corp.:
5.750%, 3/15/2021	1,500,000	1,501,260
		8,123,924

Energy - Midstream		6.14%
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.625%, 5/20/2024	1,500,000	1,541,250
Boardwalk Pipelines LP:
3.375%, 2/1/2023	1,250,000	1,190,410
MPLX LP:
4.875%, 6/1/2025	1,850,000	1,902,928
		4,634,588

Energy - Oil Field Services		0.66%
Gulfmark Offshore Inc.:
6.375%, 3/15/2022	1,000,000	500,000

Energy - Refining		2.07%
Tesoro Corp.:
5.375%, 10/1/2022	1,500,000	1,561,875

Technology		4.02%
Amkor Technology Inc.:
6.625%, 6/1/2021	1,250,000	1,289,063
Iron Mountain Inc.:
6.000%, 8/15/2023	1,150,000	1,227,625
Leidos Holdings Inc.:
4.450%, 12/1/2020	500,000	517,550
		3,034,238
	Principal Amount	Market Value
Transportation		0.01%
Continental Airlines Inc.:
Pass-Through Certificates, Series 1999-1B, Class B, 6.795%, 8/2/2018	$9,133	$9,396

Total Industrial (Cost $59,004,424)		59,729,037

Utility		1.86%
Electric		1.86%
Calpine Corp Escrow:
8.750%, 12/29/2049**(3)(4)	200,000	0
NRG Energy Inc.:
7.875%, 5/15/2021	1,340,000	1,403,650
		1,403,650

Total Utility (Cost $1,397,057)		1,403,650

Total Corporate Bonds (Cost $67,129,048)		66,168,861

MORTGAGE BACKED SECURITY		4.98%
Asset Backed Securities		1.71%
Asset Backed Securities Other		1.71%
InSite Issuer LLC - 144A:
Series 2016-1A, Class C, 6.414%, 11/15/2023(2)	250,000	251,005
VB-S1 Issuer LLC - 144A:
Series 2016-1A, Class F, 6.901%, 6/15/2021(2)	1,000,000	1,036,357
		1,287,362

Total Asset Backed Securities (Cost $1,269,206)		1,287,362

Commercial Mortgage-Backed Securities		2.12%
Commercial Mortgage-Backed Securities		2.12%
Tuckahoe Credit Lease Trust - 144A:
9.310%, 10/20/2025(2)(4)	1,456,474	1,603,359

Total Commercial Mortgage-Backed Securities (Cost $1,324,403)		1,603,359
	Principal Amount	Market Value
Residential Mortgage-Backed Securities		1.15%
Residential Mortgage-Backed Securities		1.15%
Citigroup Mortgage Loan Trust Inc.:
Series 2003-UST1, Class A1, 5.500%, 12/25/2018	$454,530	$456,264
Countrywide Asset-Backed Certificates - 144A:
Series 2005-SD2, Class M3, 5.500%, 8/25/2035(2)(5)	410,542	409,171
		865,435

Total Residential Mortgage-Backed Securities (Cost $865,506)		865,435

Total Mortgage Backed Security (Cost $3,459,115)		3,756,156

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		1.52%
Goldman Sachs Financial Square - Government Fund (7 Day Yield 0.447%)	1,144,022	$1,144,022

Total Money Market Mutual Funds (Cost $1,144,022)		1,144,022

Total Investments (Cost $74,941,944)	98.49%	74,344,319

Other Assets in Excess of Liabilities	1.51%	1,141,311

Net Assets	100.00%	$75,485,630

**	Non-income producing security.

See Notes to Financial Statements.

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2016 (continued)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2)
This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets
Allison Transmission Inc. - 144A	5.00%	10/1/24	9/14/2016 - 11/29/2106	$754,957	$759,375	1.01	%^
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.88%	4/1/24	6/10/2016 - 8/05/2016	1,580,032	1,605,000	2.13	%^
Countrywide Asset-Backed Certificates - 144A	5.50%	8/25/35	9/23/16	409,778	409,171	0.54%
Compass Minerals International Inc. - 144A	4.88%	7/15/24	10/23/14	1,387,770	1,330,000	1.76	%^
Diamondback Energy, Inc. - 144A	4.75%	11/1/24	10/20/16	1,500,000	1,477,500	1.96	%^
DriveTime Automotive Group Inc. / DT Acceptance Corp. - 144A	8.00%	6/1/21	03/10/2016 - 05/26/2016	676,242	730,313	0.97	%^
Emigrant Capital Trust II - 144A	3.60%	4/14/34	8/11/04	498,275	306,875	0.41%
FMG Resources August 2006 Pty Ltd. - 144A	9.75%	3/1/22	12/21/16	871,597	873,802	1.16	%^
Hanesbrands Inc. - 144A	4.63%	5/15/24	5/3/16	1,000,000	975,000	1.29	%^
Huntington Ingalls Industries Inc. - 144A	5.00%	11/15/25	11/2/2015 - 10/7/2016	1,029,944	1,041,250	1.38	%^
InSite Issuer LLC - 144	6.41%	11/15/23	10/25/2016 - 10/28/2016	250,655	251,005	0.33%
James Hardie International Finance Ltd. - 144A	5.88%	2/15/23	10/06/2015 - 7/19/2016	959,044	988,000	1.31	%^
Lions Gate Entertainment Corp. - 144A	5.88%	11/1/24	10/13/16	1,003,069	1,020,000	1.35	%^
Nexstar Escrow Corp. - 144A	5.63%	8/1/24	07/13/2016 - 07/14/2016	1,009,264	995,000	1.32	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.75%	6/15/21	11/5/2014 - 11/12/2014	1,237,960	1,262,500	1.67	%^
Quintiles IMS, Inc. - 144A	4.88%	5/15/23	10/20/2016 - 12/20/2016	1,278,887	1,275,000	1.69	%^
Sirius XM Radio Inc. - 144A	4.63%	5/15/23	09/15/2016 - 11/29/2016	1,000,189	993,750	1.32	%^
Teck Resources Ltd. - 144A	8.00%	6/1/21	12/11/2009- 06/01/2016	753,954	826,875	1.10	%^
Tesco PLC - 144A	6.15%	11/15/37	10/7/2014 - 05/03/2016	662,804	631,333	0.84	%^
Tuckahoe Credit Lease Trust - 144A	9.31%	10/20/25	12/11/09	1,324,403	1,603,359	2.12%
VB-S1 Issuer LLC - 144A	6.90%	6/15/21	06/08/2016 - 10/26/2016	1,018,551	1,036,357	1.37%
West Fraser Timber Co. Ltd. - 144A	4.35%	10/15/24	06/14/2016 - 12/02/2016	1,082,797	1,069,867	1.42%
				$21,290,172	$21,461,332	28.45%

^
144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 22.26% of the Fund’s net assets as of December 31, 2016.

(3)
Income is not being accrued on this security due to the issuer’s default or expected default on interest payments. Security deemed to be illiquid under procedures approved by the Fund’s Board of Trustees.

(4)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2016 these securities represented 2.12% of the Fund’s net assets.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2016.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2016

	Shares	Market Value
PREFERRED STOCK		0.73%
Financial Institutions		0.73%
Banking		0.73%
First Tennessee Bank - 144A 3.750%(1)(2)	1,500	$1,027,500
ING Group NV (Netherlands), 6.125%	161,818	4,047,068
Royal Bank of Scotland Group PLC
(United Kingdom), 6.600%	146,000	3,657,300
		8,731,868

Total Financial Institutions (Cost $9,289,428)		8,731,868

Total Preferred Stock (Cost $9,289,428)		8,731,868

	Principal Amount	Market Value
CORPORATE BONDS		40.79%
Financial Institutions		15.42%
Banking		7.10%
American Express Credit Corp.:
1.125%, 6/5/2017	$12,400,000	$12,398,624
Bank of America Corp.:
5.000%, 5/13/2021	5,950,000	6,480,692
BB&T Corp.:
6.850%, 4/30/2019	4,150,000	4,599,221
Emigrant Capital Trust II - 144A:
3.596%, 4/14/2034(1)(2)	850,000	521,687
First Tennessee Bank NA:
2.950%, 12/1/2019	10,975,000	11,004,347
JPMorgan Chase & Co.:
4.400%, 7/22/2020	13,300,000	14,124,454
PNC Funding Corp.:
4.375%, 8/11/2020	6,300,000	6,707,200
RBC USA Holdco Corp.:
5.250%, 9/15/2020	1,900,000	2,091,604
UBS AG/Stamford CT:
Series GMTN, 2.375%, 8/14/2019	12,075,000	12,132,646
Wells Fargo & Co.:
3.000%, 10/23/2026	6,550,000	6,235,404
Wells Fargo Capital II:
1.387%, 1/30/2027(1)	8,961,000	8,042,498
		84,338,377

Brokerage/Asset Managers/
Exchanges		0.47%
FMR Corp. - 144A:
7.490%, 6/15/2019(2)	5,000,000	5,590,590

	Principal Amount	Market Value
Finance Companies		2.47%
General Electric Co.:
Series D, 5.000%, Perpetual Maturity(1)	$14,596,000	$15,164,514
International Lease Finance Corp.:
5.875%, 8/15/2022	6,200,000	6,742,500
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.750%, 6/15/2021(2)	7,325,000	7,398,250
		29,305,264

Insurance		2.08%
Massachusetts Mutual Life Insurance Co. - 144A:
8.875%, 6/1/2039(2)	4,700,000	7,057,614
Northwestern Mutual Life Insurance Co. - 144A:
6.063%, 3/30/2040(2)	6,025,000	7,421,697
PartnerRe Finance B LLC:
5.500%, 6/1/2020	3,200,000	3,473,587
Validus Holdings Ltd. (Bermuda):
8.875%, 1/26/2040	5,175,000	6,799,314
		24,752,212

Real Estate Investment Trust (REITs)		3.30%
Omega Healthcare Investors Inc.:
5.875%, 3/15/2024	10,450,000	10,780,429
Ventas Realty LP / Ventas Capital Corp.:
4.750%, 6/1/2021	10,500,000	11,291,123
Washington REIT:
4.950%, 10/1/2020	13,825,000	14,532,066
3.950%, 10/15/2022	2,025,000	2,020,109
Weingarten Realty Investors:
6.640%, 7/15/2026	545,000	620,179
		39,243,906

Total Financial Institutions (Cost $180,058,301)		183,230,349

Industrial		21.41%
Basic Industry		2.54%
CF Industries Inc. - 144A:
4.500%, 12/1/2026(2)	4,325,000	4,253,274
FMG Resources August 2006 Pty Ltd. - 144A (Australia):
9.750%, 3/1/2022(2)	4,670,000	5,440,877
Potlatch Corp.:
7.500%, 11/1/2019	9,571,000	10,540,064
West Fraser Timber Co. Ltd. - 144A (Canada):
4.350%, 10/15/2024(2)	10,675,000	9,931,155
		30,165,370

Capital Goods		2.20%
Airbus Group Finance BV - 144A (Netherlands):
2.700%, 4/17/2023(2)	5,000,000	4,939,190

	Principal Amount	Market Value
CNH Industrial NV (United Kingdom):
4.500%, 8/15/2023	$3,275,000	$3,242,250
Hexcel Corp.:
4.700%, 8/15/2025	3,781,000	3,879,053
Masco Corp.:
4.450%, 4/1/2025	3,875,000	3,952,500
United Rentals North America Inc.:
7.625%, 4/15/2022	3,000,000	3,172,500
4.625%, 7/15/2023	6,850,000	7,012,687
		26,198,180

Communications		4.64%
America Movil SAB de CV (Mexico):
5.000%, 10/16/2019	6,975,000	7,481,280
American Tower Corp.:
5.900%, 11/1/2021	3,575,000	4,003,657
AT&T Inc.:
4.450%, 4/1/2024	2,150,000	2,242,143
Series WI, 5.350%, 9/1/2040	344,000	353,887
4.550%, 3/9/2049	3,577,000	3,254,043
Cox Communications Inc. - 144A:
9.375%, 1/15/2019(2)	2,500,000	2,824,682
Frontier Communications Corp.:
8.875%, 9/15/2020	6,425,000	6,866,719
Lions Gate Entertainment Corp. - 144A:
5.875%, 11/1/2024(2)	4,700,000	4,794,000
Nexstar Escrow Corp. - 144A:
5.625%, 8/1/2024(2)	6,750,000	6,716,250
Time Warner Inc.:
9.150%, 2/1/2023	2,410,000	3,091,240
Verizon Communications Inc.:
5.150%, 9/15/2023	12,200,000	13,495,250
		55,123,151

Consumer Cyclical		2.70%
Amazon.com Inc.:
3.800%, 12/5/2024	7,425,000	7,805,895
DriveTime Automotive Group Inc. / DT Acceptance Corp. - 144A:
8.000%, 6/1/2021(2)	7,720,000	7,517,350
General Motors Co.:
4.875%, 10/2/2023	4,200,000	4,404,444
General Motors Financial Co. Inc:
4.250%, 5/15/2023	3,200,000	3,243,168
Royal Caribbean Cruises Ltd.:
5.250%, 11/15/2022	4,200,000	4,509,750
7.500%, 10/15/2027	3,850,000	4,562,250
		32,042,857

Consumer Non-Cyclical		4.25%
Anheuser-Busch InBev Finance Inc.:
3.650%, 2/1/2026	12,300,000	12,491,043

 | 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2016 (continued)

	Principal Amount	Market Value
Fomento Economico Mexicano SAB de CV (Mexico):
2.875%, 5/10/2023	$6,700,000	$6,397,850
Kraft Heinz Foods Co. - 144A:
4.875%, 2/15/2025(2)	3,025,000	3,263,933
Mead Johnson Nutrition Co.:
4.125%, 11/15/2025	12,100,000	12,376,933
Tesco PLC - 144A (United Kingdom):
6.150%, 11/15/2037(2)	11,425,000	11,096,885
WhiteWave Foods Co.:
5.375%, 10/1/2022	4,400,000	4,834,500
		50,461,144

Energy - Independent		2.70%
Anadarko Finance Co.:
Series B, 7.500%, 5/1/2031	5,050,000	6,433,604
Apache Corp.:
3.250%, 4/15/2022	6,075,000	6,171,459
Burlington Resources Inc.:
6.875%, 2/15/2026	1,000,000	1,162,787
Concho Resources Inc.:
5.500%, 4/1/2023	7,050,000	7,341,165
Devon Energy Corp.:
3.250%, 5/15/2022	4,750,000	4,720,692
Range Resources Corp.:
4.875%, 5/15/2025	6,400,000	6,232,000
		32,061,707

Energy - Midstream		1.51%
AmeriGas Finance LLC / AmeriGas Finance Corp.:
7.000%, 5/20/2022	1,345,000	1,418,134
Boardwalk Pipelines LP:
3.375%, 2/1/2023	3,925,000	3,737,887
MPLX LP:
4.875%, 6/1/2025	6,700,000	6,891,687
Tennessee Gas Pipeline Co.:
8.375%, 6/15/2032	4,775,000	5,957,892
		18,005,600

Transportation		0.87%
American Airlines 2013-2 Class A Pass Through Trust:
4.950%, 1/15/2023	8,290,807	8,850,437
CSX Transportation Inc.:
9.750%, 6/15/2020	1,250,000	1,539,064
		10,389,501

Total Industrial (Cost $251,763,186)		254,447,510
	Principal Amount	Market Value
Utility		3.96%
Electric		3.96%
Consumers Energy Co.:
Series B, 6.875%, 3/1/2018	$1,564,000	$1,649,584
Duke Energy Carolinas LLC:
Series C, 7.000%, 11/15/2018	4,285,000	4,688,613
3.900%, 6/15/2021	4,275,000	4,536,527
Nevada Power Co.:
Series R, 6.750%, 7/1/2037	2,850,000	3,745,607
Oncor Electric Delivery Co. LLC:
4.100%, 6/1/2022	4,730,000	5,052,378
7.000%, 9/1/2022	5,800,000	7,080,524
Pacific Gas & Electric Co.:
5.625%, 11/30/2017	14,225,000	14,755,080
San Diego Gas & Electric Co.:
6.000%, 6/1/2026	3,550,000	4,315,660
Tenaska Alabama II Partners LP - 144A:
6.125%, 3/30/2023(2)	154,664	161,992
Tenaska Virginia Partners LP - 144A:
6.119%, 3/30/2024(2)	144,817	155,308
WPD Holdings Inc - 144A (United Kingdom):
7.250%, 12/15/2017(2)	875,000	908,152
		47,049,425

Total Utility (Cost $43,810,093)		47,049,425

Total Corporate Bonds (Cost $475,631,580)		484,727,284

MUNICIPAL BONDS		9.52%
California		3.38%
City of San Francisco CA Public Utilities Commission Water Revenue,
6.000%, 11/1/2040	11,750,000	14,235,125
San Diego County Regional Airport Authority:
6.628%, 7/1/2040	8,430,000	9,508,197
5.594%, 7/1/2043	9,135,000	10,016,984
University of California, 6.270%, 5/15/2031	5,875,000	6,415,383
		40,175,689

District Of Columbia		1.01%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
7.462%, 10/1/2046	8,600,000	12,059,866
	Principal Amount	Market Value
Texas		2.42%
Dallas Independent School District,
6.450%, 2/15/2035	$8,700,000	$9,946,449
North Texas Tollway Authority:
Series HIGHWAY REVENUE TOLLS, 8.910%, 2/1/2030	8,350,000	9,766,828
8.410%, 2/1/2030	4,350,000	5,662,264
The University of Texas System,
6.276%, 8/15/2041	3,026,000	3,341,370
		28,716,911

Washington		2.71%
Port of Seattle WA, 7.000%, 5/1/2036	10,520,000	11,632,700
State of Washington,
Series AD VALOREM PROPERTY TAX, 5.481%, 8/1/2039	8,400,000	10,370,556
Washington State Convention Center Public
Facilities District, Series HOTEL OCCUPANCY TAX, 6.790%, 7/1/2040	8,125,000	10,204,675
		32,207,931

Total Municipal Bonds (Cost $114,378,934)		113,160,397

ASSET-BACKED SECURITIES, COMMERCIAL MORTGAGE-BACKED SECURITIES PASSTHROUGH & RESIDENTIAL MORTGAGE-BACKED SECURITIES		39.66%
Asset Backed Securities		3.91%
Drive Auto Receivables Trust 2016-B - 144A:
05/18/2016, Series 2016-BA, Class B, 2.560%, 6/15/2020(2)	4,200,000	4,225,540
InSite Issuer LLC - 144A:
Series 2016-1A, Class C, 6.414%, 11/15/2023(2)	2,250,000	2,259,046
VB-S1 Issuer LLC - 144A:
06/08/2016 - 06/10/2016, Series 2016-1A, Class F, 6.901%, 6/15/2046(2)	7,500,000	7,772,676
		14,257,262

NextGear Floorplan Master Owner Trust - 144A:
10/23/2015, Series 2015-2A, Class A, 2.380%, 10/15/2020(2)	7,905,000	7,942,122

 | p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2016 (continued)

	Principal Amount	Market Value
Santander Drive Auto Receivables Trust:
Series 2016-2, Class B, 2.080%, 2/16/2021	$10,450,000	$10,460,176
		18,402,298

Chase Issuance Trust:
Series 2015-A2, Class A2, 1.590%, 2/18/2020	12,225,000	12,261,171
Centerpoint Energy Transition Bond Co. III LLC:
Series 2008-A, Class A1, 4.192%, 2/1/2020	3,811	3,820
Marriott Vacation Club Owner Trust - 144A:
11/05/2010, Series 2010-1A, Class A, 3.540%, 10/20/2032(2)	1,494,638	1,510,336

Total Asset Backed Securities (Cost $46,093,386)		46,434,887

Commercial Mortgage-Backed Securities		2.58%
Crown Castle Towers LLC - 144A:
6.113%, 1/15/2020(2)	8,975,000	9,731,493
4.883%, 8/15/2020(2)	5,900,000	6,288,130
GTP Acquisition Partners I LLC - 144A:
3.482%, 6/16/2025(2)	10,800,000	10,505,052
Tuckahoe Credit Lease Trust - 144A:
9.310%, 10/20/2025(2)(3)	3,722,100	4,097,474
		30,622,149

Total Commercial Mortgage-Backed Securities (Cost $29,081,695)		30,622,149

Mortgage-Backed Securities
Passthrough		30.69%
Fannie Mae Pool:
Pool #AC8938, 4.500%, 1/1/2025	4,055,820	4,257,887
Pool #AD4268, 4.500%, 3/1/2025	2,641,824	2,806,876
Pool #AS6548, Series 2016, 2.500%, 1/1/2031	10,757,973	10,795,395
Pool #BC1187, Series 2016, 2.500%, 6/1/2031	3,302,053	3,309,624
Pool #BC1873, Series 2016, 2.500%, 6/1/2031	4,363,141	4,375,746
Pool #BC6086, Series 2016, 2.500%, 6/1/2031	6,197,120	6,213,209

	Principal Amount	Market Value
Pool #AB4853, 3.000%, 4/1/2032	$13,603,690	$13,875,569
Pool #725705, 5.000%, 8/1/2034	264,353	289,521
Pool #735288, 5.000%, 3/1/2035	1,409,483	1,541,639
Pool #255706, 5.500%, 5/1/2035	1,453,576	1,615,932
Pool #MA2354, Series 2015, 3.500%, 8/1/2035	14,072,925	14,641,853
Pool #735897, 5.500%, 10/1/2035	1,065,960	1,188,829
Pool #850582, 5.500%, 1/1/2036	371,522	413,311
Pool #745275, 5.000%, 2/1/2036	1,453,788	1,588,068
Pool #845471, 5.000%, 5/1/2036	137,465	144,548
Pool #888016, 5.500%, 5/1/2036	1,816,022	2,022,407
Pool #190377, 5.000%, 11/1/2036	1,374,836	1,501,870
Pool #256526, 6.000%, 12/1/2036	1,033,581	1,102,066
Pool #888405, 5.000%, 12/1/2036	280,559	306,589
Pool #907772, 6.000%, 12/1/2036	284,915	307,162
Pool #910881, 5.000%, 2/1/2037	1,247,180	1,333,499
Pool #889108, 6.000%, 2/1/2038	1,073,241	1,216,180
Pool #889579, 6.000%, 5/1/2038	1,690,092	1,915,759
Pool #995373, Series 2009, 4.500%, 2/1/2039	8,605,269	9,283,527
Pool #995838, 5.500%, 5/1/2039	1,369,171	1,527,386
Pool #AE0395, 4.500%, 10/1/2040	6,394,559	6,894,986
Pool #AE0949, 4.000%, 2/1/2041	4,079,767	4,308,306
Pool #AS7367, Series 2016, 3.000%, 6/1/2041	12,324,266	12,310,810
Pool #AS7732, Series 2016, 3.000%, 8/1/2041	12,481,104	12,471,331
Pool #AL3287, Series 2013, 4.500%, 9/1/2041	4,289,090	4,633,520
Pool #AS7887, Series 2016, 3.000%, 9/1/2041	12,445,216	12,436,756

	Principal Amount	Market Value
Pool #AL0933, Series 2011, 5.000%, 10/1/2041	$1,713,497	$1,875,397
Pool #AL5315, Series 2014, 4.000%, 6/1/2042	3,056,249	3,229,874
Pool #AU1628, Series 2013-, 3.000%, 7/1/2043	3,647,933	3,645,454
Pool #AL9242, Series 2016-, 3.000%, 8/1/2043	12,163,990	12,155,720
Pool #MA1700, Series 2013, 4.500%, 12/1/2043	4,302,173	4,629,014
Pool #AW4796, Series 2014, 4.000%, 4/1/2044	4,738,395	4,984,746
Pool #MA1917, Series 2014, 4.500%, 6/1/2044	933,076	1,003,883
Pool #MA2005, Series 2014, 4.500%, 8/1/2044	1,318,420	1,418,466
Pool #AX2530, Series 2014, 4.000%, 11/1/2044	8,995,710	9,479,581
Pool #MA2091, Series 2014, 4.000%, 11/1/2044	5,530,168	5,731,569
Pool #MA2145, Series 2014, 4.000%, 1/1/2045	14,936,530	15,708,689
Pool #AY3374, Series 2015, 3.500%, 4/1/2045	16,641,956	17,104,553
Pool #AS5823, Series 2015, 3.500%, 9/1/2045	16,693,186	17,117,899
Pool #AL7911, Series 2015, 3.500%, 12/1/2045	10,579,623	10,872,555
Pool #BC2663, Series 2016, 3.500%, 2/1/2046	9,121,247	9,353,968
Pool #AS7391, Series 2016-, 3.500%, 6/1/2046	13,232,943	13,571,405
Freddie Mac Gold Pool:
Gold Pool #G08061, 5.500%, 6/1/2035	132,015	147,489
Gold Pool #G08079, 5.000%, 9/1/2035	1,437,666	1,566,579
Gold Pool #G01960, 5.000%, 12/1/2035	475,624	518,608
Gold Pool #A41748, 5.000%, 1/1/2036	624,334	683,084
Gold Pool #A42128, 5.500%, 1/1/2036	616,123	691,371

 | 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2016 (continued)

	Principal Amount	Market Value
Gold Pool #G02064, 5.000%, 2/1/2036	$752,207	$820,171
Gold Pool #G05200, 5.000%, 5/1/2036	2,421,669	2,639,477
Gold Pool #G02252, 5.500%, 7/1/2036	1,354,886	1,507,391
Gold Pool #G02386, 6.000%, 11/1/2036	912,439	1,032,297
Gold Pool #G03189, 6.500%, 9/1/2037	1,718,023	1,974,065
Gold Pool #A91161, 4.500%, 2/1/2040	2,875,036	3,093,952
Gold Pool #A92533, 4.500%, 6/1/2040	3,005,963	3,235,038
Gold Pool #A93505, 4.500%, 8/1/2040	4,063,765	4,373,642
Gold Pool #A97047, 4.500%, 2/1/2041	3,589,584	3,864,298
Gold Pool #A97620, 4.500%, 3/1/2041	6,255,490	6,727,034
Gold Pool #Q05168, 4.000%, 12/1/2041	12,152,509	12,832,801
Gold Pool #Q05601, 4.000%, 1/1/2042	6,741,721	7,085,975
Gold Pool #C03789, 4.000%, 3/1/2042	5,868,031	6,180,637
Gold Pool #G08607, Series 2014, 4.500%, 9/1/2044	2,711,380	2,911,270
Gold Pool #G07961, Series 2015, 3.500%, 3/1/2045	11,615,800	11,929,373
Gold Pool #G67700, Series 2016-, 3.500%, 8/1/2046	9,750,000	10,021,498
Gold Pool #G08738, Series 2016-, 3.500%, 12/1/2046	5,983,062	6,130,329
Ginnie Mae I pool:
Pool #550656, 5.000%, 9/15/2035	222,013	243,423
Ginnie Mae II pool:
Pool #G24496, 5.000%, 7/20/2039	1,143,082	1,250,448
		363,973,184

Freddie Mac Non Gold Pool:
Pool #781958, 2.770%, 9/1/2034(1)	118,103	124,709
Pool #1G1317, 3.257%, 11/1/2036(1)	605,836	629,861
		754,570

Total Mortgage-Backed Securities Passthrough (Cost $365,626,437)		364,727,754

	Principal Amount	Market Value
Residential Mortgage-Backed Securities		2.48%
American Home Mortgage Investment Trust:
Series 2004-4, Class 6A1, 6.000%, 2/25/2045(4)	$3,877,900	$3,962,067
Banc of America Funding Trust:
Class 2A4, 5.500%, 8/25/2035	273,992	271,373
Series 2005-4, Class 1A4, 5.500%, 8/25/2035	124,756	124,546
Banc of America Mortgage Securities Inc.:
Series 2003-E, Class 3A1, 3.247%, 6/25/2033(1)	1,739,190	1,696,475
Series 2003-G, Class 2A1, 3.267%, 8/25/2033(1)	2,551,815	2,539,721
Series 2005-8, Class A14, 5.500%, 9/25/2035	68,444	7,376
Bear Stearns Co Asset Backed Securities Trust:
Series 2003-AC4, Class A, 5.500%, 9/25/2033(4)	5,947,210	6,014,610
CHL Mortgage Pass-Through Trust:
Series 2004-HYB2, Class 5A, 2.962%, 7/20/2034(1)	2,805,518	2,743,044
CWABS Asset-Backed Certificates Trust:
Series 2005-1, Class AF6, 5.030%, 7/25/2035(1)	723,775	741,850
GSR Mortgage Loan Trust:
Series 2005-3F, Class 2A3, 6.000%, 3/25/2035	1,424,789	1,446,843
MASTR Alternative Loan Trust:
Series 2005-3, Class 3A1, 6.500%, 4/25/2035	4,159,642	4,196,470
PHHMC Trust:
Series 2007-2, Class A2, 5.747%, 5/18/2037(1)	1,867,985	1,912,207
Renaissance Home Equity Loan Trust:
Series 2005-2, Class AF6, 4.781%, 8/25/2035(4)	3,727,496	3,828,489
		29,485,071

Total Residential Mortgage-Backed Securities (Cost $29,803,100)		29,485,071

	Principal Amount	Market Value
Total Asset-Backed Securities, Commercial Mortgage-Backed Securities Passthrough & Residential Mortgage-Backed Securities
(Cost $470,604,618)		$471,269,861

U.S. TREASURY BONDS & NOTES		7.87%
United States Treasury Note/Bond:
2.625%, 8/15/2020	$10,000,000	$10,334,410
5.000%, 5/15/2037	3,250,000	4,357,207
4.375%, 2/15/2038	2,050,000	2,543,671
4.375%, 11/15/2039	15,000,000	18,489,075
4.750%, 2/15/2041	14,350,000	18,678,993
3.125%, 11/15/2041	6,300,000	6,382,750
2.875%, 5/15/2043	21,600,000	20,824,496
2.500%, 2/15/2045	13,375,000	11,888,984
		93,499,586

Total U.S. Treasury Bonds & Notes (Cost $86,968,747)		93,499,586

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.92%
Goldman Sachs
Financial Square -
Government Fund
(7 Day Yield 0.447%)	10,902,174	$10,902,174

Total Money Market Mutual Funds (Cost $10,902,174)		10,902,174

Total Investments (Cost $1,167,775,481)	99.49%	1,182,291,170

Other Assets in Excess of Liabilities	0.51%	6,128,823
Net Assets	100.00%	$1,188,419,993

See Notes to Financial Statements.

 | p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2016 (continued)

(1)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(2)
This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	Market Value as Percentage of Net Assets
Airbus Group Finance BV - 144A	2.70%	4/17/23	08/16/2016 - 12/02/2016	$5,139,986	$4,939,190	0.42	%^
CF Industries, Inc. - 144A	4.50%	12/1/26	11/10/16	4,298,638	4,253,274	0.36	%^
Cox Communications Inc. - 144A	9.38%	1/15/19	5/29/15	2,840,806	2,824,682	0.24	%^
Crown Castle Towers LLC - 144A	6.11%	1/15/20	1/8/10	8,975,000	9,731,493	0.82	%^
Crown Castle Towers LLC - 144A	4.88%	8/15/20	1/8/10	5,900,000	6,288,130	0.53	%^
Drive Auto Receivables Trust 2016-B - 144A	2.56%	6/15/20	5/18/16	4,199,874	4,225,540	0.36	%^
DriveTime Automotive Group Inc. / DT Acceptance Corp. - 144A	8.00%	6/1/21	4/20/2016 - 05/26/2016	7,114,555	7,517,350	0.63	%^
Emigrant Capital Trust II - 144A	3.60%	4/14/34	8/11/04	847,068	521,687	0.04%
First Tennessee Bank - 144A	3.75%		3/16/05	1,500,000	1,027,500	0.09%
FMG Resources August 2006 Pty Ltd. - 144A	9.75%	3/1/22	12/22/2016 - 12/29/2016	5,425,985	5,440,877	0.46	%^
FMR Corp. - 144A	7.49%	6/15/19	3/6/07	5,232,965	5,590,590	0.47	%^
GTP Acquisition Partners I LLC - 144A	3.48%	6/16/25	05/20/2015 - 05/27/2015	10,822,109	10,505,052	0.88	%^
InSite Issuer LLC - 144A	6.41%	11/15/23	10/25/2016 - 10/28/2016	2,255,896	2,259,046	0.19%
Kraft Heinz Foods Co. - 144A	4.88%	2/15/25	1/11/16	3,192,692	3,263,933	0.27	%^
Lions Gate Entertainment Corp. - 144A	5.88%	11/1/24	10/13/2016-11/03/2016	4,712,935	4,794,000	0.40	%^
Marriott Vacation Club Owner Trust - 144A	3.54%	10/20/32	11/5/10	1,494,494	1,510,336	0.13%
Massachusetts Mutual Life Insurance Co. - 144A	8.88%	6/1/39	3/24/15	7,662,045	7,057,614	0.59	%^
Nexstar Escrow Corp. - 144A	5.63%	8/1/24	07/13/2016 - 07/14/2016	6,812,461	6,716,250	0.57	%^
NextGear Floorplan Master Owner Trust - 144A	2.38%	10/15/20	10/23/15	7,904,455	7,942,122	0.67	%^
Northwestern Mutual Life Insurance Co. - 144A	6.06%	3/30/40	07/16/2015 - 08/10/2015	7,172,969	7,421,697	0.62	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.75%	6/15/21	11/04/2014 - 11/12/2014	7,348,216	7,398,250	0.62	%^
Tenaska Alabama II Partners LP - 144A	6.13%	3/30/23	10/09/2003 - 09/04/2009	155,533	161,992	0.01	%^
Tenaska Virginia Partners LP - 144A	6.12%	3/30/24	04/29/2004 - 01/19/2005	144,771	155,308	0.01	%^
Tesco PLC - 144A	6.15%	11/15/37	10/07/2014 - 10/16/2014	12,130,553	11,096,885	0.93	%^
Tuckahoe Credit Lease Trust - 144A	9.31%	10/20/25	12/11/09	3,384,586	4,097,474	0.34%
VB-S1 Issuer LLC - 144A	6.90%	6/15/46	06/08/2016 - 06/10/2016	7,561,185	7,772,676	0.65%
West Fraser Timber Co. Ltd. - 144A	4.35%	10/15/24	10/7/14	10,675,000	9,931,155	0.84%
WPD Holdings Inc - 144A	7.25%	12/15/17	10/15/2003 - 06/30/2006	872,009	908,152	0.08	%^
				$145,776,786	$145,352,255	12.22%

^
144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 9.94% of the Fund’s net assets as of December 31, 2016.

(3)	This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2016 these securities represented 0.34% of the Fund’s net assets.
(4)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2016.

 |  2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE MUNICIPAL OPPORTUNITIES FUND AS OF DECEMBER 31, 2016

	Principal Amount	Market Value
MUNICIPAL BONDS		86.58%
CERTIFICATE PARTICIPATION		3.62%
Higher Education		3.62%
Arizona Board of Regents, 5.000%, 6/1/2020	$25,000	$27,579

Total Certificate Participation
(Cost $27,296)		27,579

GENERAL OBLIGATION LTD		13.72%
General Obligation		10.00%
City of Austin TX, 5.000%, 9/1/2025(1)	25,000	29,117
King County Public Hospital District No 1, 5.250%, 12/1/2028(1)(2)(3)	20,000	21,131
Las Vegas Valley Water District, 5.000%, 2/1/2032(1)	25,000	25,884
		76,132

Higher Education		3.72%
Houston Community College System, 5.250%, 2/15/2026(1)	25,000	28,275

Total General Obligation Ltd
(Cost $103,213)		104,407

GENERAL OBLIGATION UNLTD		12.15%
General Obligation		12.15%
City of New York NY:
5.250%, 9/1/2025(1)	25,000	26,581
5.000%, 8/1/2031(1)	20,000	22,805
Commonwealth of Puerto Rico, 5.375%, 7/1/2025, AGM(1)(3)	20,000	21,209
State of Washington, 4.000%, 7/1/2026(1)	20,000	21,862
		92,457

Total General Obligation Unltd
(Cost $90,706)		92,457

REVENUE BONDS		57.09%
Airport		13.21%
City of Houston TX Airport System Revenue, 5.000%, 7/1/2026(1)	35,000	39,673
County of Clark Department of Aviation, 5.000%, 7/1/2028(1)	30,000	34,387
Metropolitan Washington Airports Authority, 5.125%, 10/1/2034(1)	25,000	26,447
		100,507
	Principal Amount	Market Value
Build America Bonds		8.21%
Arapahoe County Water & Wastewater Authority, 6.680%, 12/1/2039(1)	$25,000	$27,372
North Texas Tollway Authority, 8.910%, 2/1/2030(1)	30,000	35,090
		62,462

General		6.38%
City of Jacksonville FL, 5.000%, 10/1/2031(1)	20,000	22,714
New York City Transitional Finance Authority Building Aid Revenue, 5.000%, 1/15/2029(1)	25,000	25,847
		48,561

Higher Education		3.01%
New York State Dormitory Authority, 5.000%, 7/1/2027(1)	20,000	22,903

Medical		3.57%
Harris County Cultural Education Facilities Finance Corp., 5.000%, 10/1/2024(1)	25,000	27,170

Transportation		13.48%
Central Texas Turnpike System, 5.000%, 8/15/2028(1)	30,000	33,085
Dallas Area Rapid Transit, 5.000%, 12/1/2027(1)	25,000	29,379
North Texas Tollway Authority, 5.000%, 1/1/2027(1)	35,000	40,024
		102,488

Water		9.23%
City of Omaha NE Sewer Revenue, 5.000%, 4/1/2027(1)	25,000	29,786
County of King WA Sewer Revenue, 5.000%, 7/1/2029(1)	35,000	40,476
		70,262

Total Revenue Bonds
(Cost $426,992)		434,353

Total Municipal Bonds
(Cost $648,207)		658,796

U.S. TREASURY BONDS & NOTES		9.23%
United States Treasury Notes/Bond:		9.23%
1.875%, 8/31/2017	35,000	35,260
0.750%, 12/31/2017	35,000	34,946
		70,206

Total U.S. Treasury Bonds & Notes
(Cost $70,194)		70,206
	Principal Amount	Market Value
MONEY MARKET MUTUAL FUNDS		9.07%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.390%)	$35,000	$35,000
Goldman Sachs Financial Square - Government Fund (7 Day Yield 0.447%)	34,025	34,025

Total Money Market Mutual Funds
(Cost $69,025)		69,025

Total Investments
(Cost $787,426)	104.88%	798,027

Liabilities in Excess of Other Assets	(4.88%)	(37,108)

Net Assets	100.00%	$760,919

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(1)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(2)	This security is prerefunded in advance of the next call date.

(3)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2016

	Principal Amount	Market Value
MUNICIPAL BONDS		94.27%
CERTIFICATE PARTICIPATION		20.76%
Build America Bonds		0.24%
State of Colorado, 4.994%, 3/15/2019	$500,000	$528,240

Education		3.39%
Adams 12 Five Star Schools:
2.000%, 12/15/2017	500,000	504,120
2.000%, 12/15/2018	200,000	202,216
3.000%, 12/15/2020	1,830,000	1,909,678
Douglas County School District No Re-1 Douglas & Elbert Counties:
5.000%, 1/15/2025(1)(2)	1,000,000	1,073,180
4.000%, 1/15/2028(1)	1,675,000	1,810,725
Pueblo County School District No 70:
2.000%, 1/15/2017	200,000	200,050
1.500%, 1/15/2018	175,000	175,196
1.875%, 1/15/2019	180,000	181,055
2.100%, 1/15/2020	215,000	216,892
2.375%, 1/15/2021(1)	270,000	272,325
State of Colorado, 5.000%, 3/15/2024(1)	1,000,000	1,107,340
		7,652,777

General		17.13%
Aspen Public Facilities Authority, 5.880%, 9/1/2032, AGM(1)(3)	880,000	884,286
Auraria Higher Education Center, 6.000%, 5/1/2024(1)	499,000	553,925
City & County of Denver CO, 5.250%, 12/1/2024(1)	625,000	669,225
City of Aurora CO:
5.000%, 12/1/2024	850,000	1,009,605
5.000%, 12/1/2026(1)	1,000,000	1,090,180
5.000%, 12/1/2030(1)	875,000	946,916
City of Glendale CO, 5.000%, 12/1/2025, AGM(3)	2,000,000	2,342,280
City of Longmont CO, 5.000%, 12/1/2028(1)	1,500,000	1,723,125
City of Pueblo CO, 5.500%, 8/15/2018, AGC(3)	500,000	534,030
City of Westminster CO:
4.000%, 12/1/2024(1)	1,215,000	1,339,635
5.000%, 12/1/2029(1)	835,000	952,726
5.000%, 12/1/2030(1)	1,000,000	1,149,360
Colorado Higher Education:
5.000%, 11/1/2022	1,000,000	1,146,310
5.250%, 11/1/2023(1)(2)	1,280,000	1,371,456
5.000%, 11/1/2025	1,000,000	1,186,350
	Principal Amount	Market Value
County of Adams CO:
5.000%, 12/1/2030(1)	$500,000	$573,000
5.000%, 12/1/2031(1)	550,000	627,544
County of Eagle CO:
5.250%, 12/1/2023(1)(2)	500,000	537,145
5.000%, 12/1/2025	250,000	294,805
5.000%, 12/1/2027(1)	495,000	573,111
5.000%, 12/1/2029(1)	490,000	559,903
County of El Paso CO, 2.000%, 12/1/2020, AGM(3)	1,615,000	1,627,113
County of Pueblo CO, 5.000%, 9/15/2019, AGM(3)	750,000	814,898
Rangeview Library District, 5.000%, 12/15/2022, AGC(1)(2)(3)	1,815,000	1,943,883
Regional Transportation District:
5.000%, 6/1/2020	1,200,000	1,322,088
5.000%, 12/1/2022, AMBAC(1)(3)	1,000,000	1,035,590
5.000%, 6/1/2026(1)	1,500,000	1,693,185
5.000%, 6/1/2028(1)	2,000,000	2,288,780
State of Colorado Department of Transportation, 5.000%, 6/15/2041(1)	1,680,000	1,771,190
Town of Breckenridge CO, 5.000%, 12/1/2035(1)	2,425,000	2,795,200
Town of Erie CO, 5.000%, 11/1/2027(1)	1,735,000	2,017,285
Town of Parker CO, 5.000%, 11/1/2030(1)	1,150,000	1,312,990
		38,687,119

Total Certificate Participation
(Cost $46,475,778)		46,868,136

GENERAL OBLIGATION LTD		5.34%
Development		3.75%
Cherry Creek Corporate Center Metropolitan District, 5.000%, 6/1/2037(1)	1,070,000	1,035,396
Cuchares Ranch Metropolitan District, 5.000%, 12/1/2045(1)	1,000,000	915,850
Lorson Ranch Metropolitan District No 2, 5.000%, 12/1/2036(1)	1,825,000	1,933,131
Mountain Shadows Metropolitan District, 5.000%, 12/1/2035(1)	1,000,000	970,210
Sierra Ridge Metropolitan District No 2, 5.500%, 12/1/2046(1)	1,000,000	999,910
Southglenn Metropolitan District, 3.000%, 12/1/2021	1,000,000	968,840
Tallyns Reach Metropolitan District No 3, 6.750%, 11/1/2038(1)	1,720,000	1,657,169
		8,480,506
	Principal Amount	Market Value
General Obligation		1.59%
Eaton Area Park & Recreation District, 5.500%, 12/1/2030(1)	$470,000	$495,610
Fossil Ridge Metropolitan District No 3:
5.000%, 12/1/2036(1)	2,000,000	2,069,380
5.000%, 12/1/2044(1)	1,000,000	1,021,630
		3,586,620

Total General Obligation Ltd (Cost $12,594,597)		12,067,126

GENERAL OBLIGATION UNLTD		17.84%
Development		5.90%
Beacon Point Metropolitan District, 5.000%, 12/1/2030, AGM(1)(3)	1,000,000	1,120,390
Breckenridge Mountain Metropolitan District, 3.000%, 12/1/2036, AGM(1)(3)	250,000	217,475
Central Platte Valley Metropolitan District:
5.500%, 12/1/2029(1)	750,000	832,058
6.000%, 12/1/2038(1)	1,000,000	1,150,160
5.000%, 12/1/2043(1)	3,500,000	3,554,950
Copperleaf Metropolitan District No 2, 5.750%, 12/1/2045(1)	2,000,000	2,036,340
Eagle Bend Metropolitan District No 2, 5.000%, 12/1/2037, BAM(1)(3)	1,000,000	1,131,780
North Range Metropolitan District No 1, 5.000%, 12/1/2038(1)	2,000,000	2,140,800
Wheatlands Metropolitan District, 5.000%, 12/1/2030, BAM(1)(3)	1,000,000	1,125,290
		13,309,243

Facilities		1.53%
Clear Creek Metropolitan Recreation District, 2.500%, 12/1/2017	1,430,000	1,434,576
Tallyns Reach Metropolitan District No 3, 4.000%, 12/1/2021	1,930,000	2,029,086
		3,463,662

General Obligation		6.79%
Anthem West Metropolitan District, 5.000%, 12/1/2035, BAM(1)(3)	1,165,000	1,287,348
City & County of Denver CO, 5.000%, 8/1/2025(1)	750,000	793,283
City of Sheridan CO:
5.000%, 12/1/2034(1)	1,425,000	1,602,370
5.000%, 12/1/2036(1)	1,575,000	1,760,771

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2016 (continued)

	Principal Amount	Market Value
Commonwealth of Puerto Rico:
5.500%, 7/1/2017, AGM(3)	$1,235,000	$1,257,440
5.500%, 7/1/2018, AGM(3)	655,000	684,128
5.500%, 7/1/2019, AGM(3)	1,100,000	1,162,766
5.250%, 7/1/2020, AGM(3)	1,410,000	1,492,753
5.250%, 7/1/2024, AGM(1)(3)	1,165,000	1,233,909
5.375%, 7/1/2025, AGM(1)(3)	1,000,000	1,060,450
Vista Ridge Metropolitan District:
4.500%, 12/1/2023, BAM(3)	200,000	218,712
4.500%, 12/1/2024, BAM(3)	250,000	273,815
5.000%, 12/1/2027, BAM(1)(3)	485,000	548,040
5.000%, 12/1/2028, BAM(1)(3)	500,000	561,865
5.000%, 12/1/2031, BAM(1)(3)	1,250,000	1,395,788
		15,333,438

School District		3.62%
Arapahoe County School District No. 1 Englewood, 5.000%, 12/1/2029(1)(2)	2,440,000	2,792,653
Boulder Larimer & Weld Counties St Vrain Valley School District Re1J, 4.000%, 12/15/2017	1,400,000	1,438,164
Douglas County School District No Re-1 Douglas & Elbert Counties, zero coupon, 12/15/2022	1,660,000	1,444,748
Durango School District No 9-R:
4.500%, 11/1/2023(1)	1,000,000	1,113,380
5.000%, 11/1/2024(1)	1,000,000	1,136,740
Routt-Rio Blanco Counties School District Re-3 South Routt/CO, 1.500%, 12/1/2017	255,000	255,984
		8,181,669

Total General Obligation Unltd
(Cost $40,143,012)		40,288,012

REVENUE BONDS		44.33%
Airport		3.33%
City & County of Denver CO Airport System Revenue:
5.250%, 11/15/2028(1)	1,000,000	1,094,300
1.336%, 11/15/2031(1)(4)	5,135,000	5,136,746
	Principal Amount	Market Value
Grand Junction Regional Airport Authority, 5.000%, 12/1/2031, NATL(1)(3)	$1,155,000	$1,284,614
		7,515,660

Build America Bonds		2.41%
University of Colorado, 6.264%, 6/1/2036(1)	5,000,000	5,444,249

Development		2.43%
Denver Convention Center Hotel Authority:
5.000%, 12/1/2027(1)	2,000,000	2,220,540
5.000%, 12/1/2031(1)	1,500,000	1,640,235
5.000%, 12/1/2032(1)	500,000	545,370
5.000%, 12/1/2033(1)	500,000	543,590
5.000%, 12/1/2034(1)	500,000	541,445
		5,491,180

Education		8.48%
Colorado Educational & Cultural
Facilities Authority:
5.000%, 10/1/2019	115,000	125,726
4.000%, 4/1/2022	205,000	207,895
4.125%, 7/1/2026(1)	630,000	617,633
5.000%, 5/15/2029(1)	2,600,000	2,982,694
5.000%, 8/15/2030(1)	750,000	811,545
5.000%, 11/1/2030(1)	500,000	550,665
5.000%, 11/15/2031(1)	1,000,000	1,086,510
5.000%, 12/1/2031(1)	1,500,000	1,607,055
5.000%, 12/15/2031(1)	715,000	780,322
5.000%, 10/1/2032(1)	1,340,000	1,423,763
5.000%, 5/1/2035(1)	3,145,000	3,262,026
5.000%, 6/1/2036(1)	1,040,000	1,139,611
5.000%, 7/1/2036(1)	1,000,000	1,058,090
5.000%, 7/1/2036(1)	1,000,000	960,290
5.000%, 8/1/2036(1)	570,000	623,010
5.000%, 9/1/2036(1)	1,000,000	938,030
5.625%, 1/15/2044(1)	495,000	514,622
5.000%, 9/1/2046(1)	500,000	459,505
		19,148,992

Facilities		0.38%
City & County of Denver CO Golf Revenue:
5.000%, 9/1/2018(1)	350,000	350,816
5.000%, 9/1/2019(1)	500,000	501,105
		851,921

General		2.84%
City & County of Denver CO, 5.250%, 9/1/2018, AGM(2)(3)	1,500,000	1,598,235
City of Commerce City CO:
5.000%, 8/1/2028, AGM(1)(3)	600,000	682,476
	Principal Amount	Market Value
5.000%, 8/1/2028, BAM(1)(3)	$375,000	$434,074
County of Boulder CO, 5.000%, 12/15/2025(1)(2)	1,000,000	1,071,010

Hyland Hills Park & Recreation District:
1.200%, 12/15/2017	100,000	99,693
1.450%, 12/15/2018	150,000	148,621
1.700%, 12/15/2019	425,000	416,245
2.000%, 12/15/2020	150,000	146,129
2.000%, 12/15/2021	250,000	243,160
2.150%, 12/15/2021	135,000	130,301
2.000%, 12/15/2022	300,000	285,768
3.000%, 12/15/2023	200,000	203,012
5.000%, 12/15/2024	275,000	315,290
Puerto Rico Municipal Finance Agency (Puerto Rico), 5.000%, 8/1/2017, AGM(1)(3)	105,000	106,225
Town of Castle Rock CO, 6.000%, 6/1/2023, AGC(1)(2)(3)	500,000	533,490
		6,413,729

Higher Education		1.93%
Auraria Higher Education Center, 4.000%, 4/1/2029, AGM(1)(3)	2,500,000	2,625,250
Colorado Educational & Cultural Facilities Authority:
4.000%, 3/1/2024(1)	500,000	547,615
5.000%, 10/1/2036(1)	1,000,000	1,106,300
Colorado State Board of Governors University - Enterprise Revenue Bonds, 5.250%, 3/1/2024, NATL FGIC(1)(2)(3)	75,000	75,510
		4,354,675

Medical		15.14%
Aspen Valley Hospital District, 5.000%, 10/15/2030(1)	1,650,000	1,776,588
City of Aurora CO, 5.000%, 12/1/2022, AGM(1)(2)(3)	1,000,000	1,053,080
Colorado Health Facilities Authority:
5.000%, 1/1/2017	1,105,000	1,105,000
5.000%, 10/1/2017	1,045,000	1,074,657
5.000%, 1/1/2018	1,630,000	1,659,992
5.000%, 12/1/2019	300,000	324,129
5.000%, 12/1/2021	875,000	977,524
5.000%, 2/1/2022	200,000	218,294
5.000%, 9/15/2022(1)	850,000	865,631
5.000%, 1/1/2023(1)	1,000,000	1,089,050
5.000%, 2/1/2023	520,000	570,669
5.000%, 2/1/2023(1)	500,000	545,915

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF INVESTMENTS

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2016 (continued)

	Principal Amount	Market Value
5.250%, 7/1/2024(1)	$1,000,000	$1,066,460
5.000%, 12/1/2024(1)	1,000,000	1,124,170
5.000%, 9/1/2025(1)	450,000	460,737
5.000%, 5/15/2027(1)	250,000	252,595
5.000%, 12/1/2027(1)	1,000,000	1,147,800
5.000%, 9/1/2025(1)	450,000	460,737
5.000%, 5/15/2027(1)	250,000	252,595
5.000%, 12/1/2027(1)	1,000,000	1,147,800
5.000%, 1/15/2028(1)	1,150,000	1,302,501
4.000%, 5/15/2029(1)	1,695,000	1,796,836
5.000%, 9/1/2029(1)	1,000,000	1,144,870
5.000%, 12/1/2029(1)	1,000,000	1,136,470
5.000%, 5/15/2030(1)	500,000	563,205
5.250%, 2/1/2031(1)	1,500,000	1,611,750
5.000%, 10/1/2032(1)	500,000	544,085
5.000%, 1/15/2035(1)	2,000,000	2,178,760
1.875%, 7/1/2039	1,500,000	1,482,990
5.000%, 5/15/2040(1)	1,000,000	1,101,020
Denver Health & Hospital Authority:
5.000%, 12/1/2018(1)	550,000	551,793
5.000%, 12/1/2039(1)	1,500,000	1,559,370
University of Colorado Hospital Authority:
5.000%, 11/15/2027(1)	1,000,000	1,145,460
5.000%, 11/15/2036(1)	2,470,000	2,751,877
		34,183,278

Multifamily Housing		2.71%
Colorado Housing & Finance Authority:
1.050%, 8/1/2018,
FHA	1,500,000	1,491,495
2.200%, 11/1/2018,
FHA	4,565,000	4,629,777
		6,121,272

Nursing Homes		1.08%
Colorado Health Facilities Authority:
4.000%, 1/1/2018	175,000	177,273
5.250%, 6/1/2018(1)	220,000	220,436
4.000%, 1/1/2020	450,000	459,409
5.250%, 6/1/2020(1)	145,000	145,219
4.000%, 1/1/2021	255,000	259,899
4.000%, 1/1/2022	265,000	269,195
5.000%, 6/1/2022	750,000	808,005
5.250%, 6/1/2023(1)	105,000	105,112
		2,444,548

Power		0.85%
Colorado Water Resources & Power Development Authority, 5.650%, 9/1/2030, AGM(1)(3)	1,745,000	1,917,214
	Principal Amount	Market Value
Utilities		0.51%
City of Colorado Springs CO Utilities System Revenue, 5.000%, 11/15/2027(1)	$1,000,000	$1,141,770

Water		2.24%
City & County of Broomfield Co., 5.000%, 12/1/2023(1)	1,285,000	1,464,874
City of Brighton CO Water Activity Revenue, 5.000%, 12/1/2029, AGC(1)(2)(3)	1,515,000	1,662,909
City of Fort Collins CO Wastewater Utility Revenue, 5.000%, 12/1/2027(1)(2)	465,000	497,820
East Cherry Creek Valley Water & Sanitation District, 5.000%, 11/15/2031(1)	1,235,000	1,429,019
		5,054,622

Total Revenue Bonds
(Cost $101,519,020)		100,083,110

TAX ALLOCATION		6.00%
Development		0.75%
Denver Urban Renewal Authority:
5.000%, 12/1/2024(1)	500,000	570,285
5.000%, 12/1/2025(1)	1,000,000	1,134,090
		1,704,375

General		5.25%
Denver Urban Renewal Authority, 4.250%, 12/1/2022	2,145,000	2,378,462
Fountain Urban Renewal Authority, 4.500%, 11/1/2029(1)	1,975,000	1,963,466
Park Creek Metropolitan District:
5.000%, 12/1/2026(1)	730,000	810,191
5.000%, 12/1/2027(1)	620,000	683,128
Plaza Metropolitan District No 1:
5.000%, 12/1/2018	1,500,000	1,551,450
5.000%, 12/1/2022	1,000,000	1,073,300
Thornton Development Authority:
5.000%, 12/1/2023	300,000	344,013
5.000%, 12/1/2024	440,000	510,242
5.000%, 12/1/2025(1)	325,000	376,382
5.000%, 12/1/2026(1)	425,000	490,883
5.000%, 12/1/2030(1)	500,000	557,605
5.000%, 12/1/2031(1)	1,000,000	1,110,800
		11,849,922

Total Tax Allocation
(Cost $13,634,219)		13,554,297

Total Municipal Bonds
(Cost $214,366,626)		212,860,681
	Principal Amount	Market Value
MONEY MARKET MUTUAL FUNDS		5.42%
Fidelity Institutional Money Market Government Portfolio - Class I (7 Day Yield 0.057%)	$2,500,000	$2,500,000
Goldman Sachs Financial Square - Government Fund (7 Day Yield 0.447%)	9,730,269	9,730,269

Total Money Market Mutual Funds
(Cost $12,230,269)		12,230,269

SHORT TERM INVESTMENTS		0.00%
Bank of New York Cash Reserve (7 Day Yield 0.050%)	23	23

Total Short Term Investments
(Cost $23)		23

Total Investments
(Cost $226,596,918)	99.69%	225,090,973

Other Assets in Excess of Liabilities	0.31%	703,360

Net Assets	100.00%	$225,794,333

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(1)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statements of Investments.

(2)	This security is prerefunded in advance of the next call date.

(3)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.

(4)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See Notes to Financial Statements.

| 2016 Annual Report

STATEMENTS OF INVESTMENTS

COMMON ABBREVIATIONS

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGC	Assured Guarantly Corporation.
AGM	Assured Guaranty Municipal.
AMBAC	Ambac Financial Group Incorporated.
BAM	Build America Mutual.
FHA	Federal Housing Authority
KGaA	Kommanditgesellschaft auf Akien is a German corporate designation standing for “partnership limited by shares.”
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NATL	National Public Finance Guarantee Corporation
NATL FGIC	National Public Finance Guarantee Corporation/Financial Guaranty Insurance Company.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
S.p.A.	Società Per Azioni is an Italian shared company.

CURRENCY ABBREVIATIONS

AED	UAE Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malasian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Riyal
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF DECEMBER 31, 2016

	Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II		Westcore Global Large-Cap Dividend Fund	Westcore Large-Cap Dividend Fund	Westcore Mid-Cap Value Dividend Fund
Assets
Investments at value (cost - see below)	$4,269,996		$38,656,445	$46,444,149	$14,840,123	$79,494,002
Unrealized gain on forward foreign currency contracts	0		0	0	0	0
Receivable for investment securities sold	0		0	7,013,502	12,529,428	2,550
Dividends and interest receivable	1,790		2,147	131,176	5,757	168,064
Receivable for fund shares subscribed	0		3,414	41,741	465	942,938
Receivable due from adviser	7,352		0	0	2,312	0
Prepaid and other assets	14,895		6,703	8,816	8,771	20,734
Total Assets	4,294,033		38,668,709	53,639,384	27,386,856	80,628,288
Liabilities
Payable for investment securities purchased	0		2,532,540	5,789,318	12,676,221	136,775
Unrealized loss on forward foreign currency contracts	0		0	0	0	0
Payable for fund shares redeemed	0		1,156,128	20,350	2,068,344	18,664
Payable for investment advisory fee	0		20,606	10,762	0	39,746
Payable for administration fee	3,388		2,060	8,364	3,669	13,133
Payable for shareholder servicing reimbursements	88		6,404	3,897	1,858	7,702
Payable for transfer agent fee	2,907		5,623	12,335	3,681	2,637
Payable for audit fee	15,138		16,436	18,982	18,219	18,535
Payable for printing fee	806		4,998	3,732	1,957	3,954
Payable for trustee fee	151		1,419	1,719	659	2,704
Payable for custody fee	4,103		2,102	2,237	1,842	2,372
Payable for chief compliance officer fee	21		222	244	169	362
Other payables	4,723		3,409	4,644	3,644	6,183
Total Liabilities	31,325		3,751,947	5,876,584	14,780,263	252,767
Net Assets	$4,262,708		$34,916,762	$47,762,800	$12,606,593	$80,375,521

Net Assets Consist of:
Paid-in capital	$3,750,793		$122,672,967	$41,751,490	$10,781,349	$64,090,232
Accumulated net investment income/(loss)	852		(36,322)	(44,034)	(31,336)	92,100
Accumulated net realized gain/(loss)	(192,918)		(87,275,974)	1,465,638	1,535,728	2,935,499
Net unrealized appreciation/(depreciation)	703,981		(443,909)	4,589,706	320,852	13,257,690
Net Assets	$4,262,708		$34,916,762	$47,762,800	$12,606,593	$80,375,521

Net Assets:
Retail Class	$743,944	$	N/A	$44,296,338	$12,060,955	$44,020,910
Institutional Class	3,518,764		34,916,762	3,466,462	545,638	36,354,611
Shares of Beneficial Interest Outstanding:
Retail Class	68,299		N/A	4,526,845	1,889,977	1,603,382
Institutional Class	319,474		1,733,202	356,830	82,591	1,307,241
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding):
Retail Class	$10.89	$	N/A	$9.79	$6.38	$27.46
Institutional Class	11.01		20.15	9.71	6.61	27.81
Cost of Investments	$3,566,015		$39,100,354	$41,850,758	$14,519,271	$66,236,230

See Notes to Financial Statements.

| 2016 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF DECEMBER 31, 2016

	Westcore Mid-Cap Value Dividend Fund II	Westcore Smid-Cap Value Dividend Fund	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund
Assets
Investments at value (cost - see below)	$36,180,287	$386,298	$219,099,024	$13,331,366	$70,251,759
Unrealized gain on forward foreign currency contracts	0	0	0	0	257,390
Receivable for investment securities sold	33,546,578	765	2,760,618	0	13,722
Dividends and interest receivable	26,522	630	469,449	11,512	352,858
Receivable for fund shares subscribed	175	20	2,460,192	280	46,540
Receivable due from adviser	0	0	0	2,331	0
Prepaid and other assets	9,961	0	24,117	4,700	11,440
Total Assets	69,763,523	387,713	224,813,400	13,350,189	70,933,709
Liabilities
Payable for investment securities purchased	32,741,035	5,244	4,554,558	0	0
Unrealized loss on forward foreign currency contracts	0	0	0	0	234,045
Payable for fund shares redeemed	1,164,809	0	3,371,171	0	448,637
Payable for investment advisory fee	17,798	0	158,189	0	65,411
Payable for administration fee	7,690	207	33,850	6,418	13,286
Payable for shareholder servicing reimbursements	2,054	0	16,087	2,469	8,285
Payable for transfer agent fee	8,271	1,281	7,946	2,826	7,656
Payable for audit fee	18,343	10,570	21,013	15,185	22,433
Payable for printing fee	3,237	54	12,343	2,505	7,506
Payable for trustee fee	1,452	0	7,606	451	2,680
Payable for custody fee	3,177	451	6,987	5,512	12,898
Payable for chief compliance officer fee	280	12	956	58	430
Other payables	3,924	2,360	7,079	3,294	5,834
Total Liabilities	33,972,070	20,179	8,197,785	38,718	829,101
Net Assets	$35,791,453	$367,534	$216,615,615	$13,311,471	$70,104,608

Net Assets Consist of:
Paid-in capital	$36,511,667	$370,002	$161,880,131	$8,857,843	$68,051,244
Accumulated net investment income/(loss)	(249,768)	483	273,845	(888)	(1,807,506)
Accumulated net realized gain/(loss)	(633,807)	(15)	11,490,888	96	(13,020,123)
Net unrealized appreciation/(depreciation)	163,361	(2,936)	42,970,751	4,454,420	16,880,993
Net Assets	$35,791,453	$367,534	$216,615,615	$13,311,471	$70,104,608

Net Assets:
Retail Class	$34,068,704	$119,199	$86,517,620	$13,311,471	$49,746,193
Institutional Class	1,722,749	248,335	130,097,995	N/A	20,358,415
Shares of Beneficial Interest Outstanding:
Retail Class	7,599,176	12,001	6,913,038	702,715	3,299,110
Institutional Class	374,047	25,001	10,383,978	N/A	1,301,375
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding):
Retail Class	$4.48	$9.93	$12.52	$18.94	$15.08
Institutional Class	4.61	9.93	12.53	N/A	15.64
Cost of Investments	$36,016,926	$389,234	$176,128,273	$8,876,946	$53,343,954

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF ASSETS AND LIABILITIES

WESTCORE FUNDS AS OF DECEMBER 31, 2016

	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Municipal Opportunities Fund	Westcore Colorado Tax-Exempt Fund
Assets
Investments at value (cost - see below)	$74,344,319	$1,182,291,170	$798,027	$225,090,973
Unrealized gain on forward foreign currency contracts	0	0	0	0
Receivable for investment securities sold	0	18,954	148	2,487,651
Dividends and interest receivable	990,049	9,474,427	11,069	1,595,308
Receivable for fund shares subscribed	235,101	859,672	20	198,193
Receivable due from adviser	0	0	0	0
Prepaid and other assets	11,945	58,648	0	11,947
Total Assets	75,581,414	1,192,702,871	809,264	229,384,072
Liabilities
Payable for investment securities purchased	0	382,125	27,273	3,139,703
Unrealized loss on forward foreign currency contracts	0	0	0	0
Payable for fund shares redeemed	15,766	3,165,081	0	276,430
Payable for investment advisory fee	10,717	119,569	0	36,925
Payable for administration fee	15,172	187,691	224	44,277
Payable for shareholder servicing reimbursements	9,676	199,554	0	34,172
Payable for transfer agent fee	4,967	14,727	1,281	3,151
Payable for audit fee	24,347	39,488	16,548	23,378
Payable for printing fee	5,086	79,506	139	9,419
Payable for trustee fee	2,772	46,665	0	8,760
Payable for custody fee	2,698	31,524	451	6,501
Payable for chief compliance officer fee	420	7,208	31	1,297
Other payables	4,163	9,740	2,398	5,726
Total Liabilities	95,784	4,282,878	48,345	3,589,739
Net Assets	$75,485,630	$1,188,419,993	$760,919	$225,794,333

Net Assets Consist of:
Paid-in capital	$94,698,745	$1,173,876,627	$750,017	$228,062,770
Accumulated net investment income/(loss)	(18,573)	141,463	301	(32,677)
Accumulated net realized gain/(loss)	(18,596,917)	(113,786)	0	(729,815)
Net unrealized appreciation/(depreciation)	(597,625)	14,515,689	10,601	(1,505,945)
Net Assets	$75,485,630	$1,188,419,993	$760,919	$225,794,333

Net Assets:
Retail Class	$56,997,255	$1,066,590,768	$405,827	$196,236,977
Institutional Class	18,488,375	121,829,225	355,092	29,557,356
Shares of Beneficial Interest Outstanding:
Retail Class	6,432,568	100,685,600	40,002	17,338,214
Institutional Class	2,113,534	11,628,529	35,001	2,607,552
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding):
Retail Class	$8.86	$10.59	$10.15	$11.32
Institutional Class	8.75	10.48	10.15	11.34
Cost of Investments	$74,941,944	$1,167,775,481	$787,426	$226,596,918

See Notes to Financial Statements.

| 2016 Annual Report

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2016

	Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II(a)	Westcore Global Large-Cap Dividend Fund(b)	Westcore Large-Cap Dividend Fund(c)	Westcore Mid-Cap Value Dividend Fund
Investment Income
Dividends, net of foreign taxes*	$20,990	$324,327	$1,207,046	$316,661	$1,468,532
Interest	0	0	0	0	0
Total Income	20,990	324,327	1,207,046	316,661	1,468,532

Expenses
Investment advisory fee	51,592	292,866	282,023	160,220	483,246
Administrative fee	6,961	60,660	58,589	33,239	87,008
Shareholder servicing reimbursement - Retail Class	881	95,435	39,182	38,640	125,348
Transfer agent fees	17,508	31,467	70,091	20,822	16,684
Independent pricing service fees	7,295	4,170	4,192	2,246	5,501
Legal fees	247	2,065	1,845	1,128	2,620
Printing fees	2,960	11,095	7,596	4,186	6,912
Registration fees	30,068	21,235	22,500	30,505	27,522
Audit and tax preparation fees	15,108	16,395	18,951	18,183	18,500
Custodian fees	12,651	7,335	7,123	5,147	7,810
Insurance	127	2,162	1,526	1,090	1,967
Trustee fees and expenses	661	6,130	6,483	3,383	9,969
Offering costs	0	0	0	0	10,154
Chief compliance officer fee	333	2,945	2,814	1,685	4,131
Other	7,261	4,838	7,536	6,051	7,449
Total expenses before waivers/reimbursements	153,653	558,798	530,451	326,525	814,821
Expenses waived/reimbursed by:
Investment advisor
Retail Class	(25,581)	N/A	(93,012)	(31,389)	(16,355)
Institutional Class	(72,569)	(41,030)	(13,703)	(20,686)	(12,807	)(d)
Net Expenses	55,503	517,768	423,736	274,450	785,659
Net Investment Income/(Loss)	(34,513)	(193,441)	783,310	42,211	682,873

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	(73,972)	(6,870,344)	1,514,104	5,072,246	4,851,422
Net realized gain/(loss) on investments in affiliates	0	0	0	0	0
Net realized gain/(loss) on foreign currency transactions	0	0	(6,168)	0	3,397
Net realized gain/(loss) on forward foreign currency contracts	0	0	0	0	0
Net change in unrealized appreciation/(depreciation) on investments	389,284	1,620,355	1,168,706	(5,408,631)	8,303,416
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	0	0	0	0	0
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denoted in foreign currencies	0	0	(1,332)	0	(82)
Net Realized And Unrealized Gain/(Loss)	315,312	(5,249,989)	2,675,310	(336,385)	13,158,153
Net Increase/(Decrease) in Net Assets Resulting from Operations	$280,799	$(5,443,430)	$3,458,620	$(294,174)	$13,841,026

*Foreign tax withholdings	$294	$0	$69,741	$0	$10,278

(a)	Prior to December 27, 2016 known as the Westcore Select Fund – Retail Class.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Prior to December 27, 2016 known as the Westcore Growth Fund.
(d)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2016

	Westcore Mid-Cap Value Dividend Fund II(a)	Westcore Smid-Cap Value Dividend Fund(b)	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund
Investment Income
Dividends, net of foreign taxes*	$419,857	$610	$4,374,119	$223,136	$1,585,361
Interest	0	0	0	0	0
Total Income	419,857	610	4,374,119	223,136	1,585,361

Expenses
Investment advisory fee	392,057	105	1,892,160	136,607	953,412
Administrative fee	81,309	17	255,440	18,390	107,234
Shareholder servicing reimbursement - Retail Class	55,025	0	168,971	31,414	155,423
Transfer agent fees	46,773	1,281	38,743	15,767	42,578
Independent pricing service fees	5,378	191	7,508	12,546	8,695
Legal fees	2,878	7	7,714	652	3,750
Printing fees	6,877	54	16,204	5,193	5,617
Registration fees	31,977	854	35,869	18,780	26,263
Audit and tax preparation fees	18,302	10,570	19,805	15,149	22,270
Custodian fees	9,596	452	21,598	21,583	39,491
Insurance	3,002	0	7,947	861	5,661
Trustee fees and expenses	7,867	0	25,732	1,714	10,025
Offering costs	0	890	0	0	10,154
Chief compliance officer fee	3,991	12	11,503	873	5,133
Other	6,116	586	1,167	5,661	8,193
Total expenses before waivers/reimbursements	671,148	15,019	2,510,361	285,190	1,403,899
Expenses waived/reimbursed by:
Investment advisor
Retail Class	0	(5,046)	(119,927)	(107,617)	(230,202)
Institutional Class	(17,247)	(9,828)	(173,063)	N/A	(28,862	)(c)
Net Expenses	653,901	145	2,217,371	177,573	1,144,835
Net Investment Income/(Loss)	(234,044)	465	2,156,748	45,563	440,526

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	456,744	(15)	20,103,819	178,621	2,667,256
Net realized gain/(loss) on investments in affiliates	0	0	0	0	(5,597,563)
Net realized gain/(loss) on foreign currency transactions	0	0	0	0	(226,956)
Net realized gain/(loss) on forward foreign currency contracts	0	0	0	0	(1,071,434)
Net change in unrealized appreciation/(depreciation) on investments	(4,439,249)	(2,936)	29,286,310	1,879,897	4,008,424
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	0	0	0	0	271,120
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denoted in foreign currencies	0	0	0	0	9,144
Net Realized And Unrealized Gain/(Loss)	(3,982,505)	(2,951)	49,390,129	2,058,518	59,991
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,216,549)	$(2,486)	$51,546,877	$2,104,081	$500,517

*Foreign tax withholdings	$0	$0	$4,876	$3,288	$116,479

(a)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund.
(b)	Commenced operations on December 19, 2016.
(c)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

   |  2016 Annual Report

STATEMENTS OF OPERATIONS

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2016

	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Municipal Opportunities Fund(a)	Westcore Colorado Tax-Exempt Fund
Investment Income
Dividends, net of foreign taxes*	$139,178	$553,512	$0	$0
Interest	3,578,828	46,836,073	456	7,194,959
Total Income	3,718,006	47,389,585	456	7,194,959

Expenses
Investment advisory fee	305,154	4,638,757	108	879,382
Administrative fee	91,574	1,789,013	34	296,861
Shareholder servicing reimbursement - Retail Class	109,420	2,774,761	0	444,766
Transfer agent fees	25,673	81,332	1,281	20,630
Independent pricing service fees	11,987	41,956	190	34,325
Legal fees	2,802	56,141	16	9,243
Printing fees	11,630	146,839	139	14,705
Registration fees	32,567	63,274	855	10,872
Audit and tax preparation fees	4,309	39,681	16,548	23,383
Custodian fees	7,367	92,684	451	18,029
Insurance	2,240	50,572	0	6,677
Trustee fees and expenses	10,408	193,719	0	34,125
Offering costs	0	0	890	4,054
Chief compliance officer fee	4,431	87,223	31	14,382
Other	7,654	17,222	611	11,471
Total expenses before waivers/reimbursements	627,216	10,073,174	21,154	1,822,905
Expenses waived/reimbursed by:
Investment advisor
Retail Class	(52,336)	(2,769,697)	(11,164)	(389,558)
Institutional Class	(29,904)	(202,516)	(9,820)	(22,859	)(b)
Net Expenses	544,976	7,100,961	170	1,410,488
Net Investment Income/(Loss)	3,173,030	40,288,624	286	5,784,471

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	353,696	3,933,255	0	(132,085)
Net realized gain/(loss) on investments in affiliates	0	0	0	0
Net realized gain/(loss) on foreign currency transactions	0	0	0	0
Net realized gain/(loss) on forward foreign currency contracts	0	0	0	0
Net change in unrealized appreciation/(depreciation) on investments	4,256,608	8,858,255	10,601	(6,859,779)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	0	0	0	0
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denoted in foreign currencies	0	0	0	0
Net Realized And Unrealized Gain/(Loss)	4,610,304	12,791,510	10,601	(6,991,864)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,783,334	$53,080,134	$10,887	$(1,207,393)

*Foreign tax withholdings	$(1,665)	$(7,936)	$0	$0

(a)	Commenced operations on December 19, 2016.
(b)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

 |  p: 800.392.CORE (2673)  |  www.westcore.com

STATEMENTS OF CHANGES IN NET ASSETS
	Westcore Small-Cap Growth Fund		Westcore Small-Cap Growth Fund II(a)		Westcore Global Large-Cap Dividend Fund(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$(34,513)	$(47,755)	$(193,441)	$(586,221)	$783,310	$1,022,212
Net realized gain/(loss)	(73,972)	(67,285)	(6,870,344)	2,880,866	1,507,936	4,666,743
Change in unrealized net appreciation/(depreciation)	389,284	(134,631)	1,620,355	(10,731,487)	1,167,374	(5,962,432)
Net increase/(decrease) in net assets resulting from operations	280,799	(249,671)	(5,443,430)	(8,436,842)	3,458,620	(273,477)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	0	N/A	N/A	(734,945)	(949,537)
Institutional Class	0	0	0	0	(68,202)	(98,013)
From net realized capital gains
Retail Class	0	(433)	N/A	N/A	(1,268,496)	(3,075,829)
Institutional Class	0	(5,175)	0	0	(95,772)	(270,948)
From tax return of capital
Retail Class	0	0	N/A	N/A	0	0
Institutional Class	0	0	0	0	0	0
Decrease in net assets from distributions to shareholders	0	(5,608)	0	0	(2,167,415)	(4,394,327)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	219,775	21,117	N/A	N/A	9,128,468	385,740
Institutional Class	1,423,810	1,855,878	1,247,021	2,902,464	884,366	475,082
Shares issued in reinvestment of distributions
Retail Class	0	433	N/A	N/A	1,794,855	3,490,608
Institutional Class	0	4,916	0	0	162,654	368,961
Cost of shares redeemed
Retail Class	(27,657)	(95,267)	N/A	N/A	(5,425,825)	(8,409,712)
Institutional Class	(4,146,248)	(3,683,250)	(19,391,204)	(26,708,365)	(1,077,539)	(1,816,196)
Net increase/(decrease) resulting from beneficial interest transactions	(2,530,320)	(1,896,173)	(18,144,183)	(23,805,901)	5,466,979	(5,505,517)
Redemption Fees	1,977	0	0	0	0	0
Net Increase/(Decrease) in Net Assets	(2,247,544)	(2,151,452)	(23,587,613)	(32,242,743)	6,758,184	(10,173,321)

Net Assets:
Beginning of year	6,510,252	8,661,704	58,504,375	90,747,118	41,004,616	51,177,937
End of year*	$4,262,708	$6,510,252	$34,916,762	$58,504,375	$47,762,800	$41,004,616
*Accumulated net investment income/(loss) of:	$852	$1,010	$(36,322)	$(36,640)	$(44,034)	$(35,802)

(a)	Prior to December 27, 2016 known as the Westcore Select Fund – Retail Class.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.

See Notes to Financial Statements.

  |  2016 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Large-Cap Dividend Fund(a)		Westcore Mid-Cap Value Dividend Fund			Westcore Mid-Cap Value Dividend Fund II(b)
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$42,211	$(104,727)	$682,873		$533,392	$(234,044)	$(502,458)
Net realized gain/(loss)	5,072,246	6,493,539	4,854,819		5,951,697	456,744	3,345,835
Change in unrealized net appreciation/(depreciation)	(5,408,631)	(4,734,769)	8,303,334		(7,228,038)	(4,439,249)	(7,207,646)
Net increase/(decrease) in net assets resulting from operations	(294,174)	1,654,043	13,841,026		(742,949)	(4,216,549)	(4,364,269)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	0	(613,443)		(449,995)	(13,996)	0
Institutional Class	0	0	(136,683	)(c)	N/A	(1,156)	0
From net realized capital gains
Retail Class	(3,723,393)	(8,039,484)	(1,432,308)		(5,337,643)	0	(3,980,511)
Institutional Class	(773,092)	(1,655,574)	(1,201,077	)(c)	N/A	0	(1,119,359)
From tax return of capital
Retail Class	0	0	0		0	0	0
Institutional Class	0	0	0	(c)	N/A	0	0
Decrease in net assets from distributions to shareholders	(4,496,485)	(9,695,058)	(3,383,511)		(5,787,638)	(15,152)	(5,099,870)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	1,100,614	2,868,139	27,536,668		8,775,535	2,118,108	4,605,322
Institutional Class	342,085	1,103,291	35,794,394	(c)	N/A	1,467,835	1,800,093
Shares issued in reinvestment of distributions
Retail Class	3,680,147	7,949,926	1,977,573		5,692,171	13,685	3,924,072
Institutional Class	773,092	1,655,574	1,337,760	(c)	N/A	1,156	1,119,359
Cost of shares redeemed
Retail Class	(13,748,298)	(13,188,487)	(46,954,046)		(14,597,145)	(28,426,035)	(12,226,920)
Institutional Class	(4,709,139)	(3,312,325)	(1,516,354	)(c)	N/A	(16,944,897)	(2,949,285)
Net increase/(decrease) resulting from beneficial interest transactions	(12,561,499)	(2,923,882)	18,175,995		(129,439)	(41,770,148)	(3,727,359)
Redemption Fees	0	0	0		0	0	0
Net Increase/(Decrease) in Net Assets	(17,352,158)	(10,964,897)	28,633,510		(6,660,026)	(46,001,849)	(13,191,498)

Net Assets:
Beginning of year	29,958,751	40,923,648	51,742,011		58,402,037	81,793,302	94,984,800
End of year*	$12,606,593	$29,958,751	$80,375,521		$51,742,011	$35,791,453	$81,793,302
*Accumulated net investment income/(loss) of:	$(31,336)	$(38,551)	$92,100		$78,819	$(249,768)	$(255,106)

(a)	Prior to December 27, 2016 known as the Westcore Growth Fund.
(b)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund.
(c)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Smid-Cap Value Dividend Fund(a)	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund
	Period Ended December 31, 2016	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$465	$2,156,748	$2,953,237	$45,563	$(18,271)
Net realized gain/(loss)	(15)	20,103,819	27,099,932	178,621	2,432,437
Change in unrealized net appreciation/(depreciation)	(2,936)	29,286,310	(52,252,936)	1,879,897	(3,374,549)
Net increase/(decrease) in net assets resulting from operations	(2,486)	51,546,877	(22,199,767)	2,104,081	(960,383)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(1,224,558)	(683,768)	(44,312)	0
Institutional Class	0	(2,025,232)	(1,116,177)	N/A	N/A
From net realized capital gains
Retail Class	0	(6,333,468)	(12,009,487)	(403,967)	(1,707,651)
Institutional Class	0	(8,962,910)	(15,245,321)	N/A	N/A
From tax return of capital
Retail Class	0	0	0	0	0
Institutional Class	0	0	0	N/A	N/A
Decrease in net assets from distributions to shareholders	0	(18,546,168)	(29,054,753)	(448,279)	(1,707,651)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	120,010	24,784,341	15,702,896	2,341,447	11,089,397
Institutional Class	250,010	44,803,603	31,752,130	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	5,757,955	10,459,838	448,124	1,694,661
Institutional Class	0	10,446,807	15,431,195	N/A	N/A
Cost of shares redeemed
Retail Class	0	(36,226,778)	(66,653,260)	(11,924,376)	(26,536,376)
Institutional Class	0	(50,406,292)	(102,594,526)	N/A	N/A
Net increase/(decrease) resulting from beneficial interest transactions	370,020	(840,364)	(95,901,727)	(9,134,805)	13,752,318
Redemption Fees	0	0	0	4,455	302
Net Increase/(Decrease) in Net Assets	367,534	32,160,345	(147,156,247)	(7,474,548)	(16,420,050)

Net Assets:
Beginning of year	0	184,455,270	331,611,517	20,786,019	37,206,069
End of period*	$367,534	$216,615,615	$184,455,270	$13,311,471	$20,786,019
*Accumulated net investment income/(loss) of:	$483	$273,845	$1,187,905	$(888)	$(2,139)

(a)	Commenced operations on December 19, 2016.

See Notes to Financial Statements.

| 2016 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore International Small-Cap Fund			Westcore Flexible Income Fund		Westcore Plus Bond Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$440,526		$3,137,689	$3,173,030	$3,123,774	$40,288,624	$42,529,974
Net realized gain/(loss)	(4,228,697)		(1,624,260)	353,696	913,318	3,933,255	3,907,043
Change in unrealized net appreciation/(depreciation)	4,288,688		230,245	4,256,608	(4,927,916)	8,858,255	(45,629,551)
Net increase/(decrease) in net assets resulting from operations	500,517		1,743,674	7,783,334	(890,824)	53,080,134	807,466

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(2,394,450)		(5,000,029)	(2,468,840)	(2,738,506)	(40,035,547)	(42,349,217)
Institutional Class	(283,367	)(a)	N/A	(695,466)	(462,841)	(3,885,093)	(4,571,415)
From net realized capital gains
Retail Class	0		(2,932,846)	0	0	(301,101)	(3,721,691)
Institutional Class	0	(a)	N/A	0	0	(29,219)	(311,296)
From tax return of capital
Retail Class	0		0	0	(6,600)	0	0
Institutional Class	0	(a)	N/A	0	(1,116)	0	0
Decrease in net assets from distributions to shareholders	(2,677,817)		(7,932,875)	(3,164,306)	(3,209,063)	(44,250,960)	(50,953,619)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	11,306,610		29,059,471	22,497,041	9,023,532	241,684,616	324,075,690
Institutional Class	21,928,969	(a)	N/A	10,182,996	10,507,930	64,856,773	61,958,500
Shares issued in reinvestment of distributions
Retail Class	2,321,253		7,811,167	2,345,925	2,587,614	39,418,686	44,880,787
Institutional Class	283,367	(a)	N/A	685,606	462,003	3,647,587	4,673,927
Cost of shares redeemed
Retail Class	(62,490,978)		(225,115,305)	(18,195,608)	(21,358,333)	(533,005,393)	(368,386,453)
Institutional Class	(1,290,670	)(a)	N/A	(4,824,784)	(3,832,219)	(54,771,744)	(106,119,575)
Net increase/(decrease) resulting from beneficial interest transactions	(27,941,449)		(188,244,667)	12,691,176	(2,609,473)	(238,169,475)	(38,917,124)
Redemption Fees	0		0	15,224	44	0	0
Net Increase/(Decrease) in Net Assets	(30,118,749)		(194,433,868)	17,325,428	(6,709,316)	(229,340,301)	(89,063,277)

Net Assets:
Beginning of year	100,223,357		294,657,225	58,160,202	64,869,518	1,417,760,294	1,506,823,571
End of year*	$70,104,608		$100,223,357	$75,485,630	$58,160,202	$1,188,419,993	$1,417,760,294
*Accumulated net investment loss of:	$(1,807,506)		$(1,449,228)	$(18,573)	$(28,293)	$141,463	$(73,619)

(a)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

STATEMENTS OF CHANGES IN NET ASSETS

	Westcore Municipal Opportunities Fund(a)	Westcore Colorado Tax-Exempt Fund
	Period Ended December 31, 2016	Year Ended December 31, 2016		Year Ended December 31, 2015
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$286	$5,784,471		$4,784,822
Net realized gain/(loss)	0	(132,085)		(3,308)
Change in unrealized net appreciation/(depreciation)	10,601	(6,859,779)		389,121
Net increase/(decrease) in net assets resulting from operations	10,887	(1,207,393)		5,170,635

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	(5,513,282)		(4,766,141)
Institutional Class	0	(336,259	)(b)	N/A
From net realized capital gains
Retail Class	0	(440,343)		0
Institutional Class	0	(69,011	)(b)	N/A
From tax return of capital
Retail Class	0	0		0
Institutional Class	0	0	(b)	N/A
Decrease in net assets from distributions to shareholders	0	(6,358,895)		(4,766,141)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	400,022	73,060,040		58,650,335
Institutional Class	350,010	35,576,527	(b)	N/A
Shares issued in reinvestment of distributions
Retail Class	0	5,495,420		4,366,839
Institutional Class	0	395,641	(b)	N/A
Cost of shares redeemed
Retail Class	0	(69,121,941)		(29,473,379)
Institutional Class	0	(4,965,168	)(b)	N/A
Net increase/(decrease) resulting from beneficial interest transactions	750,032	40,440,519		33,543,795
Redemption Fees	0	0		0
Net Increase/(Decrease) in Net Assets	760,919	32,874,231		33,948,289

Net Assets:
Beginning of year	0	192,920,102		158,971,813
End of period*	$760,919	$225,794,333		$192,920,102
*Accumulated net investment income/(loss) of:	$301	$(32,677)		$(8,400)

(a)	Commenced operations on December 19, 2016.
(b)	The Fund added an institutional share class on April 29, 2016.

See Notes to Financial Statements.

| 2016 Annual Report

INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)		Net Realized And Unrealized Gain/ (Loss) on Investments	Total Income/ (Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE SMALL-CAP GROWTH FUND
Retail Class
12/31/16	$10.01	$(0.09)		$0.97	$0.88	$(0.00)	$(0.00)	$(0.00)	$(0.00)
12/31/15	10.52	(0.11)		(0.39)	(0.50)	(0.00)	(0.01)	(0.00)	(0.01)
12/31/14	10.13	(0.10)		0.49	0.39	(0.00)	(0.00)	(0.00)	(0.00)
12/31/13 (d)	10.00	(0.00	)(c)	0.13	0.13	(0.00)	(0.00)	(0.00)	(0.00)
Institutional Class
12/31/16	10.09	(0.06)		0.98	0.92	(0.00)	(0.00)	(0.00)	(0.00)
12/31/15	10.56	(0.07)		(0.39)	(0.46)	(0.00)	(0.01)	(0.00)	(0.01)
12/31/14	10.13	(0.04)		0.47	0.43	(0.00)	(0.00)	(0.00)	(0.00)
12/31/13 (d)	10.00	(0.00	)(c)	0.13	0.13	(0.00)	(0.00)	(0.00)	(0.00)
WESTCORE SMALL-CAP GROWTH FUND II
Institutional Class
12/31/16 (h)	22.32	(0.09)		(2.08)	(2.17)	(0.00)	(0.00)	(0.00)	(0.00)
12/31/15	25.31	(0.19)		(2.80)	(2.99)	(0.00)	(0.00)	(0.00)	(0.00)
12/31/14	24.21	(0.17)		1.27	1.10	(0.00)	(0.00)	(0.00)	(0.00)
12/31/13	16.60	(0.14)		7.75	7.61	(0.00)	(0.00)	(0.00)	(0.00)
12/31/12	18.71	(0.09)		(2.02)	(2.11)	(0.00)	(0.00)	(0.00)	(0.00)

(a)	Calculated using the average shares method.
(b)	Ratios before fee waivers for startup periods may not be representative of long term operating results.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Commenced operations on December 20, 2013.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)
Net expense ratio is significantly less than expected rate in prospectus of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.

(h)	Prior to December 27, 2016 known as the Westcore Select Fund – Retail Class.

| 2016 Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers/ Reimbursements		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers/ Reimbursements		Portfolio Turnover Rate
$0.00		$10.89	8.79%		$744	1.30%		5.93%		(0.87%)		(5.50%)		81%
0.00		10.01	(4.77%)		499	1.30%		4.96	%(b)	(1.03%)		(4.69%)		69%
0.00	(c)	10.52	3.85%		599	1.30%		5.18	%(b)	(1.01%)		(4.89	%)(b)	89%
0.00		10.13	1.30	%(e)	69	1.30	%(f)	12.91	%(b)(f)	(0.98	%)(f)	(12.60	%)(b)(f)	0	%(e)

0.00	(c)	11.01	9.12%		3,519	1.05	%(g)	2.63%		(0.65%)		(2.22%)		81%
0.00		10.09	(4.37%)		6,011	0.88	%(g)	2.21	%(b)	(0.61%)		(1.94%)		69%
0.00	(c)	10.56	4.24%		8,063	0.76	%(g)	3.61	%(b)	(0.44%)		(3.29	%)(b)	89%
0.00		10.13	1.30	%(e)	2,314	1.06	%(f)	12.52	%(b)(f)	(0.75	%)(f)	(12.22	%)(b)(f)	0	%(e)

0.00		20.15	(9.72%)		34,917	1.15%		1.24%		(0.43%)		(0.52%)		182%
0.00		22.32	(11.81%)		58,504	1.09%		1.09%		(0.76%)		(0.76%)		67%
0.00		25.31	4.54%		90,747	1.09%		1.09%		(0.68%)		(0.68%)		115%
0.00		24.21	45.84%		111,058	1.08%		1.08%		(0.70%)		(0.70%)		106%
0.00	(c)	16.60	(11.28%)		178,503	1.06%		1.06%		(0.50%)		(0.50%)		167%

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)	Net Realized And Unrealized Gain/(Loss) on Investments		Total Income/(Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE GLOBAL LARGE-CAP DIVIDEND FUND
Retail Class
12/31/16 (b)	$9.45	$0.17	$0.63		$0.80	$(0.18)	$(0.28)	$(0.00)	$(0.46)
12/31/15	10.57	0.23	(0.30)		(0.07)	(0.23)	(0.82)	(0.00)	(1.05)
12/31/14	10.91	0.19	0.28		0.47	(0.19)	(0.62)	(0.00)	(0.81)
12/31/13 (c)	12.00	0.18	2.68		2.86	(0.21)	(3.74)	(0.00)	(3.95)
12/31/12	11.49	0.14	1.40		1.54	(0.16)	(0.87)	(0.00)	(1.03)
Institutional Class
12/31/16 (b)	9.39	0.20	0.60		0.80	(0.20)	(0.28)	(0.00)	(0.48)
12/31/15	10.51	0.25	(0.30)		(0.05)	(0.25)	(0.82)	(0.00)	(1.07)
12/31/14	10.85	0.21	0.28		0.49	(0.21)	(0.62)	(0.00)	(0.83)
12/31/13 (c)	11.96	0.20	2.67		2.87	(0.24)	(3.74)	(0.00)	(3.98)
12/31/12	11.46	0.17	1.39		1.56	(0.19)	(0.87)	(0.00)	(1.06)
WESTCORE LARGE-CAP DIVIDEND FUND
Retail Class
12/31/16(f)	8.96	0.01	(0.01)		0.00	(0.00)	(2.58)	(0.00)	(2.58)
12/31/15	12.72	(0.04)	0.60		0.56	(0.00)	(4.32)	(0.00)	(4.32)
12/31/14	15.98	(0.03)	1.04		1.01	(0.00)	(4.27)	(0.00)	(4.27)
12/31/13	14.07	(0.03)	4.62		4.59	(0.00)	(2.68)	(0.00)	(2.68)
12/31/12	12.46	0.05	1.83		1.88	(0.05)	(0.22)	(0.00)	(0.27)
Institutional Class
12/31/16 (f)	9.16	0.03	(0.00	)(e)	0.03	(0.00)	(2.58)	(0.00)	(2.58)
12/31/15	12.88	(0.02)	0.62		0.60	(0.00)	(4.32)	(0.00)	(4.32)
12/31/14	16.10	0.00 (e)	1.05		1.05	(0.00)	(4.27)	(0.00)	(4.27)
12/31/13	14.14	0.01	4.63		4.64	(0.00)	(2.68)	(0.00)	(2.68)
12/31/12	12.50	0.04	1.88		1.92	(0.06)	(0.22)	(0.00)	(0.28)

(a)	Calculated using the average shares method.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(d)	Contractual expense limitation change from 1.15% to 0.99% effective September 1, 2013.
(e)	Less than $0.005 and $(0.005) per share.
(f)	Prior to December 27, 2016 known as the Westcore Growth Fund.

| 2016 Annual Report

							Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return	Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers/ Reimbursements	Ratio of Net Investment Income/(Loss) to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers/ Reimbursements	Portfolio Turnover Rate
$0.00		$9.79	8.58%	$44,296	0.99%		1.22%	1.79%	1.56%	61%
0.00		9.45	(0.56%)	37,613	0.99%		1.17%	2.19%	2.01%	65%
0.00		10.57	4.43%	46,432	0.99%		1.14%	1.67%	1.52%	18%
0.00		10.91	24.53%	53,780	1.10	%(d)	1.14%	1.31%	1.27%	91%
0.00	(e)	12.00	13.39%	55,215	1.15%		1.17%	1.13%	1.11%	9%

0.00		9.71	8.63%	3,466	0.81%		1.21%	2.01%	1.61%	61%
0.00		9.39	(0.42%)	3,391	0.82%		1.05%	2.38%	2.15%	65%
0.00		10.51	4.66%	4,746	0.82%		1.01%	1.88%	1.69%	18%
0.00		10.85	24.72%	6,021	0.92%		0.98%	1.49%	1.43%	91%
0.00	(e)	11.96	13.66%	6,612	0.92%		1.06%	1.35%	1.21%	9%

0.00		6.38	(0.38%)	12,061	1.15%		1.30%	0.14%	(0.01%)	112%
0.00		8.96	4.43%	24,942	1.15%		1.17%	(0.34%)	(0.36%)	96%
0.00		12.72	6.79%	33,954	1.11%		1.11%	(0.21%)	(0.21%)	144%
0.00		15.98	32.93%	69,632	1.09%		1.09%	(0.17%)	(0.17%)	182%
0.00	(e)	14.07	15.13%	66,514	1.11%		1.11%	0.36%	0.36%	167%

0.00		6.61	0.01%	546	0.91%		1.49%	0.37%	(0.21%)	112%
0.00		9.16	4.68%	5,016	0.95%		1.28%	(0.15%)	(0.48%)	96%
0.00		12.88	6.98%	6,970	0.91%		1.05%	0.00%	(0.14%)	144%
0.00		16.10	33.13%	9,236	0.89%		1.15%	0.06%	(0.20%)	182%
0.00	(e)	14.14	15.37%	4,564	0.92%		1.32%	0.31%	(0.09%)	167%

See Notes to Financial Statements.

| p: 800.392.CORE (2673) | www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)	Net Realized And Unrealized Gain/(Loss) on Investments	Total Income/(Loss) from Investment Operations	Dividends from Net Investment Income		Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE MID-CAP VALUE DIVIDEND FUND
Retail Class
12/31/16	$23.47	$0.24	$5.11	$5.35	$(0.41)		$(0.95)	$(0.00)	$(1.36)
12/31/15	26.87	0.26	(0.68)	(0.42)	(0.23)		(2.75)	(0.00)	(2.98)
12/31/14	26.01	0.26	2.98	3.24	(0.30)		(2.08)	(0.00)	(2.38)
12/31/13 (b)	20.11	0.23	5.91	6.14	(0.24)		(0.00)	(0.00)	(0.24)
12/31/12	18.10	0.19	2.05	2.24	(0.23)		(0.00)	(0.00)	(0.23)
Institutional Class
12/31/16 (d)	24.89	0.31	3.67	3.98	(0.11)		(0.95)	(0.00)	(1.06)
WESTCORE MID-CAP VALUE DIVIDEND FUND II
Retail Class
12/31/16 (g)	4.78	(0.02)	(0.28)	(0.30)	(0.00	)(c)	(0.00)	(0.00)	(0.00)
12/31/15	5.37	(0.03)	(0.25)	(0.28)	(0.00)		(0.31)	(0.00)	(0.31)
12/31/14	6.65	(0.04)	0.32	0.28	(0.00)		(1.56)	(0.00)	(1.56)
12/31/13	6.11	(0.05)	2.75	2.70	(0.00)		(2.16)	(0.00)	(2.16)
12/31/12	5.90	(0.01)	0.28	0.27	(0.00)		(0.06)	(0.00)	(0.06)
Institutional Class
12/31/16 (g)	4.89	(0.01)	(0.27)	(0.28)	(0.00	)(c)	(0.00)	(0.00)	(0.00)
12/31/15	5.48	(0.02)	(0.26)	(0.28)	(0.00)		(0.31)	(0.00)	(0.31)
12/31/14	6.74	(0.03)	0.33	0.30	(0.00)		(1.56)	(0.00)	(1.56)
12/31/13	6.16	(0.04)	2.78	2.74	(0.00)		(2.16)	(0.00)	(2.16)
12/31/12	5.93	0.00 (c)	0.29	0.29	(0.00)		(0.06)	(0.00)	(0.06)

(a)	Calculated using the average shares method.
(b)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.
(c)	Less than $0.005 and $(0.005) per share.
(d)	The Fund added an institutional share class on April 29, 2016.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund.
(h)	Portfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

  |  2016 Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers/ Reimbursements		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers/ Reimbursements		Portfolio Turnover Rate
$0.00		$27.46	22.76%		$44,021	1.25%		1.28%		0.97%		0.94%		78%
0.00		23.47	(1.50%)		51,742	1.20%		1.20%		0.96%		0.96%		62%
0.00		26.87	12.69%		58,402	1.19%		1.19%		0.95%		0.95%		51%
0.00		26.01	30.57%		53,282	1.24%		1.24%		0.96%		0.96%		51%
0.00	(c)	20.11	12.39%		40,341	1.25%		1.26%		0.96%		0.96%		21%

0.00		27.81	15.96	%(e)	36,355	1.00	%(f)	1.15	%(f)	1.67	%(f)	1.52	%(f)	78	%(e)(h)
0.00		4.48	(6.24%)		34,069	1.12%		1.12%		(0.42%)		(0.43%)		158%
0.00		4.78	(5.08%)		63,675	1.03%		1.03%		(0.56%)		(0.56%)		61%
0.00		5.37	4.56%		74,747	1.03%		1.03%		(0.61%)		(0.61%)		88%
0.00		6.65	44.67%		83,008	1.05%		1.05%		(0.67%)		(0.67%)		117%
0.00	(c)	6.11	4.64%		74,221	1.05%		1.05%		(0.12%)		(0.12%)		114%

0.00		4.61	(5.69%)		1,723	0.93%		1.08%		(0.28%)		(0.43%)		158%
0.00		4.89	(4.98%)		18,119	0.89%		0.97%		(0.43%)		(0.51%)		61%
0.00		5.48	4.79%		20,238	0.89%		0.98%		(0.46%)		(0.55%)		88%
0.00		6.74	44.94%		15,231	0.88%		0.95%		(0.53%)		(0.60%)		117%
0.00	(c)	6.16	4.96%		33,482	0.87%		0.93%		0.06%		0.01%		114%

See Notes to Financial Statements.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)	Net Realized And Unrealized Gain/(Loss) on Investments	Total Income/(Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE SMID-CAP VALUE DIVIDEND FUND
Retail Class
12/31/16 (b)	$10.00	$0.01	$(0.08)	$(0.07)	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Institutional Class
12/31/16 (b)	10.00	0.01	(0.08)	(0.07)	(0.00)	(0.00)	(0.00)	(0.00)
WESTCORE SMALL-CAP VALUE DIVIDEND FUND
Retail Class
12/31/16	10.52	0.11	3.02	3.13	(0.18)	(0.95)	(0.00)	(1.13)
12/31/15	13.45	0.13	(1.22)	(1.08)	(0.10)	(1.75)	(0.00)	(1.85)
12/31/14	14.38	0.14	0.75	0.89	(0.15)	(1.67)	(0.00)	(1.82)
12/31/13 (f)	12.65	0.11	4.45	4.56	(0.13)	(2.70)	(0.00)	(2.83)
12/31/12	11.82	0.11	1.03	1.14	(0.13)	(0.18)	(0.00)	(0.31)
Institutional Class
12/31/16	10.53	0.14	3.02	3.16	(0.21)	(0.95)	(0.00)	(1.16)
12/31/15	13.47	0.15	(1.21)	(1.06)	(0.13)	(1.75)	(0.00)	(1.88)
12/31/14	14.40	0.17	0.74	0.91	(0.17)	(1.67)	(0.00)	(1.84)
12/31/13 (f)	12.64	0.14	4.46	4.60	(0.14)	(2.70)	(0.00)	(2.84)
12/31/12	11.80	0.13	1.02	1.15	(0.13)	(0.18)	(0.00)	(0.31)

(a)	Calculated using the average shares method.
(b)	Commenced operations on December 19, 2016.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Less than $0.005 and $(0.005) per share.
(f)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

  |  2016 Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers/ Reimbursements		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers/ Reimbursements		Portfolio Turnover Rate
$0.00		$9.93	(0.70	%)(c)	$119	1.20	%(d)	42.02	%(d)(g)	3.44	%(d)	(37.38	%)(d)(g)	2	%(c)

0.00		9.93	(0.70	%)(c)	248	1.07	%(d)	34.17	%(d)(g)	3.59	%(d)	(29.51	%)(d)(g)	2	%(c)
0.00		12.52	29.72%		86,518	1.30%		1.45%		0.99%		0.84%		96%
0.00		10.52	(8.13%)		79,038	1.30%		1.39%		0.99%		0.90%		74%
0.00	(e)	13.45	6.46%		141,445	1.30%		1.40%		0.97%		0.87%		70%
0.00		14.38	36.49%		169,821	1.30%		1.39%		0.76%		0.67%		53%
0.00	(e)	12.65	9.69%		189,858	1.30%		1.39%		0.87%		0.78%		35%

0.00		12.53	29.98%		130,098	1.08%		1.24%		1.24%		1.08%		96%
0.00		10.53	(7.98%)		105,418	1.13%		1.22%		1.15%		1.06%		74%
0.00	(e)	13.47	6.62%		190,166	1.11%		1.21%		1.20%		1.10%		70%
0.00		14.40	36.86%		147,374	1.12%		1.22%		0.94%		0.84%		53%
0.00	(e)	12.64	9.78%		124,052	1.14%		1.24%		1.07%		0.96%		35%

See Notes to Financial Statements.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)		Net Realized And Unrealized Gain/(Loss) on Investments	Total Income/(Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE MICRO-CAP OPPORTUNITY FUND
Retail Class
12/31/16	$15.74	$0.05		$3.80	$3.85	$(0.06)	$(0.59)	$(0.00)	$(0.65)
12/31/15	17.96	(0.01)		(0.88)	(0.89)	(0.00)	(1.33)	(0.00)	(1.33)
12/31/14	17.69	(0.01)		0.44	0.43	(0.00)	(0.16)	(0.00)	(0.16)
12/31/13	12.35	(0.00	)(b)	5.70	5.70	(0.01)	(0.35)	(0.00)	(0.36)
12/31/12	11.15	0.11		1.62	1.73	(0.14)	(0.39)	(0.00)	(0.53)
WESTCORE INTERNATIONAL SMALL-CAP FUND
Retail Class
12/31/16	15.59	0.08		0.15	0.23	(0.74)	(0.00)	(0.00)	(0.74)
12/31/15	16.71	0.23		(0.09)	0.14	(0.79)	(0.47)	(0.00)	(1.26)
12/31/14	21.26	0.33		(4.34)	(4.01)	(0.01)	(0.53)	(0.00)	(0.54)
12/31/13	17.94	0.35		3.63	3.98	(0.66)	(0.00)	(0.00)	(0.66)
12/31/12	14.55	0.37		3.24	3.61	(0.22)	(0.00)	(0.00)	(0.22)
Institutional Class
12/31/16 (c)	15.76	0.11		(0.01)	0.10	(0.22)	(0.00)	(0.00)	(0.22)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	The Fund added an institutional share class on April 29, 2016.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Portfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.
(g)	Contractual expense limitation change from 1.50% to 1.44% effective April 29, 2016.

  |  2016 Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers/ Reimbursements		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers/ Reimbursements		Portfolio Turnover Rate
$0.00	(b)	$18.94	24.49%		$13,311	1.30%		2.09%		0.33%		(0.46%)		43%
0.00	(b)	15.74	(4.92%)		20,786	1.30%		1.66%		0.06%		(0.42%)		105%
0.00	(b)	17.96	2.49%		37,206	1.30%		1.60%		(0.05%)		(0.35%)		72%
0.00		17.69	46.20%		20,787	1.30%		1.95%		(0.01%)		(0.66%)		52%
0.00	(b)	12.35	15.60%		2,986	1.30%		4.71%		0.94%		(2.47%)		132%
0.00		15.08	1.60%		49,746	1.46	%(g)	1.77%		0.51%		0.20%		44%
0.00		15.59	1.05%		100,223	1.50%		1.62%		1.35%		1.23%		44%
0.00		16.71	(18.82%)		294,657	1.50%		1.58%		1.65%		1.57%		40%
0.00	(b)	21.26	22.36%		480,789	1.50%		1.63%		1.82%		1.69%		57%
0.00	(b)	17.94	24.84%		327,825	1.50%		1.65%		2.22%		2.07%		14%

0.00		15.64	0.66	%(d)	20,358	1.19	%(e)	1.65	%(e)	1.06	%(e)	0.60	%(e)	44	%(d)(f)

See Notes to Financial Statements.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions

Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)	Net Realized And Unrealized Gain/(Loss) on Investments	Total Income/(Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments		Tax Return of Capital		Total Distributions
WESTCORE FLEXIBLE INCOME FUND
Retail Class
12/31/16	$8.23	$0.40	$0.63	$1.03	$(0.40)	$(0.00)		$(0.00)		$(0.40)
12/31/15	8.80	0.42	(0.55)	(0.13)	(0.44)	(0.00)		(0.00	)(b)	(0.44)
12/31/14	8.83	0.46	(0.02)	0.44	(0.47)	(0.00)		(0.00)		(0.47)
12/31/13	8.94	0.49	(0.12)	0.37	(0.48)	(0.00)		(0.00)		(0.48)
12/31/12	8.57	0.50	0.38	0.88	(0.51)	(0.00)		(0.00)		(0.51)
Institutional Class
12/31/16	8.12	0.41	0.62	1.03	(0.41)	(0.00)		(0.00)		(0.41)
12/31/15	8.68	0.43	(0.55)	(0.12)	(0.44)	(0.00)		(0.00	)(b)	(0.44)
12/31/14	8.71	0.47	(0.02)	0.45	(0.48)	(0.00)		(0.00)		(0.48)
12/31/13	8.82	0.49	(0.11)	0.38	(0.49)	(0.00)		(0.00)		(0.49)
12/31/12	8.43	0.50	0.38	0.88	(0.49)	(0.00)		(0.00)		(0.49)
WESTCORE PLUS BOND FUND
Retail Class
12/31/16	10.55	0.33	0.07	0.40	(0.36)	(0.00	)(b)	(0.00)		(0.36)
12/31/15	10.92	0.31	(0.31)	0.00	(0.34)	(0.03)		(0.00)		(0.37)
12/31/14	10.71	0.34	0.28	0.62	(0.35)	(0.06)		(0.00)		(0.41)
12/31/13	11.24	0.34	(0.48)	(0.14)	(0.38)	(0.01)		(0.00)		(0.39)
12/31/12	11.04	0.40	0.21	0.61	(0.40)	(0.01)		(0.00)		(0.41)
Institutional Class
12/31/16	10.43	0.34	0.08	0.42	(0.37)	(0.00	)(b)	(0.00)		(0.37)
12/31/15	10.79	0.32	(0.29)	0.03	(0.36)	(0.03)		(0.00)		(0.39)
12/31/14	10.59	0.35	0.28	0.63	(0.37)	(0.06)		(0.00)		(0.43)
12/31/13	11.11	0.36	(0.48)	(0.12)	(0.39)	(0.01)		(0.00)		(0.40)
12/31/12	10.92	0.42	0.20	0.62	(0.42)	(0.01)		(0.00)		(0.43)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.

  |  2016 Annual Report

				Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return	Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Without Fee Waivers/ Reimbursements	Ratio of Net Investment Income/(Loss) to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers/ Reimbursements	Portfolio Turnover Rate
$0.00	(b)	$8.86	12.75%	$56,997	0.85%	0.95%	4.63%	4.53%	47%
0.00	(b)	8.23	(1.64%)	46,725	0.85%	0.98%	4.86%	4.73%	37%
0.00	(b)	8.80	5.01%	59,734	0.85%	0.88%	5.16%	5.13%	37%
0.00	(b)	8.83	4.31%	61,608	0.85%	0.91%	5.49%	5.43%	15%
0.00	(b)	8.94	10.49%	74,206	0.85%	0.90%	5.69%	5.65%	34%

0.01		8.75	13.10%	18,488	0.63%	0.84%	4.85%	4.64%	47%
0.00	(b)	8.12	(1.51%)	11,435	0.72%	1.03%	5.06%	4.75%	37%
0.00	(b)	8.68	5.21%	5,135	0.67%	1.04%	5.36%	4.99%	37%
0.00	(b)	8.71	4.45%	4,507	0.69%	1.11%	5.64%	5.22%	15%
0.00	(b)	8.82	10.74%	6,468	0.71%	1.30%	5.76%	5.16%	34%

0.00		10.59	3.82%	1,066,591	0.55%	0.78%	3.03%	2.80%	52%
0.00		10.55	0.01%	1,309,659	0.55%	0.70%	2.87%	2.72%	51%
0.00		10.92	5.90%	1,354,837	0.55%	0.70%	3.08%	2.93%	62%
0.00		10.71	(1.23%)	1,211,518	0.55%	0.72%	3.12%	2.95%	50%
0.00	(b)	11.24	5.67%	1,457,800	0.55%	0.75%	3.61%	3.41%	32%

0.00		10.48	4.01%	121,829	0.38%	0.56%	3.20%	3.02%	52%
0.00		10.43	0.23%	108,101	0.42%	0.55%	2.99%	2.86%	51%
0.00		10.79	6.02%	151,986	0.42%	0.55%	3.22%	3.09%	62%
0.00		10.59	(1.05%)	227,245	0.38%	0.55%	3.29%	3.12%	50%
0.00	(b)	11.11	5.74%	241,714	0.40%	0.59%	3.76%	3.57%	32%

See Notes to Financial Statements.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions
Year or Period Ended	Net Asset Value Beginning of the Period	Net Investment Income/(Loss)(a)		Net Realized And Unrealized Gain/(Loss) on Investments	Total Income/(Loss) from Investment Operations	Dividends from Net Investment Income	Dividends From Net Realized Gain on Investments	Tax Return of Capital	Total Distributions
WESTCORE MUNICIPAL OPPORTUNITIES FUND
Retail Class
12/31/16 (b)	$10.00	$0.00	(c)	$0.15	$0.15	$(0.00)	$(0.00)	$(0.00)	$(0.00)
Institutional Class
12/31/16 (b)	10.00	0.00	(c)	0.15	0.15	(0.00)	(0.00)	(0.00)	(0.00)
WESTCORE COLORADO TAX-EXEMPT FUND
Retail Class
12/31/16	11.66	0.31		(0.31)	0.00	(0.31)	(0.03)	(0.00)	(0.34)
12/31/15	11.63	0.32		0.02	0.34	(0.31)	(0.00)	(0.00)	(0.31)
12/31/14	11.16	0.33		0.47	0.80	(0.33)	(0.00)	(0.00)	(0.33)
12/31/13	11.81	0.35		(0.65)	(0.30)	(0.35)	(0.00)	(0.00)	(0.35)
12/31/12	11.54	0.37		0.27	0.64	(0.37)	(0.00)	(0.00)	(0.37)
Institutional Class
12/31/16 (f)	11.79	0.22		(0.44)	(0.22)	(0.20)	(0.03)	(0.00)	(0.23)

(a)	Calculated using the average shares method.
(b)	Commenced operations on December 19, 2016.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	The Fund added an institutional share class on April 29, 2016.
(g)	Portfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.
(h)	Ratios before fee waivers for startup periods may not be representative of long term operating results. For the purpose of the ratio audit and tax preparation fees have not been annualized.

  |  2016 Annual Report

					Ratios/Supplemental Data
Paid-in Capital from Redemption Fees		Net Asset Value End of Period	Total Return		Net Assets, End of Period (in Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Fee Waivers/ Reimbursements		Ratio of Net Investment Income/(Loss) to Average Net Assets		Ratio of Net Investment Income/(Loss) to Average Net Assets Without Fee Waivers/ Reimbursements		Portfolio Turnover Rate
$0.00		$10.15	1.50	%(d)	$406	0.65	%(e)	19.11	%(e)(h)	1.05	%(e)	(17.41	%)(e)(h)	0	%(d)

0.00		10.15	1.50	%(d)	355	0.61	%(e)	19.48	%(e)(h)	1.08	%(e)	(17.79	%)(e)(h)	0	%(d)

0.00		11.32	(0.07%)		196,237	0.65%		0.84%		2.62%		2.43%		47%
0.00		11.66	3.02%		192,920	0.65%		0.77%		2.73%		2.61%		30%
0.00		11.63	7.23%		158,972	0.65%		0.77%		2.87%		2.75%		13%
0.00		11.16	(2.56%)		118,483	0.65%		0.80%		3.05%		2.90%		23%
0.00	(c)	11.81	5.57%		146,820	0.65%		0.81%		3.12%		2.96%		7%

0.00		11.34	(1.93%	)(d)	29,557	0.49	%(e)	0.68	%(e)	2.81	%(e)	2.62	%(e)	47	%(d)(g)

See Notes to Financial Statements.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Small-Cap Growth Fund, Westcore Small-Cap Growth Fund II (prior to December 27, 2016 known as Westcore Select Fund), Westcore Global Large-Cap Dividend Fund (prior to April 29, 2016 known as Westcore Blue Chip Dividend Fund), Westcore Large-Cap Dividend Fund (prior to December 27, 2016 known as Westcore Growth Fund), Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II (prior to December 27, 2016 known as Westcore MIDCO Growth Fund), Westcore Smid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund and Westcore Colorado Tax-Exempt Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Westcore Smid-Cap Value Dividend and Westcore Municipal Opportunities Funds commenced operations on December 19, 2016. All of the Funds offer Retail Class shares except Westcore Small-Cap Growth Fund II. The Westcore Small-Cap Growth, Westcore Small-Cap Growth Fund II, Westcore Global Large-Cap Dividend, Westcore Large-Cap Dividend, Westcore Mid-Cap Value Dividend (Institutional Class added on April 29, 2016), Westcore Mid-Cap Value Dividend II, Westcore Smid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore International Small-Cap (Institutional Class added on April 29, 2016), Westcore Flexible Income, Westcore Plus Bond, Westcore Municipal Opportunities and Westcore Colorado Tax-Exempt (Institutional Class added on April 29, 2016) Funds also offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over the counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

  |  2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2016, all Funds were primarily invested in securities traded on U.S. exchanges, except Westcore International Small-Cap Fund and Westcore Global Large-Cap Dividend Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Country Risk – As of December 31, 2016, the Westcore International Small-Cap Fund invested a significant percentage of its assets in Japan, Australia and the United Kingdom and the Westcore Global Large-Cap Dividend Fund invested a significant percentage of its assets in Switzerland. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector.  Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector.  If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the following Funds had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

	Expiring
	2017	2018
Westcore Flexible Income Fund	$9,408,999	$1,064,911

Capital loss carryovers used during the year ended December 31, 2016 for Westcore Flexible Income Fund and Westcore Colorado Tax-Exempt Fund were $354,715 and $72,751, respectively.

At December 31, 2016, the following Funds had available for federal income tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Small-Cap Growth Fund	$153,024	$0
Westcore Small-Cap Growth Fund II	81,600,418	5,399,441
Westcore Mid-Cap Value Dividend Fund II	633,807	0
Westcore International Small-Cap Fund	0	11,976,236
Westcore Flexible Income Fund	0	8,042,669

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

The following Funds elect to defer to their fiscal year ending December 31, 2017, capital losses recognized during the period from November 1, 2016 to December 31, 2016 in the amounts of:

Westcore Small-Cap Growth Fund II	$236,305
Westcore International Small-Cap Fund	34,433
Westcore Flexible Income Fund	30,292
Westcore Colorado Tax-Exempt Fund	729,815

The following Funds elect to defer to their fiscal year ending December 31, 2017, late year ordinary losses recognized during the period from  November 1, 2016 to December 31, 2016 in the amounts of:

Westcore Global Large-Cap Dividend Fund	$11,277
Westcore Mid-Cap Value Dividend Fund	57
Westcore International Small-Cap Fund	594,556

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2016, the Funds most recent year end, each Fund recorded the following reclassifications to the accounts listed below:

	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Westcore Small-Cap Growth Fund	$(34,355)	$34,355	$0
Westcore Small-Cap Growth Fund II	(193,760)	193,759	1
Westcore Global Large-Cap Dividend Fund	(1)	11,605	(11,604)
Westcore Large-Cap Dividend Fund	0	(34,996)	34,996
Westcore Mid-Cap Value Dividend Fund	0	80,534	(80,534)
Westcore Mid-Cap Value Dividend Fund II	(254,534)	254,534	0
Westcore Smid-Cap Value Dividend Fund	(18)	18	0
Westcore Small-Cap Value Dividend Fund	0	178,982	(178,982)
Westcore Micro-Cap Opportunity Fund	1,101	0	(1,101)
Westcore International Small-Cap Fund	0	1,879,013	(1,879,013)
Westcore Flexible Income Fund	(20,255,985)	996	20,254,989
Westcore Plus Bond Fund	0	3,847,098	(3,847,098)
Westcore Municipal Opportunities Fund	(15)	15	0
Westcore Colorado Tax-Exempt Fund	(40,881)	40,793	88

The reclassifications were primarily a result of capital loss expirations, net operating losses, book/tax distribution reclassifications and certain  other investments.

Included in the amounts reclassified above were net operating losses offset to Paid-in capital:

Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II	Westcore Mid-Cap Value Dividend Fund II
$34,355	$193,759	$239,382

  |  2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

The tax character of the distributions paid were as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Westcore Small-Cap Growth Fund
Ordinary Income	$0	$3,471
Long-Term Capital Gain	0	2,134
Total	$0	$5,605
Westcore Global Large-Cap Dividend Fund
Ordinary Income	$803,147	$1,021,824
Long-Term Capital Gain	1,364,268	3,372,503
Total	$2,167,415	$4,394,327
Westcore Large-Cap Dividend Fund
Ordinary Income	$135,826	$1,207,149
Long-Term Capital Gain	4,360,659	8,487,909
Total	$4,496,485	$9,695,058
Westcore Mid-Cap Value Dividend Fund
Ordinary Income	$1,355,480	$449,995
Long-Term Capital Gain	2,028,031	5,337,643
Total	$3,383,511	$5,787,638
Westcore Mid-Cap Value Dividend Fund II
Ordinary Income	$15,152	$210,610
Long-Term Capital Gain	0	4,889,157
Total	$15,152	$5,099,767
Westcore Small-Cap Value Dividend Fund
Ordinary Income	$3,249,790	$2,966,304
Long-Term Capital Gain	15,296,378	26,088,449
Total	$18,546,168	$29,054,753
Westcore Micro-Cap Opportunity Fund
Ordinary Income	$44,312	$0
Long-Term Capital Gain	403,967	1,707,651
Total	$448,279	$1,707,651
Westcore International Small-Cap Fund
Ordinary Income	$2,677,817	$5,000,069
Long-Term Capital Gain	0	2,932,806
Total	$2,677,817	$7,932,875
Westcore Flexible Income Fund
Ordinary Income	$3,164,306	$3,201,347
Tax Return of Capital	0	7,716
Total	$3,164,306	$3,209,063

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Westcore Plus Bond Fund
Ordinary Income	$43,920,640	$46,951,102
Long-Term Capital Gain	330,320	4,002,517
Total	$44,250,960	$50,953,619
Westcore Colorado Tax-Exempt Fund
Ordinary Income	$334,063	$12,041
Tax-Exempt Income	5,515,566	4,754,100
Long-Term Capital Gain	509,266	0
Total	$6,358,895	$4,766,141

For the years ended 2016 and 2015 Westcore Small-Cap Growth Fund II had no distributions. For the year ended 2016 both Westcore Smid-Cap Value Fund and Westcore Municipal Opportunities Fund had no distributions.

As of December 31, 2016, the Funds’ most recent year end, the components of distributable earnings on a tax basis were as follows:

	Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II	Westcore Global Large-Cap Dividend Fund	Westcore Large-Cap Dividend Fund	Westcore Mid-Cap Value Dividend Fund	Westcore Mid-Cap Value Dividend Fund II	Westcore Smid-Cap Value Dividend Fund
Over/Undistributed net investment income	$0	$0	$106,498	$5,821	$1,543,913	$0	$120
Accumulated net realized gain/(loss) on investments	(153,024)	(87,236,164)	1,386,697	1,535,728	1,391,587	(633,807)	20
Net unrealized appreciation/(depreciation) on investments	664,087	(483,719)	4,562,149	320,852	13,257,689	163,361	(2,976)
Effect of other timing differences	852	(36,322)	(44,034)	(37,157)	92,100	(249,768)	368
Total	$511,915	$(87,756,205)	$6,011,310	$1,825,244	$16,285,289	$(720,214)	$(2,468)

	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund	Westcore Municipal Opportunities Fund	Westcore Colorado Tax-Exempt Fund
Over/Undistributed net investment income	$493,976	$370	$1,100,726	$17,903	$429,590	$301	$0
Accumulated net realized gain/(loss) on investments	11,975,858	5,771	(12,010,669)	(18,546,872)	370,436	0	(729,815)
Net unrealized appreciation/(depreciation) on investments	41,991,805	4,448,745	13,618,548	(647,670)	14,031,467	10,601	(1,505,945)
Effect of other timing differences	273,845	(1,258)	(655,241)	(36,476)	(288,127)	0	(32,677)
Total	$54,735,484	$4,453,628	$2,053,364	$(19,213,115)	$14,543,366	$10,902	$(2,268,437)

The effect of other timing differences is primarily related to deferred Trustee compensation, late year ordinary losses and deferred dividends.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Small-Cap Growth, Westcore Small-Cap Growth II, Westcore Mid-Cap Value Dividend, Westcore Mid-Cap Value Dividend II, Westcore Smid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds; monthly for the Westcore Flexible Income, Westcore Plus Bond, Westcore Municipal Opportunities and Westcore Colorado Tax-Exempt Funds and quarterly for the Westcore Large-Cap Dividend and Westcore Global Large-Cap Dividend Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

   |  2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

Redemption Fee – Effective September 15, 2016, the Funds no longer impose a redemption fee. Prior to September 15, 2016, the Westcore Small-Cap Growth, Westcore Micro-Cap Opportunity and Westcore Flexible Income Funds imposed a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, were intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Multi-class Fund expenses related to specific classes and the associated Fund level expenses, for the year ended December 31, 2016, were as follows:

Westcore Small-Cap Growth Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$881	$–	$–
Transfer agent fees	392	2,167	14,949
Registration fees	17,120	12,948	–
Other	1,200	1,200	4,861

Westcore Global Large-Cap Dividend Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$39,182	$–	$–
Transfer agent fees	32,551	87	37,453
Registration fees	16,405	6,095	–
Other	1,041	1,200	5,295

Westcore Large-Cap Dividend Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$38,640	$–	$–
Transfer agent fees	4,227	105	16,490
Registration fees	15,262	15,243	–
Other	1,109	1,200	3,742

Westcore Mid-Cap Value Dividend Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$125,348	$–	$–
Transfer agent fees	1,330	26	15,328
Registration fees	27,522	–	–
Other	453	850	6,146

Westcore Mid-Cap Value Dividend Fund II

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$55,025	$–	$–
Transfer agent fees	18,637	109	28,027
Registration fees	16,044	15,933	–
Other	1,041	1,205	3,870

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

Westcore Smid-Cap Value Dividend Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$–	$–	$–
Transfer agent fees	34	34	1,213
Registration fees	427	427	–
Other	163	163	260

Westcore Small-Cap Value Dividend Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$168,971	$–	$–
Transfer agent fees	6,794	9,585	22,364
Registration fees	15,753	20,116	–
Other	–	1,167	–

Westcore International Small-Cap Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$155,423	$–	$–
Transfer agent fees	11,545	24	31,009
Registration fees	24,003	2,260	–
Other	455	850	6,888

Westcore Flexible Income Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$109,420	$–	$–
Transfer agent fees	5,201	2,244	18,228
Registration fees	16,638	15,929	–
Other	1,041	1,205	5,408

Westcore Plus Bond Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$2,774,761	$–	$–
Transfer agent fees	43,371	4,568	33,393
Registration fees	44,566	18,708	–
Other	1,114	1,200	14,908

Westcore Municipal Opportunities Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$–	$–	$–
Transfer agent fees	34	34	1,213
Registration fees	427	428	–
Other	163	163	285

  |  2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

Westcore Colorado Tax-Exempt Fund

	Retail Class Specific Expenses	Institutional Class Specific Expenses	Fund Level Expenses
Shareholder servicing reimbursement	$444,766	$–	$–
Transfer agent fees	2,717	168	17,745
Registration fees	9,691	1,181	–
Other	460	850	10,161

Offering Costs – The Westcore Mid-Cap Value Dividend Fund-Institutional Class, Westcore International Small-Cap Fund-Institutional Class and Westcore Colorado Tax-Exempt Fund-Institutional Class incurred offering costs which are being amortized over the first twelve months from the commencement date of the Institutional share class, April 29, 2016.  The Westcore Smid-Cap Value Dividend and Westcore Municipal Opportunities Funds incurred offering costs which are being amortized over the first twelve months from the commencement date of the Funds, December 19, 2016.  Offering costs include fees for preparing and printing initial prospectuses, legal and registration fees.   Amounts amortized in the year ended December 31, 2016 are shown on the Funds’ Statement of Operations.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions. As of December 31, 2016, none of the Funds held when-issued or forward commitment securities.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2016, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Small-Cap Growth Fund		Westcore Small-Cap Growth Fund II
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	21,131	1,964	N/A	N/A
Institutional Class	155,051	172,541	61,242	115,732
Shares issued in reinvestment of distributions
Retail Class	0	43	N/A	N/A
Institutional Class	0	485	0	N/A
Shares redeemed
Retail Class	(2,722)	(9,080)	N/A	N/A
Institutional Class	(431,382)	(340,908)	(948,987)	(1,080,234)
Net increase/(decrease) resulting from share transactions	(257,922)	(174,955)	(887,745)	(964,502)

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

	Westcore Global Large-Cap Dividend Fund		Westcore Large-Cap Dividend Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	914,369	37,714	129,226	269,931
Institutional Class	90,085	46,042	39,560	81,530
Shares issued in reinvestment of distributions
Retail Class	183,233	365,758	569,682	887,269
Institutional Class	16,732	38,797	115,732	180,739
Shares redeemed
Retail Class	(550,383)	(815,922)	(1,593,654)	(1,041,731)
Institutional Class	(111,238)	(175,309)	(620,564)	(255,338)
Net increase/(decrease) resulting from share transactions	542,798	(502,920)	(1,360,018)	122,400

	Westcore Mid-Cap Value Dividend Fund		Westcore Mid-Cap Value Dividend Fund II
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	1,082,142	332,034	503,752	839,035
Institutional Class	1,314,600	N/A	336,642	320,001
Shares issued in reinvestment of distributions
Retail Class	71,781	243,672	3,001	826,120
Institutional Class	47,931	N/A	248	230,321
Shares redeemed
Retail Class	(1,754,745)	(545,071)	(6,229,591)	(2,264,236)
Institutional Class	(55,290)	N/A	(3,664,982)	(539,640)
Net increase/(decrease) resulting from share transactions	706,419	30,635	(9,050,930)	(588,399)

  |  2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

	Westcore Smid-Cap Value Dividend Fund	Westcore Small-Cap Value Dividend Fund
	December 31, 2016	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	12,001	2,285,219	1,243,356
Institutional Class	25,001	4,086,728	2,467,690
Shares issued in reinvestment of distributions
Retail Class	0	458,801	987,709
Institutional Class	0	831,752	1,455,773
Shares redeemed
Retail Class	0	(3,345,039)	(5,233,691)
Institutional Class	0	(4,545,471)	(8,027,415)
Net increase/(decrease) resulting from share transactions	37,002	(228,010)	(7,106,578)

	Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	147,345	629,055	734,530	1,690,156
Institutional Class	N/A	N/A	1,362,878	N/A
Shares issued in reinvestment of distributions
Retail Class	23,635	108,424	157,266	514,570
Institutional Class	N/A	N/A	18,509	N/A
Shares redeemed
Retail Class	(788,705)	(1,489,167)	(4,022,039)	(13,408,534)
Institutional Class	N/A	N/A	(80,012)	N/A
Net increase/(decrease) resulting from share transactions	(617,725)	(751,688)	(1,828,868)	(11,203,808)

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

	Westcore Flexible Income Fund		Westcore Plus Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	2,579,355	1,043,354	22,332,747	29,832,020
Institutional Class	1,182,044	1,208,815	6,059,595	5,744,468
Shares issued in reinvestment of distributions
Retail Class	271,729	297,573	3,655,334	4,151,586
Institutional Class	80,357	54,430	342,491	436,917
Shares redeemed
Retail Class	(2,094,879)	(2,452,975)	(49,430,872)	(33,927,570)
Institutional Class	(556,940)	(446,843)	(5,141,784)	(9,893,312)
Net increase/(decrease) resulting from share transactions	1,461,666	(295,646)	(22,182,489)	(3,655,891)

	Westcore Municipal Opportunities Fund	Westcore Colorado Tax-Exempt Fund
	Year Ended December 31, 2016	Year Ended December 31, 2016	Year Ended December 31, 2015
Shares issued and redeemed:
Shares sold
Retail Class	40,002	6,213,627	5,046,789
Institutional Class	35,001	3,010,621	N/A
Shares issued in reinvestment of distributions
Retail Class	0	470,523	376,764
Institutional Class	0	34,293	N/A
Shares redeemed
Retail Class	0	(5,896,515)	(2,545,484)
Institutional Class	0	(437,362)	N/A
Net increase/(decrease) resulting from share transactions	75,003	3,395,187	2,878,069

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

	Westcore Small-Cap Growth Fund	Westcore Small-Cap Growth Fund II	Westcore Global Large-Cap Dividend Fund
As of December 31, 2016
Gross appreciation (excess of value over tax cost)	$841,765	$355,766	$5,859,612
Gross depreciation (excess of tax cost over value)	(177,678)	(839,485)	(1,293,778)
Net appreciation/(depreciation) of foreign currency and derivatives	0	0	(3,685)
Net unrealized appreciation/(depreciation)	$664,087	$(483,719)	$4,562,149
Cost of investment for income tax purposes	$3,605,909	$39,140,164	$41,878,315

  |  2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

	Westcore Large-Cap Dividend Fund	Westcore Mid-Cap Value Dividend Fund	Westcore Mid-Cap Value Dividend Fund II
As of December 31, 2016
Gross appreciation (excess of value over tax cost)	$463,106	$13,665,991	$418,358
Gross depreciation (excess of tax cost over value)	(142,254)	(408,220)	(254,997)
Net appreciation/(depreciation) of foreign currency and derivatives	0	(82)	0
Net unrealized appreciation/(depreciation)	$320,852	$13,257,689	$163,361
Cost of investment for income tax purposes	$14,519,271	$66,236,231	$36,016,926

	Westcore Smid-Cap Value Dividend Fund	Westcore Small-Cap Value Dividend Fund	Westcore Micro-Cap Opportunity Fund
As of December 31, 2016
Gross appreciation (excess of value over tax cost)	$2,432	$44,572,592	$4,505,227
Gross depreciation (excess of tax cost over value)	(5,408)	(2,580,787)	(56,482)
Net appreciation/(depreciation) of foreign currency and derivatives	0	0	0
Net unrealized appreciation/(depreciation)	$(2,976)	$41,991,805	$4,448,745
Cost of investment for income tax purposes	$389,274	$177,107,219	$8,882,621

	Westcore International Small-Cap Fund	Westcore Flexible Income Fund	Westcore Plus Bond Fund
As of December 31, 2016
Gross appreciation (excess of value over tax cost)	$16,838,948	$1,918,090	$30,589,989
Gross depreciation (excess of tax cost over value)	(3,193,588)	(2,565,760)	(16,558,522)
Net appreciation/(depreciation) of foreign currency and derivatives	(26,812)	0	0
Net unrealized appreciation/(depreciation)	$13,618,548	$(647,670)	$14,031,467
Cost of investment for income tax purposes	$56,606,399	$74,991,989	$1,168,259,703

	Westcore Municipal Opportunities Fund	Westcore Colorado Tax-Exempt Fund
As of December 31, 2016
Gross appreciation (excess of value over tax cost)	$10,601	$3,884,162
Gross depreciation (excess of tax cost over value)	0	(5,390,107)
Net appreciation/(depreciation) of foreign currency and derivatives	0	0
Net unrealized appreciation/(depreciation)	$10,601	$(1,505,945)
Cost of investment for income tax purposes	$787,426	$226,596,918

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Westcore Small-Cap Growth Fund	1.00%
Westcore Small-Cap Growth Fund II	0.65%
Westcore Global Large-Cap Dividend Fund	0.65%
Westcore Large-Cap Dividend Fund	0.65%
Westcore Mid-Cap Value Dividend Fund	0.75%
Westcore Mid-Cap Value Dividend Fund II	0.65%
Westcore Smid-Cap Value Dividend Fund	0.80%
Westcore Small-Cap Value Dividend Fund	1.00%
Westcore Micro-Cap Opportunity Fund	1.00%
Westcore International Small-Cap Fund	1.20%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.35%
Westcore Municipal Opportunities Fund	0.40%
Westcore Colorado Tax-Exempt Fund	0.40%

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly based on the average daily net assets of the Trust. Denver Investments receives 0.10% on the first $3.5 billion in average daily net assets of the Trust and 0.05% for net assets greater than $3.5 billion. The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets and are disclosed in the Statement of Operations.

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, each Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

| 2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

Denver Investments as Adviser and Co-Administrator has contractually agreed, during the year ended December 31, 2016 and until at least the date shown in the table, that the Net Annual Fund Operating Expenses for the following shares of the Funds will not exceed the amounts shown in the table below.

Westcore Small-Cap Growth Fund – Retail Class	1.30%	April 30, 2017
Westcore Small-Cap Growth Fund II – Institutional Class	1.15%	April 30, 2017
Westcore Global Large-Cap Dividend Fund – Retail Class	0.99%	April 30, 2017
Westcore Large-Cap Dividend Fund – Retail Class	1.15%	April 30, 2017
Westcore Mid-Cap Value Dividend Fund – Retail Class	1.25%	April 30, 2017
Westcore Mid-Cap Value Dividend Fund II – Retail Class	1.15%	April 30, 2017
Westcore Smid-Cap Value Dividend Fund – Retail Class	1.20%	April 30, 2018
Westcore Small-Cap Value Dividend Fund – Retail Class	1.30%	April 30, 2017
Westcore Micro-Cap Opportunity Fund – Retail Class	1.30%	April 30, 2017
Westcore International Small-Cap Fund – Retail Class	1.50%*	April 30, 2017
Westcore Flexible Income Fund – Retail Class	0.85%	April 30, 2017
Westcore Plus Bond Fund – Retail Class	0.55%	April 30, 2017
Westcore Municipal Opportunities Fund – Retail Class	0.65%	April 30, 2018
Wescore Colorado Tax-Exempt Fund – Retail Class	0.65%	April 30, 2017

*
The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses commencing April 29, 2016 so that the ratio of expenses to average net assets of the Westcore International Small-Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Funds’ Financial Highlights do not exceed 1.44%. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.

Denver Investments has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2016 until at least the date shown in the table below. Adviser reimbursements are paid monthly in arrears. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than the amount reported in the table above, for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/ reimbursement does not exceed 25 basis points. Without such fee waivers, for the year ended December 31, 2016, the Total Annualized Operating Expenses for the Institutional Class shares of the Funds are as follows:

Westcore Small-Cap Growth Fund	2.63%	April 30, 2017
Westcore Global Large-Cap Dividend Fund	1.21%	April 30, 2017
Westcore Large-Cap Dividend Fund	1.49%	April 30, 2017
Westcore Mid-Cap Value Dividend Fund	1.15%	April 30, 2017
Westcore Mid-Cap Value Dividend Fund II	1.08%	April 30, 2017
Westcore Smid-Cap Value Dividend Fund	34.17%	April 30, 2018
Westcore Small-Cap Value Dividend Fund	1.24%	April 30, 2017
Westcore International Small-Cap Fund	1.65%	April 30, 2017
Westcore Flexible Income Fund	0.84%	April 30, 2017
Westcore Plus Bond Fund	0.56%	April 30, 2017
Westcore Municipal Opportunities Fund	19.48%	April 30, 2018
Westcore Colorado Tax-Exempt Fund	0.68%	April 30, 2017

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

| p: 800.392.CORE (2673) | www.westcore.com

NOTES TO FINANCIAL STATEMENTS

An officer of the Funds is also an officer of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The Trustees have also appointed a President of the Trust who is also a Trustee. In addition to Trustee compensation, the President receives a fee per each regularly scheduled Board meeting.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of December 31, 2016 is $578,822.

Where a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. During the year ended December 31, 2016, Westcore International Small-Cap Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers would be deemed to be affiliates of that Fund for purposes of the 1940 Act.

Security Name	Share Balance at December 31, 2015	Purchases	Sales	Share Balance at December 31, 2016	Market Value at December 31, 2016	Dividends	Realized Gains/(Losses)
Decmil Group LTD (Australia)(a)	4,463,723	–	4,463,723	–	$–	$–	$(5,597,563)

(a)	As of December 31, 2016 no longer an affiliate.

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Quoted & Unadjusted Prices in active markets for identical investments
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2016 in valuing the Funds’ assets:

Westcore Small-Cap Growth Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$4,126,590	$0	$0	$4,126,590
Money Market Mutual Funds	143,406	0	0	143,406
Total	$4,269,996	$0	$0	$4,269,996

Westcore Small-Cap Growth Fund II

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$33,680,729	$0	$0	$33,680,729
Money Market Mutual Funds	3,280,800	0	0	3,280,800
Short Term Investments	0	1,694,916	0	1,694,916
Total	$36,961,529	$1,694,916	$0	$38,656,445

| 2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

Westcore Global Large-Cap Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$45,910,328	$0	$0	$45,910,328
Money Market Mutual Funds	466,110	0	0	466,110
Short Term Investments	0	67,711	0	67,711
Total	$46,376,438	$67,711	$0	$46,444,149

Westcore Large-Cap Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$13,751,136	$0	$0	$13,751,136
Money Market Mutual Funds	1,088,987	0	0	1,088,987
Total	$14,840,123	$0	$0	$14,840,123

Westcore Mid-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$76,646,243	$0	$0	$76,646,243
Money Market Mutual Funds	2,595,442	0	0	2,595,442
Short Term Investments	0	252,317	0	252,317
Total	$79,241,685	$252,317	$0	$79,494,002

Westcore Mid-Cap Value Dividend Fund II

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$34,788,058	$0	$0	$34,788,058
Money Market Mutual Funds	1,392,229	0	0	1,392,229
Total	$36,180,287	$0	$0	$36,180,287

Westcore Smid-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$359,728	$0	$0	$359,728
Money Market Mutual Funds	26,570	0	0	26,570
Total	$386,298	$0	$0	$386,298

Westcore Small-Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$208,472,517	$0	$0	$208,472,517
Money Market Mutual Funds	10,626,507	0	0	10,626,507
Total	$219,099,024	$0	$0	$219,099,024

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

Westcore Micro-Cap Opportunity Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$13,101,608	$0	$0	$13,101,608
Rights and Warrants	0	0	4,361	4,361
Money Market Mutual Funds	216,203	0	0	216,203
Short Term Investments	0	9,194	0	9,194
Total	$13,317,811	$9,194	$4,361	$13,331,366

Westcore International Small-Cap Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$65,150,998	$4,886,705	$0	$70,037,703
Rights and Warrants	20,436	0	0	20,436
Money Market Mutual Funds	193,620	0	0	193,620
Total	$65,365,054	$4,886,705	$0	$70,251,759
Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$0	$257,390	$0	$257,390
Liabilities
Forward Foreign Currency Contracts	0	(234,045)	0	(234,045)
Total	$0	$23,345	$0	$23,345

Westcore Flexible Income Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$778,400	$0	$0	$778,400
Preferred Stocks	1,271,380	0	0	1,271,380
Exchange Traded Funds	1,225,500	0	0	1,225,500
Corporate Bonds	0	66,168,861	0	66,168,861
Mortgage Backed Security Asset Backed Securities	0	1,287,362	0	1,287,362
Commercial Mortgage-Backed Securities	0	0	1,603,359	1,603,359
Residential Mortgage-Backed Securities	0	865,435	0	865,435
Money Market Mutual Funds	1,144,022	0	0	1,144,022
Total	$4,419,302	$68,321,658	$1,603,359	$74,344,319

  |  2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

Westcore Plus Bond Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred Stock
Financial Institutions	$7,704,368	$1,027,500	$0	$8,731,868
Corporate Bonds	0	484,727,284	0	484,727,284
Municipal Bonds	0	113,160,397	0	113,160,397
Asset-Backed Securities, Commercial Mortgage-Backed Securities Passthrough & Residential Mortgage-Backed Securities
Asset Backed Securities	0	46,434,887	0	46,434,887
Commercial Mortgage-Backed Securities	0	26,524,675	4,097,474	30,622,149
Mortgage-Backed Securities Passthrough	0	364,727,754	0	364,727,754
Residential Mortgage-Backed Securities	0	29,485,071	0	29,485,071
U.S. Treasury Bonds & Notes	0	93,499,586	0	93,499,586
Money Market Mutual Funds	10,902,174	0	0	10,902,174
Total	$18,606,542	$1,159,587,154	$4,097,474	$1,182,291,170

Westcore Municipal Opportunities Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$0	$658,796	$0	$658,796
U.S. Treasury Bonds & Notes	0	70,206	0	70,206
Money Market Mutual Funds	69,025	0	0	69,025
Total	$69,025	$729,002	$0	$798,027

Westcore Colorado Tax-Exempt Fund

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$0	$212,860,681	$0	$212,860,681
Money Market Mutual Funds	12,230,269	0	0	12,230,269
Short Term Investments	0	23	0	23
Total	$12,230,269	$212,860,704	$0	$225,090,973

*	For detailed Industry descriptions, see the accompanying Statements of Investments.

**	Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. When the trigger is not met at a period end, it could result in securities transferring from a Level 2 to a Level 1 classification. The transfer amount disclosed in the table below represents the value of the securities as of December 31, 2016 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of December 31, 2015.

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

The Westcore International Small-Cap Fund had the following transfers in/(out) of Level 1 and Level 2 at December 31, 2016:

	Level 1- Quoted and Unadjusted Prices		Level 2- Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$16,923,986	$–	$–	$(16,923,986)
Total	$16,923,986	$–	$–	$(16,923,986)

There were no significant Level 3 securities held in any of the Funds, except Westcore International Small-Cap, Westcore Flexible Income and Westcore Plus Bond Funds, during the year ended December 31, 2016.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore International Small-Cap Fund

Investments in Securities	Balance as of December 31, 2015	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)*	Change in Unrealized Appreciation/(Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of December 31, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statementsof Operations attributable to Level 3 investments held at December 31, 2016
Common Stock	$2,797,246	$–	$–	$(7,657,188)	$7,693,163	$–	$(2,833,221)	$–	$–	$–	$–
Total	$2,797,246	$–	$–	$(7,657,188)	$7,693,163	$–	$(2,833,221)	$–	$–	$–	$–

Westcore Flexible Income Fund

Investments in Securities	Balance as of December 31, 2015	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of December 31, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statementsof Operations attributable to Level 3 investments held at December 31, 2016
Commercial Mortgage-Backed Securities	$1,581,689	$13,485	$–	$4,668	$104,130	$–	$(100,613)	$–	$–	$1,603,359	$104,130
Total	$1,581,689	$13,485	$–	$4,668	$104,130	$–	$(100,613)	$–	$–	$1,603,359	$104,130

Westcore Plus Bond Fund

Investments in Securities	Balance as of December 31, 2015	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of December 31, 2016	Net change in unrealized appreciation/ (depreciation) included in the Statementsof Operations attributable to Level 3 investments held at December 31, 2016
Commercial Mortgage-Backed Securities	$4,042,093	$34,465	$–	$11,928	$266,110	$–	$(257,122)	$–	$–	$4,097,474	$266,110
Total	$4,042,093	$34,465	$–	$11,928	$266,110	$–	$(257,122)	$–	$–	$4,097,474	$266,110

*	Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the Statement of Operations.

  |  2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds, U.S. Government & Agency Obligations, and U.S. Treasury bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2016:

Westcore Flexible Income Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 12/31/2016	Valuation Technique	Unobservable Input(a)	Level/Range
Commercial Mortgage-Backed Security	$1,603,359	Adjusted Spread Pricing*	Comparability Adjustment	0.85%
			Liquidity Adjustment	1.00%
Total	$1,603,359

Westcore Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 12/31/2016	Valuation Technique	Unobservable Input(a)	Level/Range
Commercial Mortgage-Backed Security	$4,097,474	Adjusted Spread Pricing*	Comparability Adjustment	0.85%
			Liquidity Adjustment	1.00%
Total	$4,097,474

*	Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Comparability Adjustment	Decrease	Increase
Liquidity Adjustment	Decrease	Increase

  |  p: 800.392.CORE (2673)  |  www.westcore.com

NOTES TO FINANCIAL STATEMENTS

7. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the year ended December 31, 2016, the Fund had average forward foreign currency contract values to buy and sell of $38,614,666 and  $30,258,799, respectively.

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016 is as follows:

		Asset Derivatives	Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Unrealized Appreciation	Unrealized Depreciation
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$257,390	$0
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized loss on forward foreign currency contracts	0	234,045
Total		$257,390	$234,045

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016 is as follows:

Risk Exposure	Statement of Operations Location
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gain/(loss) on forward foreign currency contracts	$(1,071,434)
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	271,120

| 2016 Annual Report

NOTES TO FINANCIAL STATEMENTS

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2016 excluding long-term U.S. government securities and short-term investments were as follows:

Fund	Cost of Investments Purchased	Proceeds From Investments Sold
Westcore Small-Cap Growth Fund	$4,102,387	$6,438,708
Westcore Small-Cap Growth Fund II	81,348,871	99,147,014
Westcore Global Large-Cap Dividend Fund	28,451,776	26,042,052
Westcore Large-Cap Dividend Fund	27,290,542	42,998,115
Westcore Mid-Cap Value Dividend Fund	61,980,224	48,689,981
Westcore Mid-Cap Value Dividend Fund II	92,507,471	133,015,232
Westcore Smid-Cap Value Dividend Fund	368,944	6,245
Westcore Small-Cap Value Dividend Fund	178,088,749	201,756,704
Westcore Micro-Cap Opportunity Fund	5,921,918	15,387,405
Westcore International Small-Cap Fund	34,802,189	66,195,580
Westcore Flexible Income Fund	44,407,602	30,550,470
Westcore Plus Bond Fund	671,945,456	908,990,839
Westcore Municipal Opportunities Fund	718,526	0
Westcore Colorado Tax-Exempt Fund	143,395,865	97,110,354

Purchases and sales of long-term U.S. Government securities for the year ended December 31, 2016, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Westcore Plus Bond Fund	$280,388,954	$811,550,955

9. RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement.  The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique.  It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique.  The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016.  Management is currently evaluating the impact of the ASU to the financial statements.

| p: 800.392.CORE (2673) | www.westcore.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF WESTCORE TRUST AND THE SHAREHOLDERS OF EACH FUND OF WESTCORE TRUST:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Westcore Trust (the “Funds”), including the Westcore Small-Cap Growth Fund, Westcore Small-Cap Growth Fund II (formerly known as Westcore Select Fund), Westcore Global Large-Cap Dividend Fund (formerly known as Westcore Blue Chip Dividend Fund), Westcore Large-Cap Dividend Fund (formerly known as Westcore Growth Fund), Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II (formerly known as Westcore MIDCO Growth Fund), Westcore Smid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund, and Westcore Colorado Tax-Exempt Fund, as of December 31, 2016, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Westcore Trust as of December 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 27, 2017

| 2016 Annual Report

SHAREHOLDER TAX INFORMATION	(UNAUDITED)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2016.

During the year ended December 31, 2016, 94.29% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income (QDI)	Dividends Received Deduction (DRD)
Westcore Large-Cap Dividend Fund	43.53%	41.67%
Westcore Plus Bond Fund	1.24	0.13
Westcore Mid-Cap Value Dividend Fund II	0	0
Westcore Small-Cap Growth Fund II	0	0
Westcore Global Large-Cap Dividend Fund	100.00	76.54
Westcore Micro-Cap Opportunity Fund	100.00	100.00
Westcore Small-Cap Growth Fund	0	0
Westcore Smid-Cap Value Dividend Fund	0	0
Westcore Municipal Opportunities Fund	0	0
Westcore Flexible Income Fund	2.13	0
Westcore Colorado Tax-Exempt Fund	0	0
Westcore International Small-Cap Fund	100.00	0
Westcore Mid-Cap Value Dividend Fund	100.00	100.00
Westcore Small-Cap Value Dividend Fund	94.03	93.63

During the year ended December 31, 2016, the Westcore Funds paid the following distributions per share:

	Ordinary Income Dividends	Capital Gains Distributions	Total Distributions
Retail Class:
Westcore Large-Cap Dividend Fund	$0.077870	$2.500000	$2.577870
Westcore Plus Bond Fund	0.360520	0.002920	0.363440
Westcore Mid-Cap Value Dividend Fund II	0.001800	0	0.001800
Westcore Global Large-Cap Dividend Fund	0.180130	0.284940	0.465070
Westcore Micro-Cap Opportunity Fund	0.064720	0.590010	0.654730
Westcore Small-Cap Growth Fund	0	0	0
Westcore Smid-Cap Value Dividend Fund	0	0	0
Westcore Municipal Opportunities Fund	0	0	0
Westcore Flexible Income Fund	0.399460	0	0.399460
Westcore Colorado Tax-Exempt Fund	0.312260	0.025150	0.337410
Westcore International Small-Cap Fund	0.742980	0	0.742980
Westcore Mid-Cap Value Dividend Fund	0.624620	0.730870	1.355490
Westcore Small-Cap Value Dividend Fund	0.182920	0.946070	1.128990

| p: 800.392.CORE (2673) | www.westcore.com

SHAREHOLDER TAX INFORMATION	(UNAUDITED)

	Ordinary Income Dividends	Capital Gains Distributions	Total Distributions
Institutional Class:
Westcore Large-Cap Dividend Fund	$0.077870	$2.500000	$2.577870
Westcore Plus Bond Fund	0.365330	0.002920	0.368250
Westcore Mid-Cap Value Dividend Fund II	0.001800	0	0.001800
Westcore Small-Cap Growth Fund II	0	0	0
Westcore Global Large-Cap Dividend Fund	0.199630	0.284940	0.484570
Westcore Small-Cap Growth Fund	0	0	0
Westcore Smid-Cap Value Dividend Fund	0	0	0
Westcore Municipal Opportunities Fund	0	0	0
Westcore Flexible Income Fund	0.412780	0	0.412780
Westcore Colorado Tax-Exempt Fund	0.200920	0.025150	0.226070
Westcore International Small-Cap Fund	0.219360	0	0.219360
Westcore Mid-Cap Value Dividend Fund	0.326160	0.730870	1.057030
Westcore Small-Cap Value Dividend Fund	0.213790	0.946070	1.159860

| 2016 Annual Report

OTHER IMPORTANT INFORMATION	(UNAUDITED)

APPROVAL OF AGREEMENTS

Investment Advisory Fee Rate

The Board of Trustees (the “Board”) of Westcore Trust considered information provided and reviewed at the Board meeting held on November 9-10, 2016 and at prior meetings regarding the Small-Cap Growth, Small-Cap Growth II (formerly known as Westcore Select Fund), Global Large-Cap Dividend (formerly known as formerly known as Westcore Blue Chip Dividend Fund), Large-Cap Value Dividend (formerly known as Westcore Growth Fund), Mid-Cap Value Dividend, Mid-Cap Value Dividend II (formerly known as MIDCO Growth Fund), Small Cap Value Dividend, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, Colorado Tax-Exempt, Municipal Opportunities, and Smid-Cap Value Dividend Funds’ (each, a “Fund” and collectively, the “Funds”) contractual advisory and overall expenses, including without limitation, comparative data provided by an independent provider of investment company data (acknowledging the status of certain information for the Municipal Opportunities and Smid-Cap Value Dividend Funds as pro forma information), for each Fund’s peer group. Based on such information, the Board determined that:

•
With the exception of the Municipal Opportunities and Smid-Cap Value Dividend Funds, most of the Funds were in either the third or fourth quartile for fund size in their respective peer funds categories;

•
The projected annual report net expense ratio for the Smid-Cap Value Dividend Fund was at the median for its peer funds, while the projected annual report net expense ratio for the Municipal Opportunities Fund was slightly below the median for its peer funds;

•
The annual report net expense ratios for the Mid-Cap Value Dividend, Small Cap Value Dividend, and International Small-Cap Funds were all above, but within an acceptable range of, their respective peer fund medians; and

•	The annual report net expense ratios for the other Funds were generally slightly above, at, or below their respective peer fund medians.

Nature, Extent, and Quality of Services under the Investment Advisory Agreement

The Board received and considered information regarding the nature, extent, and quality of the services provided to the Funds under the Amended and Restated Investment Advisory Agreement (with respect to the Small-Cap Growth, Small-Cap Growth II, Global Large-Cap Dividend, Large-Cap Value Dividend, Mid-Cap Value Dividend, Mid-Cap Value Dividend II, Small Cap Value Dividend, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, and Colorado Tax-Exempt Funds) and under the new Investment Advisory Agreement with respect to the Municipal Opportunities and Smid-Cap Value Dividend Funds (each, an “Investment Advisory Agreement”). The Board reviewed, among other items, background materials supplied by Denver Investment Advisors, LLC (“Denver Investments”).

The Board reviewed and considered Denver Investments’ advisory personnel, its history as an asset manager, its performance, and the assets under its management. The Board also reviewed the research and decision-making processes utilized by Denver Investments, including the methods adopted to achieve compliance with the Funds’ investment objectives, policies, and restrictions.

The Board considered the background and experience of Denver Investments’ management, including reviewing the qualifications, backgrounds and responsibilities of the various portfolio management teams expected to be primarily responsible for the day-to-day management of each Fund, and the extent of the resources devoted to research and analysis of investments.

The Board also reviewed accompanying compliance-related materials, and noted that they received reports on these services and compliance issues from Trust officers and from Denver Investments periodically throughout the year.

Performance

The Board reviewed performance information for the 1-year, 3-year, 5-year and 10-year periods, as applicable, for each Fund (with the exception of the Municipal Opportunities and Smid-Cap Value Dividend Funds). For the Smid-Cap Value Dividend Fund, the Board considered information provided by Denver Investments for accounts utilizing a strategy similar to that expected to be used for the new Fund, while noting that for the Municipal Opportunities Fund, there was no comparable account information to consider. This review included a comparison of each such Fund’s performance to a group of peer funds, as well as to respective benchmark indices.

With respect to the Large-Cap Value Dividend, Mid-Cap Value Dividend II, Small-Cap Growth II, and Small-Cap Growth Funds, the Board noted that comparative performance over the 1-year period generally lagged behind respective peer group averages. However, with respect to the Small-Cap Growth Fund, comparative performance over the 3-year and 5-year periods reflected better performance relative to its peer funds.

With respect to the Global Large-Cap Dividend, Mid-Cap Value Dividend, Small Cap Value Dividend, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, and Colorado Tax-Exempt Funds, the Board noted that that comparative performance over the 1-year period generally exceed or was near the respective peer group averages. For such Funds, and with the exception of the International Small-Cap Fund, the same was generally true for comparative performance over the 3-year periods.

| p: 800.392.CORE (2673) | www.westcore.com

OTHER IMPORTANT INFORMATION	(UNAUDITED)

Adviser Profitability

The Board received and considered a detailed profitability analysis (with respect to all Funds except for the Municipal Opportunities Fund and the Smid-Cap Value Dividend Fund) prepared by Denver Investments based on the fees payable under the Investment Advisory Agreement. The Board was also provided with Denver Investments’ audited financial information as well as information regarding Denver Investments’ other revenue streams and potential liabilities. The Board also considered Denver Investments’ statements regarding its continued commitment to the Funds.

Other Benefits to the Adviser

The Board reviewed and considered any other benefits derived or to be derived by Denver Investments from its relationship with the Funds, including soft dollar arrangements and publicity relating to the Funds.

In selecting Denver Investments and approving the Investment Advisory Agreement with respect to each of the Funds identified above and the fees thereunder, the Board concluded that no single factor reviewed by the Board was identified to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Board, including all of the Independent Trustees, concluded that:

•
The investment advisory fees to be received by Denver Investments with respect to each Fund and the total expense ratios expected to be experienced by each Fund (after waivers, subject to certain exclusions) were generally lower than, or, to the extent greater, within an acceptable range of, the respective peer group medians, taking into account size differences between the Funds and their peers;

•
The nature, extent and quality of services rendered or to be rendered by Denver Investments under the Investment Advisory Agreement were adequate, as well as acknowledging the pro forma nature of the information available with respect to the Municipal Opportunities and Smid-Cap Value Dividend Funds;

•
The recent performance of the Large-Cap Value Dividend, Mid-Cap Value Dividend II, Small-Cap Growth II, and Small-Cap Growth Funds generally lagged behind respective peer group averages, but was acceptable in light of expected measures to seek to improve performance and certain changes with respect to such Funds, as well as, in the case of the Small-Cap Growth Fund, historical performance over longer periods;

•
The recent performance of the Global Large-Cap Dividend, Mid-Cap Value Dividend, Small Cap Value Dividend, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, and Colorado Tax-Exempt Funds was generally in line with or better than their respective peer group averages;

•	There was no historical Fund performance information with respect to the Municipal Opportunities and Smid-Cap Value Dividend Funds for the Board to consider;

•
Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the comparable account performance available with respect to the Smid-Cap Value Dividend Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by such Fund;

•
The profit, if any, anticipated to be realized by Denver Investments in connection with its management of the Funds was not unreasonable, especially in light of existing and anticipated fee waiver arrangements;

•	There were no material economies of scale or other benefits accruing to Denver Investments in connection with its relationship with the Funds; and

•
The use of soft dollars is consistent with regulatory requirements and likely to benefit the Funds. In addition, other aspects of Denver Investments’ investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Funds.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the meeting, concluded that the advisory fee rates anticipated to be payable to Denver Investments by each Fund were fair and reasonable in light of the nature of the services and expenses involved, and that renewal of the Investment Advisory Agreement for the Small-Cap Growth, Small-Cap Growth II, Global Large-Cap Dividend, Large-Cap Value Dividend, Mid-Cap Value Dividend, Mid-Cap Value Dividend II, Small Cap Value Dividend, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, and Colorado Tax-Exempt Funds and approval of the initial Investment Advisory Agreement for the Municipal Opportunities and Smid-Cap Value Dividend Funds was consistent with the best interests of the Funds and their shareholders.

| 2016 Annual Report

INTENTIONALLY LEFT BLANK

Westcore Trustees and Officers:
Mary K. Anstine, Chairman
John A. DeTore, Trustee
Rick A. Pederson, Trustee
James A. Smith, Trustee
Douglas M. Sparks, Trustee
Janice M. Teague, President & Trustee
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Jill A. Kerschen, Asst. Treasurer
Richard C. Noyes, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end. Copies of the Westcore Funds Form N-Q are available without a charge, upon request, by contacting Westcore Funds toll-free at 800.392.CORE and on the SEC’s website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC123

Item 2.	Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee financial expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N‑CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees: For the registrant’s fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $241,400 and $189,100, respectively.

(b)
Audit-Related Fees: For the registrant’s fiscal years ended December 31, 2016 and December 31, 2015, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees: For the registrant’s fiscal years ended December 31, 2016 and December 31, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $52,430 and $44,940, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

(d)
All Other Fees: For the registrant’s fiscal years ended December 31, 2016 and December 31, 2015, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees of $52,430 and $44,940 were billed by the registrant’s principal accountant for services rendered to the registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2016 and December 31, 2015, respectively. All such services were rendered to the registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Janice M. Teague
Janice M. Teague
President/Principal Executive Officer

Date:	March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Janice M. Teague
Janice M. Teague
President/Principal Executive Officer

Date:	March 9, 2017

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 9, 2017